     Registration No. 33-30198
     File No. 811-05867

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                     ☒

PRE-EFFECTIVE AMENDMENT NO. ___         ☐

POST-EFFECTIVE AMENDMENT NO. 38         ☒

     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             ☒

     Amendment No. 39          ☒

     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

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     (Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

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     (Address of Principal Executive Offices) (Zip Code)

(303) 768-3200

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     (Registrant's Telephone Number including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, 11th Floor,
New York, New York 10281-1008

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    (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐     Immediately upon filing pursuant to paragraph (b)

☐  On ________, pursuant to paragraph (b)

☐     60 days after filing pursuant to paragraph (a)(1)

☒ On November 27, 2009, pursuant to paragraph (a)(1)

☐   75 days after filing, pursuant to paragraph (a)(2)

☐ On _________________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer

New Jersey Municipal Fund

Prospectus dated November 27, 2009

NYSE Ticker Symbols

Class A     ONJAX
Class B     ONJBX
Class C     ONJCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer New Jersey Municipal Fund is a mutual fund that seeks high current income exempt from federal and New Jersey personal income taxes. It invests mainly in municipal securities.

This prospectus contains important information about the Fund’s objective, investment policies, principal investment strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

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CONTENTS

3 3 4 5 8 8 8 9 9 9 10 20 23 24 30 33 40 43

The Fund Summary

Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Risks
The Fund's Past Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Taxes
Payments to Broker-Dealers and Other Financial Intermediaries

More About the Fund

About the Fund's Investments
How the Fund is Managed

More About Your Account

About Your Account
Choosing a Share Class
The Price of Fund Shares
How to Buy, Sell and Exchange Shares
Dividends, Capital Gains and Taxes

Financial Highlights

Back to Summary Prospectus

the fund SUMMARY

Investment Objective The Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. Its Lipper category is "New Jersey Municipal Debt Funds."

Fees and Expenses of the Fund The tables below describe the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you and your spouse invest, or agree to invest in the future, at least $50,000 in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Class A Shares" on page [##] of the Fund's prospectus and in the section "How to Buy Shares–Reduced Sales Charges" on page [##] and in "Appendix A – Special Sales Charge Arrangements and Waivers" on page A-1 of the Fund’s Statement of Additional Information. The numbers below are based on the Fund's expenses during its most recently completed fiscal year ended July 31, 2009. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):	Class A	Class B	Class C
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class B	Class C
Management Fees	___%	___%	___%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Other Expenses	___%	___%	___%
Interest and Related Expenses from Inverse Floaters[4]	___%	___%	___%
Other Expenses[5]	___%	___%	___%
Total Annual Fund Operating Expenses	___%	___%	___%

1.     A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.

2.     Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.

3.     Applies to shares redeemed within 12 months after purchase.

4.     "Interest and Related Expenses from Inverse Floaters" include certain expenses and fees related to the Fund's investments in inverse floating rate securities. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by trusts whose inverse floater certificates are held by the Fund. The Fund also recognizes additional income in an amount that directly corresponds to those expenses. Therefore, the Fund's net asset values per share and total returns are not affected by those additional expenses. Those expenses, but not the offsetting income, are reflected in the amounts shown in "Total Other Expenses" and "Total Annual Operating Expenses" in the table above and they increase the amounts shown in the "Examples" below.

5.     "Other Expenses" include transfer agent fees, custodial fees, interest and fees from borrowings, and auditing and legal expenses that the Fund pays. The Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended July 31, 2009, the transfer agent fees did not exceed that expense limitation.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed:				If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares
Class B Shares				*				*
Class C Shares

The first examples include the initial sales charge for Class A and all applicable contingent deferred sales charges. The second examples include the Class A sales charge but do not include contingent deferred sales charges.

*     Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

What are "Municipal Securities"? Municipal securities are debt securities issued primarily by states, cities, counties and other governmental entities to finance governmental initiatives, including the development of local communities. The interest received from most municipal securities is exempt from federal income tax and from state and local income taxes in the municipalities where the bonds are issued.

Principal Investment Strategies The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities that, in the opinion of counsel to the issuer of the security are exempt from federal and New Jersey individual income taxes. This includes securities that generate income subject to alternative minimum tax. New Jersey municipal securities also include debt obligations of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to New Jersey or federal personal income tax.

Most of the securities the Fund buys are “investment grade,” although it can invest as much as 25% of its total assets in below investment-grade securities (commonly called “junk bonds”). Investment grade securities are rated in one of the four highest rating categories of nationally recognized rating organizations, such as Moody’s Investor Services. The Fund also invests in unrated securities for which the Fund’s adviser internally assigns ratings.

What are "New Jersey Municipal Securities"? New Jersey municipal securities are municipal securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal and New Jersey personal income taxes.

The Fund does not limit its investments to securities in a particular maturity range, but it generally focuses on longer-term securities. The Fund can also invest in "derivatives" to seek increased returns or for hedging purposes. Inverse floaters are the primary type of derivative the Fund uses but it may also invest in interest rate swaps, municipal bond swaps or other derivatives.

In selecting investments for the Fund, the portfolio managers look at a wide range of New Jersey municipal securities that provide high current income, have favorable credit characteristics or are special situations that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund but are not required to do so.

Principal Risks The price of the Fund’s shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than bonds with fixed maturity dates.

Special Risks of Below Investment-Grade Securities. Below investment-grade debt securities may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest up to 25% of its assets in below-investment grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Special Risks of New Jersey Municipal Securities. Because the Fund invests primarily in New Jersey municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of New Jersey and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Changes in legislation or policy, erosion of the tax base, the effects of natural disasters, or other economic or credit problems may have a significant negative impact on the value of state or local securities. These risks also apply to securities of issuers of U.S. territories, commonwealths, or possessions, such as located outside of New Jersey, such as Puerto Rico, Guam, Northern Mariana Islands and the Virgin Islands.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued or when the Fund first makes an investment. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Unusual Market Volatility and Illiquidity. In late 2008, the municipal bond market experienced a period of unprecedented volatility particularly for lower-rated and unrated debt securities. Liquidity was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds can further reduce bond prices. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. It is not possible to predict whether that market illiquidity was short-term or could occur again.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which could increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual settlement payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The Fund can invest up to 25% of its total assets in tobacco related bonds without an appropriation pledge that make payments only from a state’s interest in the MSA.

The settlement payments are based on factors including annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Risks of Land-Secured or "Dirt" Bonds. These special assessment or special tax bonds are issued to promote residential, commercial and industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund’s assets from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as “leverage.” In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes. The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund. Accordingly, it may invest a greater portion of its assets in the securities of a single issuer than a "diversified" fund. To the extent that it does so, it is more subject to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Certain derivatives may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform as expected. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due. Inverse Floaters are the primary form of derivative used by the Fund.

Inverse Floaters. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a fixed-rate municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an “inverse floater.” The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to “unwind” the transactions. The Fund will not expose more than 20% of its total assets to the effects of leverage from inverse floaters.

Who Is the Fund Designed For? The Fund is designed for investors seeking income exempt from federal and New Jersey personal income taxes. The Fund does not seek capital gains or growth. Investors should be willing to assume credit and interest rate risks and the special risks of bonds that are rated below investment-grade. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Class A shares for the last 10 calendar years. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: www.oppenheimerfunds.com/NJ.

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was ___% (___ quarter ____) and the lowest return was ___% (___ quarter ____). For the period from January 1, 2009 to September 30, 2009 the cumulative return before taxes was ______%.

The following table shows the average annual total returns of each class of the Fund's shares. After-tax returns for Class A shares are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements.

Average Annual Total Returns

for the periods ended December 31, 2008	1 Year	5 Years	10 Years
Class A Shares (inception 3-1-1994)
Return before taxes	%	%	%
Return after taxes on distributions	%	%	%
Return after taxes on distributions and sale of fund shares	%	%	%
Class B Shares (inception 3-1-1994)%		%	%
Class C Shares (inception 8-29-1995)%		%	%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)%		%	%
Consumer Price Index (reflects no deduction for fees, expenses or taxes)%		%	%

The Fund's performance reflects income reinvestment and all applicable fees and sales charges. The performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds, includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Consumer Price Index is a non-securities index that measures changes in the inflation rate.

Investment Adviser OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers Daniel G. Loughran has been a Senior Portfolio Manager of the Fund since October 2001, Scott S. Cottier has been a Senior Portfolio Manager of the Fund since July 2002 and Troy E. Willis has been a Senior Portfolio Manager of the Fund since July 2009 and was a Portfolio Manager with the Fund since June 2002. Messrs. Loughran, Cottier and Willis have been Vice Presidents of the Fund since October 2005. Messrs. DeMitry and Franz have been Vice Presidents of the Fund and Mr. Camarella has been Assistant Vice President of the Fund since July 2009. Mark R. DeMitry and Marcus V. Franz have been Senior Portfolio Managers of the Fund since July 2009. Michael L. Camarella has been an Associate Portfolio Manager of the Fund since April 2008.

Purchase and Sale of Fund Shares In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans, the minimum initial investment is $500 and the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased or redeemed on days the New York Stock Exchange is open for trading at the next net asset value per share (adjusted to reflect any sales charge) that is calculated after the Distributor, or an authorized financial intermediary, receives the order in proper form. You can purchase or redeem shares through the Distributor or through financial intermediaries appointed by the Distributor. To buy shares through the Distributor, a new investor must complete an account application and send it to the address on the back cover. Current shareholders may purchase or redeem shares by mail, though the website oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be made by check, by federal funds wire or directly from or into your bank account. The Fund also offers a checkwriting privilege.

Taxes The Fund intends to declare dividends daily and pay them monthly. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

more about the fund

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

The Fund's Main Investment Strategies The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Municipal Securities. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds (long-term debt obligations) and notes (short-term debt obligations), tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." Tobacco bonds with an appropriation pledge by the state are an example of this type of municipal security.

The Fund can buy both short-term municipal securities and long-term securities, which have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

When-Issued and Delayed-Delivery The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment. The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

New Jersey Municipal Securities. New Jersey municipal securities include securities issued by:

•	the State of New Jersey and its political subdivisions (cities, towns and counties, for example),

•	agencies, instrumentalities (which are state-chartered corporations) and public authorities of the State of New Jersey, and

•

governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from state income taxes.

Securities that generate income subject to the federal alternative minimum tax (AMT) will count towards the 80% New Jersey municipal securities requirement.

U.S. Territories, Commonwealths and Possessions. Since the Fund invests in obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands, it may be adversely affected by local political and economic conditions and developments within these entities.

Municipal Sector Concentration. While the Fund’s fundamental policies do not allow it to invest more than 25% of its total assets in a single industry, certain types of municipal securities are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. Examples of these types of municipal securities include: general obligation, general appropriation, special assessment and special tax bonds and municipal leases. They may finance or pay interest from the revenues of projects that tend to be impacted in the same way by economic, business or political developments which could increase market risk. For example, legislation on the financing of a project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects.

Land-Secured or "Dirt" Bonds. These special tax, special assessment or tax increment bonds issued in connection with special taxing districts to promote residential, commercial and industrial growth and redevelopment are exposed to real estate development-related risks. The bonds could default if development failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes provided in the financing plans of a project.

Special Tax Bonds, Special Assessment Bonds and Tax Increment Financing. As discussed earlier under Municipal Sector Concentration, the Fund can invest more than 25% of its total assets in municipal securities for similar types of projects issued in connection with special taxing districts created to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as special tax, special assessment or tax increment financing are generally payable solely from taxes or other revenues attributable to specific projects without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks. These projects usually rely on taxes within the particular defined district to finance the debt and, therefore, often have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.. Such districts usually last for the estimated amount of time required to pay back the bonds. If economic conditions change, that period may be insufficient for repayment of the obligation. The fees, taxes, or other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.

Special Assessment Bonds. A "special assessment" bond is paid from revenues associated with the project financed. For example, if a bond finances the construction of a sewer system, the homeowners and businesses hooked up to the sewer system may pay a special levy that goes to repay the bonds.

Special Tax Bonds. A "special tax" obligation may be paid from specified revenues other than the project financed. For example, a special tax bond issued to fund the building of a new hospital cancer wing might be paid for from an excise tax levied on cigarettes.

Tax Increment Financing. Tax increment financing or "TIF," uses anticipated future tax gains from redevelopment and community improvement projects to finance current improvements intended to create those gains. The increased property values and new investments generated by projects such as a roads, schools, or hazardous waste cleanup may increase tax revenues and that "tax increment" is used for repayment of the borrowing. Tax Increment Financing is often used for improvements in distressed or underdeveloped areas where development might not otherwise occur.

Subject to Appropriation (STA) Bonds. STA bonds are a category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation" bonds (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise or a special tax, and (ii) the issuer’s general funds. Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state.

Tobacco-Related Bonds. Tobacco-related bonds are secured by an issuing state’s proportionate share in the MSA agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown Williamson (merged with RJ Reynolds in 2004), and Lorillard) and subsequently joined by a number of smaller tobacco manufacturers. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also reduce the payment amounts. The MSA and tobacco manufacturers have also been, and continue to be, subject to various legal claims. An adverse outcome to litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payments associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

A number of states have securitized the future flow of MSA payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. Some of the tobacco bonds that the Fund may buy make payments solely from a state’s interest in the MSA. Those are referred to as "tobacco settlement revenue bonds." Others may make payments from both the MSA revenue and the applicable state’s appropriation pledge and are referred to as "subject to appropriation (or "STA") tobacco bonds."

Tobacco Settlement Revenue Bonds. For purposes of the Fund’s industry concentration policy, the Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Since tobacco settlement revenue bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A reduction in bond payments or a decrease in tobacco consumption could reduce the value of the bonds or the Fund's income.

Subject to Appropriation (STA) Tobacco Bonds. The Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge. STA tobacco bonds rely on both the revenue source from the MSA and a state appropriation pledge. The Fund considers STA tobacco bonds to be "municipal securities" for purposes of its industry concentration policies.

Credit Ratings of Municipal Securities. The Fund may invest in securities that are rated or unrated. "Investment grade" municipal securities are those rated within the four highest rating categories by nationally-recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services. While securities rated within the fourth highest category, meaning BBB+, BBB or BBB- by Standard & Poor’s or Baa1, Baa2 or Baa3 by Moody’s, are considered "investment grade," they may also have some speculative characteristics. Unrated securities also are considered "investment grade" if judged by the Manager to be comparable to rated investment grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for the Fund's portfolio and evaluating their income potential and credit risk, the Manager does not rely solely on ratings by rating organizations but evaluates factors affecting issuers as well. The ratings definitions of the principal ratings organizations are included in Appendix B to the Statement of Additional Information.

Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security, however, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

The Fund can invest as much as 25% of its total assets in securities that are not "investment-grade" (measured at the time of purchase) to seek higher income.

Derivative Investments. Inverse floaters are the primary type of derivative use by the Fund but the Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.

The Fund also may use other types of derivatives such as, for example, interest rate and municipal bond swaps, that are consistent with its investment strategies. The Fund may use derivatives to seek to increase returns or to hedge against the risks of other investments. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Inverse Floating Rate Securities. The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust that divides a fixed-rate municipal security into two classes of securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") that pays a rate of interest reset periodically based on a short-term municipal benchmark or index, and a long-term tax-exempt security (referred to as a "residual certificate" or an "inverse floater") that pays interest at rates that move in the opposite direction from the yield on the short-term floating rate security. The purchasers of the floating rate securities normally have the right to tender the securities periodically for redemption at their principal value. Changes in short-term rates affect income on inverse floaters. Rising short-term rates reduce income in inverse floaters and falling short-term rates increase income. Generally, changes in long-term rates affect the market prices of inverse floaters, while falling long-term rates increase market prices of inverse floaters. The price change on inverse floaters is a function of the price change of the underlying bond used to create the inverse floater.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits it in a trust. The trust then issues the short-term floating rate securities and the inverse floaters. The trust provisions enable the Fund to unwind or "collapse" the trust by tendering the inverse floater certificate, withdrawing the underlying bond, and paying the holders of the short-term floaters the par value of those bonds and certain other costs. The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

Investments in inverse floaters involve certain risks. The market value of an inverse floater can be more volatile than that of a conventional fixed rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floaters tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floaters entail a degree of leverage because the trust may issue short-term floating rate securities in a ratio to the inverse floaters with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. The inverse floaters usually bear all of the underlying bond's downside risk but also receive most of the potential appreciation in the underlying bond’s value. The price and income of an inverse floater with a higher degree of leverage are typically more volatile than those of an inverse floater with a lower degree of leverage.

If the value of the underlying municipal bond in the trust falls, the Fund may be required to provide additional collateral for the short-term securities. If the remarketing agent that offers the tender-option bonds for sale is unable to sell them, or if the holders tender them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed and, in the case of inverse floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for a feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond and the principal amount payable to the holders of the short-term floating rate security plus any shortfalls in interest cash flows, which means that the Fund's losses may exceed the value of its investment in the inverse floaters. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund’s transfer of a municipal bond to a trust, the Fund’s financial statements reflect these transactions as "secured borrowings," which affects the Fund’s expense ratios, statements of income and assets and liabilities and causes the Fund’s Statement of Investments to include the underlying municipal bond.

The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Hedging. The Fund typically does not use hedging instruments, such as options, to hedge investment risks. At times hedging instruments' values might not be correlated with the investments they are intended to hedge, and a hedge might be unsuccessful. If a hedging instrument is used at the wrong time or market conditions are judged incorrectly, a hedging strategy could reduce returns or create a loss.

Percentage of LIBOR Notes. Municipal "Percentage of LIBOR Notes" (PLNs) are variable rate derivative securities based on the London Interbank Offered Rate (LIBOR), a widely used benchmark for short-term interest rates and used by banks for loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate, PLNs will generally pay higher levels of income when interest rates are rising and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new, the Fund’s ability to engage in PLN transactions may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of the PLN or the inverse floater.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Variable Rate and Floating Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments. The rates used may derived from a percentage of LIBOR, the SIFMA Municipal Swap Index or a percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements.

Municipal Lease Obligations. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Municipal lease obligations are short-term financing arrangements that are used by government entities to acquire equipment, facilities or other assets. They represent a municipality's promise to make installment payments to lease or purchase the asset. Municipal leases may be used when bonds are not an appropriate financing method because of the time and costs involved in issuing bonds or the short term nature of the financing. Municipal lease obligations usually have a shorter maturity and provide a higher yield than conventional municipal bonds.
During the term of the lease, the municipality holds the title to the leased asset while the lessor holds a security interest in the asset. Most municipal leases are not general obligations of the issuing municipality, although some may be insured or supported by letters of credit. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If an appropriation is not made, foreclosure might be difficult, time consuming and costly, and recovery of the original investment may be delayed or precluded.

Interest payments on municipal lease obligations are tax-exempt. However, if the government entity stops making payments or transfers the obligation to a private party, it could lose value or become taxable. Municipal lease obligations generally do not have an active trading market and may be illiquid.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities. These debt obligations do not pay interest prior to their maturity date or else they do start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

The Fund will not invest more than 15% of its net assets in illiquid securities.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund’s investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager has adopted policies and procedures designed to address potential identified conflicts of interest, however such policies and procedures may also limit the Fund’s investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore the Fund may distribute taxable income or capital gains to shareholders. To the extent the Fund invests in these securities, it might not achieve its investment objective

Portfolio Turnover.  A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. While increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance, in most cases the Fund does not pay brokerage commissions on the debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund’s portfolio turnover rates during past fiscal years.

Changes to the Fund’s Investment Policies.  The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares, however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund’s investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund Is Managed

The Manager OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund’s Board of Trustees, under an Investment Advisory Agreement that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with more than 6 million shareholder accounts as of September 30, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets of the Fund , 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess over $1 billion. The Fund's advisory fee for the period ended July 31, 2009 was ____% of average annual net assets for each class of shares.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's Semi-Annual Report to shareholders for the six-month period ended January 1, 2009.

The Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella.

Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and has been a Portfolio Manager with the Manager since January 1999. He was Vice President of the Manager from April 2001 to June 2007. He is a team leader, a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Cottier has been a Vice President of the Manager since September 2002. He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Willis has been a Senior Portfolio Manager of the Manager since July 2009. He was a Portfolio Manager with the Manager since 2002 and a Vice President of the Manager since July 2009. He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. DeMitry has been a Vice President and Senior Portfolio Manager with the Manager since July 2009 and was an Associate Portfolio Manager with the Manager since September 2006. He was a research analyst of the Manager from June 2003 to September 2006 and a credit analyst of the Manager from July 2001 to May 2003. He is a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

Mr. Franz has been a Vice President and Senior Portfolio Manager with the Manager since July 2009 and was an Associate Portfolio Manager with the Manager since September 2006. He was a research analyst of the Manager from June 2003 to September 2006. He is a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Camarella has been an Assistant Vice President and Associate Portfolio Manager with the Manager since April 2008. He was a research analyst of the Manager from February 2006 to April 2008. Mr. Camarella was a credit analyst of the Manager from June 2003 to January 2006. He is an Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

more about YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of “financial intermediaries” that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund “supermarkets,” fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in “About Class A Shares” below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in “About Class B Shares” below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in “About Class C Shares” below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund’s Statement of Additional Information, or by clicking on the hyperlink “Sales Charge Waivers” under the heading “Fund Information” on the OppenheimerFunds website at www.oppenheimerfunds.com.

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

•	For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.

●     For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

●     The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual “minimum balance fee” is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund’s operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor’s financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

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Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.

•	Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.

●     Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customer’s accounts. For more information about those payments, see “Payments to Financial Intermediaries and Service Providers” below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

                                                                                Front-End Sales     Front-End Sales

                                                                                 Charge As a         Charge As a               Concession As a
                                                                                 Percentage of       Percentage of Net      Percentage of

Amount of Purchase                                             Offering Price      Amount Invested       Offering Price

Less than $50,000                                                        4.75%                     4.98%                     4.00%
$50,000 or more but less than $100,000                    4.50%                     4.71%                     4.00%

$100,000 or more but less than $250,000                  3.50%                     3.63%                      3.00%
$250,000 or more but less than $500,000                  2.50%                     2.56%                      2.25%
$500,000 or more but less than $1 million                 2.00%                     2.04%                     1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a “Right of Accumulation” or a “Letter of Intent” you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

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Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the “Program Manager” or “Program Distributor.” The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in: your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse, accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation.

If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase. To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

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Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the “reinvestment privilege” described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as “qualified shares” for satisfying the terms of a Letter.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund’s Transfer Agent for this purpose. Please refer to “How to Buy Shares – Letters of Intent” in the Fund’s Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month “holding period” measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund’s Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

Letters of Intent submitted prior to October 22, 2007 will be subject to the contingent deferred sales charge that was in effect at the time the Letter of Intent was submitted and the Distributor will pay the concession that was applicable to those shares at that time. Unless otherwise agreed to by the Distributor, the terms of any Letter of Intent submitted prior to October 22, 2007 will continue until its completion.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

                                                                                          Contingent Deferred Sales Charge

Years since Beginning of Month in Which Purchase          on Redemptions in That Year (As %

Order was Accepted                                                            of Amount Subject to Charge)

0-1                                                                                     5.0%

1-2                                                                                     4.0%
2-3                                                                                     3.0%
3-4                                                                                     3.0%
4-5                                                                                     2.0%
5-6                                                                                     1.0%
More than 6                                                                       None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see “Class B Conversion” in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the “NYSE”), on each day the NYSE is open for trading (referred to in this prospectus as a “regular business day”). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to “Eastern time.”

The net asset value per share for a class of shares on a “regular business day” is determined by dividing the value of the Fund’s net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund’s assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager’s judgment) or if a security’s value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund’s net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager’s Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund’s portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in “Sales Charge Waivers” below and in the “Special Sales Charge Arrangements and Waivers” Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

● any increase in net asset value over the initial purchase price,

● shares purchased by the reinvestment of dividends or capital gains distributions, or

● shares eligible for a sales charge waiver (see “Sales Charge Waivers” below).

The Fund redeems shares in the following order:

●shares acquired by the reinvestment of dividends or capital gains distributions,
●other shares that are not subject to the contingent deferred sales charge, and
●shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

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Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.

●     Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.

●     Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the “Special Sales Charge Arrangements and Waivers” Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink “Sales Charges & Breakpoints,” under the heading “Fund Information”) and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day’s offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund’s shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to “OppenheimerFunds Distributor, Inc.” to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

•	Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund’s best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund’s portfolio and the Fund’s expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions “In-Kind.” Shares may be “redeemed in-kind” under certain circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

●By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.

●By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.

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By Wire. You can arrange to have redemption proceeds sent by federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.

•	Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.

•	Checkwriting privileges are not available for shares that are held in a retirement account.

•	All checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including existing checks that indicate a $100 minimum.

•	Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.

•	You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

•	Don't use your checks if you changed your Fund account number, until you receive new checks.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days’ notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager’s ability to manage the Fund’s investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund’s brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund’s Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be “blocked” from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be “blocked” from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund’s books showing the name, address and tax ID number of the beneficial owner is a “direct shareholder.”

Exceptions to 30-Day Hold

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Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

●     Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

●     Asset Allocation Programs. Investment programs by Oppenheimer “funds-of-funds” that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers’ accounts. “On-demand” exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.

●     Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.

●     Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as “omnibus” or “street name” accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund’s policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in “omnibus” or “street name” form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section “How to Exchange Shares” in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections “Contingent Deferred Sales Charges” and “Sales Charge Arrangements and Waivers” above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

●Shares of the fund selected for exchange must be available for sale in your state of residence.

    ●The selected fund must offer the exchange privilege.

●You must meet the minimum purchase requirements for the selected fund.

●Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

●Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor’s shares in an “omnibus” or “street name” account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day’s net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

●Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.

●Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent’s procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary’s representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

●Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
●Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
●Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
●Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
●Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
●Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
●Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire. Shares purchased through the Distributor may be paid for by federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor’s Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

●The Fund’s name;
●For existing accounts, the Fund account number (from your account statement);
●For new accounts, a completed account application;
●For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
●For redemptions, any special payment instructions;
●For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
●For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
●For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
●For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
●Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

●You wish to redeem more than $100,000 and receive a check;
●The redemption check is not payable to all shareholders listed on the account statement;
●The redemption check is not sent to the address of record on your account statement;
●Shares are being transferred to a Fund account with a different owner or name; or
●Shares are being redeemed by someone (such as an Executor) other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:
●a U.S. bank, trust company, credit union or savings association,
●a foreign bank that has a U.S. correspondent bank,
●a U.S. registered dealer or broker in securities, municipal securities or government securities, or
●a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus. However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary. Intermediaries that perform account transactions for their clients by participating in “Networking” through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent’s judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

●transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
●have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer’s settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary’s representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the “Asset Builder Plan” information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called “householding,” benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.15% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 0.90%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund’s assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.15% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class B Shares: The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 0.90% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE

PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager’s and/or the Distributor’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and “due diligence” or training meetings designed to increase sales representatives’ awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary’s sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary’s sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary’s sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor’s relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

●Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

●Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.

●Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.

●Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund’s exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading “I Want To,” click on the link “Access the Tax Center” and under the drop down menu for “Tax Preparation Information,” click the link “Municipal Income/Tax Preference Percentage Tables.” You’ll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders. If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund’s taxable year beginning August 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund’s distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid “Buying a Distribution.” If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund’s share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state’s legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state’s municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Registered Investment Company. The Fund intends each year to qualify as a “regulated investment company” under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _________, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available upon request.
LIGHTSNFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).

ANNUAL AND S EMI -ANNUAL REPORTS. The Fund’s Annual and Semi-Annual Reports provide additional information about the Fund’s investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund’s privacy policy, and other information about the Fund, without charge, by:

Telephone:     Call OppenheimerFunds Services toll-free: 1.800.CALLOPP (225.5677)

            Mail:                Use the following address for regular mail:

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217-5270

Use the following address for courier or express mail:

OppenheimerFunds Services

12100 East Iliff Avenue

Suite 300

Aurora, Colorado 80014

             Internet:           You may request documents, and read or download

certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

PRO395.001.0909

Oppenheimer New Jersey Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 27, 2009

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2008. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents	Page
About the Fund
Additional Information About the Fund’s Investment Policies and Risks
The Fund’s Investment Policies
Municipal Securities
Other Investment Techniques and Strategies
Other Investment Restrictions
Disclosure of Portfolio Holdings
How the Fund is Managed
Organization and History
Board of Trustees and Oversight Committees
Trustees and Officers of the Fund
The Manager
Brokerage Policies of the Fund
Distribution and Service Plans
Payments to Fund Intermediaries
Performance of the Fund

About Your Account
How To Buy Shares
How To Sell Shares
How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm
Financial Statements

Appendix A: Special Sales Charge Arrangements and Waivers	A-1
Appendix B: Special Considerations Relating to Municipal Obligations in New Jersey and U.S. Territories, commonwealths and Possessions	B-1
Appendix C: Municipal Bond Ratings	C-1

ABOUT THE FUND

Additional Information About the Fund’s Investment Policies and Risks

     The investment objective, principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”), may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

     The Fund’s municipal securities that are held to maturity are redeemable by the security’s issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security’s maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment changes in proportion to the size of the Fund.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under “What Does the Fund Mainly Invest in?” and “About the Fund’s Investments.” The Fund may from time to time invest in municipal securities other than New Jersey municipal securities. For example, to seek a higher yield, the Fund may invest in municipal securities issued by other states and their respective political subdivisions. Although any interest from these securities generally would be exempt from federal income tax, any such interest may be subject to New Jersey State and New Jersey personal income tax. The Fund does not expect to invest a significant portion of its assets in securities other than New Jersey municipal securities.

Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

•

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

•	Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

•

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

•

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

•

Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

■     Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

■ Municipal Bonds. The Fund has classified long-term municipal securities having a maturity (when the security is issued) of more than one year as “municipal bonds.” The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds (including "private activity" bonds). They may have fixed, variable or floating rates of interest or may be “zero-coupon” bonds, as described below.

     Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to ten years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund’s yield.

     ■ General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and school districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

     ■ Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco Master Settlement Agreement (“MSA”) (as described in the section titled “Tobacco Related Bonds”). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

     Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     ■ Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the rules governing tax-exemption for interest on certain types of municipal securities known as “private activity bonds” (or, “industrial development bonds” as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

     Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally a “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.

     Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund will constitute an item of tax preference to such shareholders.

     ■ Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

       Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." The Manager may determine that certain municipal leases are liquid based on certain factors, including the frequency of trades and price quotations for such securities; the number of dealers or other potential buyers willing to purchase or sell such securities; the availability of market-makers; and the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

     Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

     In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Tobacco Related Bonds.  The Funds may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the MSA described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with R.J. Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund’s net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”).  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer’s general funds.  Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although three such challenges (the Grand River and Freedom Holdings cases in federal court in New York and the Xcaliber case in federal court in Louisiana, each of which is discussed below) have survived initial appellate review of motions to dismiss. Moreover, these three cases and the A.B. Coker case in federal court in Louisiana (discussed below) are the only cases challenging the MSA or related legislation that have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation. In Grand River and Freedom Holdings, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court’s interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states’ MSA-related legislation. The Second Circuit’s interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states’ MSA-related legislation. Prior district court and appellate decisions in circuits other than the Second Circuit rejecting such challenges (in the Third, Fourth, Fifth, Sixth, Ninth and Tenth Circuits) have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and/or are protected from antitrust challenges based on established antitrust immunity doctrines. In addition, proceedings are pending or on appeal in certain other cases, including two challenged by certain tobacco companies not participating in the MSA in federal court in Louisiana. One case (Xcaliber) alleges, among other things, that the Louisiana MSA-related statute violates the rights of free speech, due process of law and equal protection of the laws guaranteed by the U.S. Constitution and the federal antitrust laws. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint in this case and remanded the case for reconsideration. Following two years of trial motions, the federal district trial was expected to begin in mid-2008. The other case (A.B. Coker) alleges the MSA and Louisiana’s MSA-related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. In late 2006, the federal district court granted in part and denied in part the defendant’s motion to dismiss. The court allowed the case to proceed on claims that the MSA and Louisiana’s related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. A trial date was expected to be set in late 2008.

Such conflicts may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states’ related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states’ MSA-related legislation.

Grand River and Freedom Holdings. Both cases are pending in the U.S. District Court for the Southern District of New York and seek to enjoin the enforcement of states’ MSA-related legislation. The Grand River case is pending against the attorneys general of 30 states. The plaintiffs seek to enjoin the enforcement of the states’ MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. These two suits have survived appellate review of motions to dismiss for failure to state a claim upon which relief can be granted. Grand River is in the discovery phase of litigation in preparation for the development of a factual record to support possible findings of fact that may be used by the court in its decision as to the pending claims. The discovery deadline has passed in Freedom Holdings and motions for summary judgment were fully submitted to the court on March 7, 2007, which are pending.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states’ MSA-related legislation, could potentially lead to invalidation of the MSA and states’ MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund’s outstanding investment.

In addition to the cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states’ MSA-related legislation in California, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as “secondhand smoke.” Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

     The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer’s ability to make payments under the MSA.

■ Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services, (“S&P”) and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

After the Funds buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody’s, S&P and Fitch for municipal securities is contained in Appendix A to this SAI. Because the Fund also purchases securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of the Fund’s Investments in New Jersey and U.S. Territories, Commonwealths and Possessions. A discussion of the special considerations relating to the Fund’s municipal obligations and other economic conditions in New Jersey is provided in Appendix B to this SAI.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and New Jersey personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A discussion of these special considerations also is provided in Appendix B.

■ Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities that the Manager believes are attractive investments, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to pay for tenders of their short-term securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When a Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A. ("Citibank"), and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders.

The Board has adopted procedures that govern the Fund's participation in the Line of Credit. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of Citibank, one of the lenders in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

     Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees on its outstanding borrowings annually for the lender to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies and may not use them.

     ■ Floating Rate and Variable Rate Obligations.      Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not more than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

     The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than thirty days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

■     Inverse Floaters. The Fund invests in “inverse floaters” which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

     An inverse floater is typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

     To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a “shortfall and forbearance” agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a “shortfall and forbearance” agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

     Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

■     Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes (“PLNs”) which are variable rate municipal securities based on the London Interbank Offered Rate (“LIBOR”), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

■ “When-Issued” and “Delayed Delivery” Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or “forward commitment”) basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

■ Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■ Puts and Standby Commitments. The Fund can acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

■ Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet credit requirements set by the Manager from time to time. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

     The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (“Investment Company Act”), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

■ Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed above.

■ Illiquid Securities and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager. This determination takes into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.  The Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

The Fund may also acquire restricted securities through private placements. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

■     Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC (“ReFlow”) which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which impose certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

■ Loans of Portfolio Securities or Securities Lending. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund’s Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends. The Fund did not engage in any securities lending during its fiscal year ended July 31, 2009.

There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

■     Other Derivative Investments. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices.Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

■ Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund may:

☐ sell interest rate futures or municipal bond index futures,

☐ buy puts on such futures or securities, or

☐ write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

     Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

☐ buy interest rate futures or municipal bond index futures, or

☐ buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager’s discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

■ Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

     ■ Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

     ■ Writing Covered Call Options. The Fund can write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:

(1)	After the Fund writes a call, not more than 25% of the Fund’s total assets may be subject to calls.

(2)

Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.

(3)	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

     When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.

■ Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

☐ Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

☐ Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund cannot enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

☐ Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund’s investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SA I.

     Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

     ■ Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

☐     short-term municipal securities;

☐     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

☐     corporate debt securities rated within the three highest grades by a nationally recognized rating agency;

☐     commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and

     ☐     certificates of deposit of domestic banks with assets of $1 billion or more.

     The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

■     Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowing for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of paying exempt-interest dividends to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, a Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security.  Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager’s valuation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

■     Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

     The Fund ordinarily does not trade securities to achieve capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

     Other Investment Restrictions

     ■ What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

☐ 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

☐ more than 50% of the outstanding shares.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     ■ Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

     ☐ The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general, or to New Jersey municipal securities.

☐ The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ☐ The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

     ☐ The Fund cannot make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

     ☐ The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

     ☐ The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

☐ The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax.

     The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment adviser or sub-adviser. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund’s policy not to concentrate its investments, as described above, also would permit the Fund to adopt a “master-feeder” structure. Under that structure, the Fund would be a “feeder” fund and would invest all of its assets in a single pooled “master fund” in which other feeder funds could also invest. This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this SAI would be revised accordingly.

     The Fund’s policy on senior securities does not prohibit certain activities that are permitted by the Fund’s other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

     ■ Does the Fund Have Other Restrictions that are Not Fundamental Policies?

     The Fund has the additional operating policies which are stated below, that are not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval:

     ☐   The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in “About the Fund” in the Prospectus or this SAI.

     ☐   The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

☐ The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund’s policy on borrowing and hedging instruments is permitted.

☐    The Fund cannot sell securities short.

     ☐    The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

     ☐    The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Non-Diversification of the Fund’s Investments.  The Fund is “non-diversified,” as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a diversified fund.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation.

The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Funds’ industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from “tobacco” bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any “industry” under the Fund’s industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund’s industry concentration policy.

     Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in its semi-annual report to shareholders, the annual report to shareholders or in the Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 20 mo nth-end holdings may be posted on the OppenheimerFunds website at www.oppenheimerfunds.com (select the Fund’s name under the “View Fund Information for:” menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

     The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•     The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund’s regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager’s investment process for the Fund. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

     Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Securities Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund’s regular pricing services)

•	Dealers to obtain price quotations where the fund is not identified as the owner.

     Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•	Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements), and

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

     Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information, including but not limited to the Fund’s policy as to use of secure e-mail technology.

     The Chief Compliance Officer (the “CCO”) of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

     The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fox-Pitt, Kelton, Inc.	Neue Zürcher Bank
Alforma Capital Markets	Fraser Mackenzie	Nomura Securities International, Inc.
Altrushare	Friedman, Billings, Ramsey	Numis Securities Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Oddo Securities
American Technology Research	Garp Research & Securities	Omgeo LLC
Auerbach Grayson & Company	George K. Baum & Company	Oppenheimer & Co., Inc.
Banc of America Securities	GMP Securities L.P.	Pacific Crest
Barclays Capital	Goldman Sachs & Company	Paradigm Capital
Barnard Jacobs Mellet	Good Morning Securities	Petercam/JPP Eurosecurities
BB&T Capital Markets	Goodbody Stockbrokers	Piper Jaffray Company
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Prager Sealy & Company
Beltone Financial	Helvea Inc.	R. Seelaus & Co., Inc.
Bergen Capital	Hewitt	Ramirez & Company
Bloomberg	HJ Sims & Co., Inc.	Raymond James & Associates, Inc.
BMO Capital Markets	Howard Weil	RBC Capital Markets
BNP Paribas	HSBC Securities	RBC Dain Rauscher
Brean Murray Carret & Company	Hyundai Securities America, Inc.	Redburn Partners
Brown Brothers Harriman & Company	ICICI Securities Inc.	Renaissance Capital
Buckingham Research Group	Interactive Data	RiskMetrics Group
Cabrera Capital	Intermonte	Robert W. Baird & Company
Callan Associates	Janco Partners	Rocaton
Cambridge Associates	Janney Montgomery Scott LLC	Rogers Casey
Canaccord Adams, Inc.	Jefferies & Company	Roosevelt & Cross
Caris & Company	Jennings Capital Inc.	Royal Bank of Scotland
Carnegie	Jesup & Lamont Securities	Russell/Mellon
Cazenove	JMP Securities	RV Kuhns
Cheuvreux	Johnson Rice & Company	Sal Oppenheim
Citigroup	JPMorgan Chase	Salman Partners
Cleveland Research Company	Kaupthing Securities Inc.	Samsung Securities
CLSA	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Cogent	Keijser Securities N.V.	Sandler O'Neill & Partners
Collins Stewart	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Commerzbank	Kepler Capital Markets	Santander Securities
Contrarian Capital Management, LLC	KeyBanc Capital Markets	Scotia Capital
Cormark Securities	KPMG LLP	Seattle-Northwest Securities
Cowen & Company	Kotak Mahindra Inc	Sidoti & Company LLC
Craig-Hallum Capital Group LLC	Lazard Capital	Siebert Brandford Shank & Company
Credit Suisse	LCG Associates	Simmons & Company
Crew & Associates	Lebenthal & Company	Societe Generale
D.A. Davidson & Company	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mitsubishi Financial Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mizuho Securities USA	Vining & Sparks
DZ Financial Markets	ML Stern	Vontobel Securities Ltd
Edelweiss Securities Ltd.	Morgan Keegan	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Stanley	Watson Wyatt
Empirical Research	MorningStar	Wedbush Morgan Securities
Enskilda Securities	Motil Oswal Securities	Weeden & Company
Evaluation Associates	MSCI Barra	West LB
Exane	M&T Securities	WH Mell & Associates
FactSet Research Systems	Murphy & Durieu	William Blair & Company
Fidelity Capital Markets	National Bank Financial	Wilshire
FBR Capital Markets & Co.	Natixis Bleichroeder Inc.	Winchester Capital Partners, LLC
First Miami Securities	Ned Davis Research Group	Ziegler Capital Markets Group
Fortis Securities	Needham & Company

How the Fund Is Managed

Organization and History. The Fund, a series of Oppenheimer Multi-State Municipal Trust (the “Trust), is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a single-series Massachusetts business trust in 1989. In 1993 it was reorganized to be a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund was added as a separate series of that Trust in 1994. Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

■ Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

     Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■ Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

     The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■ Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager. The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, and a Governance Committee. Each committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

     During the Fund’s fiscal year ended July 31, 2009, the Audit Committee held __ meetings, the Regulatory & Oversight Committee held __ meetings and the Governance Committee held __ meetings.

     The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

     The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

     The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

     The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund’s shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members, including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer New Jersey Municipal Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

     The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer AMT-Free New York Municipals	Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Fund	Oppenheimer Select Value Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Value Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2050 Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest for Value Funds	Rochester Portfolio Series

     In addition to being a Board Member of each of the Board I Funds, Messrs. Downes and Wruble are directors or trustees of ten other portfolios in the Oppenheimer Funds complex.

     Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

     Messrs. Cottier, Camarella, DeMitry, Loughran, Willis, Stein, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted, and Zack, and Mss. Bloomberg, Bullington, Ives and Ruffle who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of ___________, 2009, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members), owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds “Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2005, Age: 66

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes, Trustee since 2007 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2005 Age: 68

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Phillip A. Griffiths, Trustee since 1999 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	None
Mary F. Miller, Trustee since 2004 Age: 66

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2002 Age: 57

Managing Director of Public Capital Advisors, LLC (privately held financial adviser) (since January 2006). Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman's Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006-2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

		None*	None*
Joseph M. Wikler, Trustee since 2005 Age: 68

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2005 Age: 61

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

*Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
		As of December 31, 2008
Russell S. Reynolds, Jr., Trustee since 1989 Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.	$0	Over $100,000

     Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

INTERESTED TRSUTEE AND OFFICER
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2007
John V. Murphy, Trustee since 2001 and President and Principal Executive Officer since 2001 Age: 60

Chairman, and Director of the Manager since June 2001; Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and, Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institutes Board of Governors (since October 3, 2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007).Oversees 98 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, Camarella, DeMitry, Stein, Edwards and Zack and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey, and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Daniel G. Loughran, Vice President since 2005 and Senior Portfolio Manager since 2002 Age: 45

Senior Vice President of the Manager since April 2001; Vice President of the Rochester division of the Manager since January 1996. Vice President of the Fund since October 2005. Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Scott Cottier, Vice President since 2005 and Portfolio Manager since 2002 Age: 37

Vice President of the Manager since 2002; Vice President of the Fund since October 2005; Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager and trader for the Fund and other Oppenheimer Funds. An officer of 18 portfolios in the OppenheimerFunds complex.

Michael L. Camarella Portfolio Manager since 2008 Age: 33

Assistant Vice President of the Manager since July 2009; Portfolio Manager of the Fund since January 2008. He was a research analyst of the Manager from February 2006 to April 2008 and a credit analyst of the Manager from June 2003 to January 2006. An associate portfolio manager, an officer and a trader of other portfolios in the OppenheimerFunds complex.

Mark R. DeMitry Portfolio Manager since 2006 Age: 33

Associate Portfolio Manager of those Funds since September 2006; trader for the Fund and other Oppenheimer funds; research analyst of the Manager (June 2003-September 2006); credit analyst of the Manager (July 2001-May 2003). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Troy Willis, Vice President since 2005 and Senior Portfolio Manager since 2002 Age: 36

Assistant Vice President of the Manager since July 2005; Associate Portfolio Manager with the Manager since 2002; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003). A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Richard Stein Vice President since 2007 Age : 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); Headed Rochester’s Credit Analysis team (since 1993).
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 59

Senior Vice President and Chief Compliance Manager of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000- June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2004 Age: 39

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007). Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 98 portfolios in the OppenheimerFunds complex.

Stephanie Bullington Assistant Treasurer since 2008 Age:32

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004. An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 61

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008). An officer of 98 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 41

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 98 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age: 42

Vice President (since February 2007) and Associate Counsel (since May 2009); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 98 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age: 44

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 98 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age: 32

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager/Adviser; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 98 portfolios in the OppenheimerFunds complex.

     ■ Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ and Mr. Reynolds’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended July 31, 2009. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended July 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$	N/A	$176,328(22)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$	N/A	N/A(10)	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$(11)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$(12)	N/A	N/A(13)	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$(14)	N/A	N/A	$181,533
Kenneth A. Randall(15) Audit Committee Member and Governance Committee Member	$	N/A	$77,288	$168,000
Mary Ann Tynan (xx) Regulatory & Oversight Committee Member and Governance Committee Member	$(xx)	N/A	$N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$(xx)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$(xx)	N/A	N/A	$168,000
1.	“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds; retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds is being frozen effective December 31, 2008.

3.	Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.

4.	Includes $_____ deferred by Mr. Wruble under the “Compensation Deferral Plan.”

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I Funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $57,619 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $_____ paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $________ paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.	Includes $_________ deferred by Mr. Griffiths under the Compensation Deferral Plan.

12.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

13.	Includes $_____ deferred by Ms. Miller under the Compensation Deferral Plan.

14.	Includes $_____ deferred by Mr. Motley under the Compensation Deferral Plan.

15.	Includes $_____ deferred by Mr. Wikler under the Compensation Deferral Plan.

16.	Includes $_____ deferred by Mr. Wold under the Compensation Deferral Plan.

■ Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

■Major Shareholders. As of _________, 2009, the only persons or entities who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned __________ Class A shares (_____% of the Class A shares then outstanding) for the benefit of its customers.

Citigroup Global Mkts Inc. Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, New York 10001-2483, which owned ________ Class A shares (_____% of the Class A shares then outstanding) for the benefit of its customers.

Citigroup Global Mkts Inc. Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, New York 10001-2483, which owned _________ Class B shares (_____% of the Class B shares then outstanding) for the benefit of its customers.

MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned _________ Class B shares (_____% of the Class B shares then outstanding) for the benefit of its customers.

Citigroup Global Mkts Inc. Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, New York 10001-2483, which owned _____________ Class C shares (_______% of the Class C shares then outstanding) for the benefit of its customers.

MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned __________ Class C shares (_____% of the Class C shares then outstanding) for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company a global, diversified insurance and financial services organization.

■ Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

■The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund’s operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

Fiscal Years Ended 7/31	Management Fee (Without Voluntary Waiver)	Management Fee Paid to the Manager (after waiver)
2007	$3,853,613	N/A
2008	$4,040,062	N/A
2009	$

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund’s right to use the name “Oppenheimer” as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor – including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund's investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.

     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund's Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund's Board and the individual Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

     Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Loughran, Cottier, Willis, DeMitry, Franz and Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of July 31, 2009. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Daniel G. Loughran
Scott S. Cottier
Troy E. Willis
Mark R. DeMitry
Marcus V. Franz
Michael L. Camarella

1. In millions.

2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, each of the Portfolio Managers also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2009, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is Lipper – New Jersey Municipal Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

     Ownership of Fund Shares. As of July 31, 2009, the Portfolio Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated” brokers, as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below. The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager’s executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

     Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund’s respective net asset sizes and other factors, including the fund’s cash flow requirements, investment policies and guidelines and capacity.

     Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

     However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of the Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended July 31, 2007, 2008 and 2009, the Fund executed no transactions and paid no commissions to firms that provide research services..

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund’s three most recent fiscal years are shown in the tables below.

Fiscal Years Ended 7/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$3,749,084	$573,270	$329,057	$435,016	$828,203
2008	$1,587,749	$247,133	$137,588	$181,348	$308,240
2009	$	$	$	$	$
1.	Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2.	The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Fiscal Years Ended 7/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$23,436	$167,271	$46,353
2008	$84,703	$176,188	$73,440
2009	$	$	$

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees,1 cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

☐ Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15 of average annual net assets of Class A shares. The Fund makes these payments quarterly, based on an annual rate currently not to exceed 0.15% of the average annual net assets of Class A shares of the Fund. The Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

For the fiscal year ended July 31, 2009, payments under the Class A plan totaled $________, of which $_______ was retained by the Distributor and included $_____________paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

☐

Class B and Class C Distribution and Service Plans. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

     The asset-based sales charge and service fees increase Class B and Class C expenses by 0.90% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

☐	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

☐     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

☐	employs personnel to support distribution of Class B and Class C shares,

☐	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

☐

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

☐	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

☐	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

☐

may experience increased difficulty selling the Fund’s shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

☐

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor’s books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund’s Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Distribution and Service Fees Paid to the Distributor in the Fiscal Year Ended 7/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$_______	$_____[1]	$_____	_____%
Class C Plan	$______	$______[2]	$_______	____%
1.	Includes $____ paid to an affiliate of the Distributor’s parent company.

2.	Includes $_____ paid to an affiliate of the Distributor’s parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see “About Your Account” in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund’s distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund’s assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as “revenue sharing” payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary’s networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets,” bank or trust company products or insurance companies’ variable annuity or variable life insurance products; and

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

     For the year ended December 31, 2008, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Lincoln Benefit National Life
Advantage Capital Corporation	Lincoln Financial Advisors Corporation
Aegon USA	Lincoln Investment Planning, Inc.
Aetna Life Insurance & Annuity Company	Linsco Private Ledger Financial
AG Edwards & Sons, Inc.	Massachusetts Mutual Life Insurance Company
AIG Financial Advisors	Merrill Lynch Pierce Fenner & Smith Incorporated
AIG Life Variable Annuity Company	Merrill Lynch Insurance Group
Allianz Life Insurance Company	MetLife Investors Insurance Company
Allmerica Financial Life Insurance & Annuity Company	MetLife Investors Insurance Company - Security First
Allstate Life Insurance Company	MetLife Securities, Inc.
American General Annuity Insurance Company	Minnesota Life Insurance Company
American Enterprise Life Insurance Company	MML Investor Services, Inc.
American Portfolios Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Ameriprise Financial Services, Inc.	Multi-Financial Securities Corporation
Annuity Investors Life Insurance Company	Mutual Service Corporation
Associated Securities Corporation	NFP Securities, Inc.
AXA Advisors LLC	NRP Financial, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc of America Investment Services	National Planning Holdings, Inc.
CCO Investment Services Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Investment Services, Inc.
Charles Schwab & Company, Inc.	New England Securities, Inc.
Chase Investment Services Corporation	New York Life Insurance & Annuity Company
Citigroup Global Markets Inc.	Oppenheimer & Company, Inc.
CitiStreet Advisors LLC	PFS Investments, Inc.
Citizen's Bank of Rhode Island	Park Avenue Securities LLC
Columbus Life Insurance Company	Pershing LLC
Commonwealth Financial Network	Phoenix Life Insurance Company
Compass Group Investment Advisors	Plan Member Securities
CUNA Brokerage Services, Inc.	Prime Capital Services, Inc.
CUNA Mutual Insurance Society	Primevest Financial Services, Inc.
CUSO Financial Services, LLP	Protective Life Insurance Company
E*TRADE Clearing LLC	Prudential Investment Management Services LLC
Edward D. Jones & Company	Raymond James & Associates, Inc.
Essex National Securities, Inc.	Raymond James Financial Services, Inc.
Federal Kemper Life Assurance Company	RBC Dain Rauscher Inc.
Financial Network	Riversource Life Insurance Company
Financial Services Corporation	Royal Alliance Associates, Inc.
GE Financial Assurance	Securities America, Inc.
GE Life & Annuity Company	Security Benefit Life Insurance Company
Genworth Financial, Inc.	Signator Investments, Inc.
GlenBrook Life and Annuity Company	SII Investments, Inc.
Great West Life Insurance Company	Sorrento Pacific Financial LLC
GWFS Equities, Inc.	State Farm VP Management Corporation
Hartford Life Insurance Company	Sun Life Annuity Company Ltd.
HD Vest Investment Services, Inc.	Sun Life Assurance Company of Canada
Hewitt Associates LLC	Sun Life Insurance & Annuity Company of New York
HSBC Securities USA, Inc.	Sun Life Insurance Company
IFMG Securities, Inc.	Sun Trust Securities, Inc.
ING Financial Advisers LLC	Thrivent Financial Services, Inc.
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America	Uvest
Jefferson Pilot Life Insurance Company	Valic
Jefferson Pilot Securities Corporation	Wachovia Securities, Inc.
John Hancock Life Insurance Company	Walnut Street Securities, Inc.
JP Morgan Securities, Inc.	Waterstone Financial Group
Kemper Investors Life Insurance Company	Wells Fargo Investments
Legend Equities Company	Wescom Financial Services

     For the year ended December 31, 2008, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Lincoln National Life Insurance Company
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
ACS HR Solutions	Marshall & Ilsley Trust Company, Inc.
ADP	Massachusetts Mutual Life Insurance Company
Administrative Management Group	Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company	Mercer HR Services
Alliance Benefit Group	Merrill Lynch Pierce Fenner & Smith Incorporated
American Diversified Distributors	Mesirow Financial, Inc.
American Funds	MetLife Securities, Inc.
American Stock & Transfer	MFS Investment Management
American United Life Insurance Company	Mid Atlantic Capital Company
Ameriprise Financial Services, Inc.	Milliman USA
Ameritrade, Inc.	Morgan Keegan & Company, Inc.
Ascensus	Morgan Stanley & Company, Inc.
AXA Equitable Life Insurance Company	Mutual of Omaha Life Insurance Company
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Plans Administration	National City Bank
Benetech, Inc.	National Deferred Company
Boston Financial Data Services	National Financial
Ceridian	National Planning Corporation
Charles Schwab & Company, Inc.	Nationwide Life Insurance Company
Citigroup Global Markets Inc	Newport Retirement Services, Inc.
CitiStreet	Northwest Plan Services, Inc.
City National Investments	NY Life Benefits
Clark Consulting	Oppenheimer & Co, Inc.
Columbia Management	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Company	PFPC
Daily Access. Com, Inc.	Plan Administrators, Inc.
Davenport & Company, LLC	Plan Member Securities
David Lerner Associates, Inc.	Primevest Financial Services, Inc.
Digital Retirement Solutions, Inc.	Princeton Retirement Services
Diversified Investment Advisors Inc.	Principal Life Insurance Company
DR, Inc.	Prudential Investment Management Services LLC
Dyatech, LLC	PSMI Group, Inc.
E*TRADE Clearing LLC	Quads Trust Company
Edward D. Jones & Company	Raymond James & Associates, Inc.
ERISA Administrative Services, Inc.	Reliance Trust Company
ExpertPlan.com	Reliastar Life Insurance Company
FASCore, LLC	Robert W. Baird & Company
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Company	SII Investments, Inc.
First Trust – Datalynx	Southwest Securities, Inc.
First Trust Corporation	Standard Insurance Company
Geller Group	Stanley, Hunt, Dupree & Rhine
Great West Life Insurance Company	Stanton Group, Inc.
H&R Block Financial Advisors, Inc.	Sterne Agee & Leach, Inc.
Hartford Life Insurance Company	Stifel Nicolaus & Company, Inc.
HD Vest Investment Services	Sun Trust Securities, Inc.
Hewitt Associates LLC	Symetra Financial Corporation
HSBC Brokerage USA, Inc.	T. Rowe Price
ICMA - RC Services	The 401k Company
Independent Plan Coordinators	The Retirement Plan Company, LLC
Ingham Group	Transamerica Retirement Services
Interactive Retirement Systems	TruSource Union Bank of CA
Intuition	UBS Financial Services, Inc.
Invesmart	Unified Fund Services
Invest Financial Corporation	Union Bank
Janney Montgomery Scott, Inc.	US Clearing Company
JJB Hillard W. L. Lyons, Inc.	USAA Investment Management Company
John Hancock Life Insurance Company	USI Consulting Group
JP Morgan Securities, Inc.	Valic Retirement Services
July Business Services	Vanguard Group
Kaufman & Goble	Wachovia Securities, Inc.
Legend Equities Company	Wedbush Morgan Securities
Lehman Brothers, Inc.	Wells Fargo Investments
Liberty Funds Distributor, Inc.	Wilmington Trust
Lincoln Investment Planning, Inc.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield" (or “distribution yield”) "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

☐ Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

☐ A decline in the Fund’s net asset value can increase the Fund’s yield;

☐ The Fund’s performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

☐ An investment in the Fund is not insured by the FDIC or any other government agency.

☐ The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

☐ When an investor’s shares are redeemed, they may be worth more or less than their original cost.

☐ Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     ■ Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

☐ Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [ (	a - b	+ 1)[6] - 1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30 day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30 day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty-day period.

☐ Dividend (or Distribution) Yield. The Fund may quote a "dividend yield" (or “distribution yield”) for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (on payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

☐ Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund’s tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30 day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions).

The Fund’s Yields for the 30-Day Periods Ended 7/31/09
Class of Shares	Dividend Yield		Standardized Yield		Tax-Equivalent Yield (40.83% Combined Federal/New Jersey Tax Bracket)
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	%	%	%	%	%	%
Class B	%	N/A	%	N/A	%	N/A
Class C	%	N/A	%	N/A	%	N/A

■ Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period.

☐ Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERVD1/n	- 1= Average Annual Total Return
P

    ☐ Average Annual Total Return (After Taxes on Distributions). The “average annual total return (after taxes on distributions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVD” in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD1/n	- 1= Average Annual Total Return (After Taxes on Distributions)
P

     ☐ Average Annual Total Return (After Taxes on Distributions and Redemptions).The “average annual total return (after taxes on distributions and redemptions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVDR” in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR1/n	- 1= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

☐ Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

☐ Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund’s Total Returns for the Periods Ended 7/31/09
Class of Shares	Cumulative Total Returns (10 years)		Average Annual Total Returns
			1-Year		5-Years		10-Years
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	%	%	%	%	%	%	%	%
Class B	%	%	%	%	%	%	%	%
Class C	%	%	%	%	%	%	%	%

Average Annual Total Returns for Class A Shares (After Taxes) For the Periods Ended 7/31/09
	1-Year	5-Years	10-Years
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Redemption of Fund Shares	%	%	%

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     ☐ Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

     ☐ Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among the Municipal Single State Long category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

     ☐ Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions, and

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will nor issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (“the NYSE”). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

■	The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series:
Oppenheimer AMT-Free New York Municipals	Active Allocation Fund
Oppenheimer Balanced Fund	Equity Investor Fund
Oppenheimer Baring SMA International Fund	Conservative Investor Fund
Oppenheimer Core Bond Fund	Moderate Investor Fund
Oppenheimer California Municipal Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Developing Markets Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Discovery Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Real Estate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Diversified Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer U.S. Government Trust
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Value Fund
Limited-Term New York Municipal Fund
Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.
Centennial Government Trust
Centennial Money Market Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the “Letter period”), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If the total eligible purchases made during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investor’s account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled “How to Exchange Shares”), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

■     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion of exchange of classes of shares.

■     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual “Minimum Balance Fee” is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink “Sign Up for Electronic Document Delivery” under the heading “I Want To,” or call 1.888.470.0862 for instructions.

•	The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     ■     Securities Valuation. The Fund’s Board of Trustees has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

     Securities not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of municipal securities, the Manager uses pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the “Bank”) for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund’s custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund’s drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund’s bank; and
(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

■     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this SAI.

■     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.
The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

■     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund, and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

When Class B, or Class C shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

■     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

■     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock securities) and certain other income including net income derived from an interest in a qualified publicly-traded partnerships.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet these requirements. To meet these requirements in certain circumstances the Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund’s distributions will be treated as dividends to the extent paid from the Fund’s earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as “exempt-interest dividends” in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund’s taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among the shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund’s income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of “tax preference” that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. “Private activity bonds” are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt–interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a “substantial user” or “related person” under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Interest Dividends. A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder’s gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

     (2) income from securities loans;

     (3) income or gains from options or futures;

     (4) any net short-term capital gain; and

     (5) any market discount accrual on tax-exempt bonds.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a portion of ordinary income dividends constituting “qualified dividend income,” when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates. However, to the extent the Fund’s distributions are derived from income on debt securities, they will not be qualified dividend income. Consequently, the Fund’s ordinary income dividends generally will not be eligible for taxation at the reduced rate.

     State Tax Treatment. To the extent that distributions paid by the Fund are derived from interest on New Jersey municipal securities and obligations of the U.S. Treasury, those distributions will also be exempt from New Jersey individual income tax. Distributions from the Fund attributable to income from sources other than those will generally be subject to New Jersey individual income tax as ordinary income.

Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and properly designated as a capital gain dividend in reports sent to shareholders in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

If the Fund elects to retain its net capital gain, the Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid. In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder’s tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder’s shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the IRS.

     Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares (including tax basis arising from reinvestment of dividends). All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

     Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year, with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed Certificate of Foreign Status.

If the foreign person fails to provide a certification of his or her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including “exempt-interest dividends”), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that Fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. ____________ serves as the independent registered public accounting f irm for the Fund. ________ audits the Fund’s financial statements and performs other related audit and tax services. __________ also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by ____________ to the Fund must be pre-approved by the Audit Committee.

APPENDIX A

MUNICIPAL BOND RATINGS

A bond rating performs the isolated function of credit risk evaluation. A bond rating does not constitute a recommendation to invest in a bond and does not take into consideration the risk preference of the investor. While many factors go into the investment decision making process, the bond rating is often the single most important factor affecting the interest cost on bonds.

There are three major nationally-recognized rating agencies for municipal bonds: Standard & Poor's Ratings Services (“S&P”), Moody's Investors Service, Inc. (“Moody's”) and Fitch Ratings (“Fitch”). Of the three rating agencies, S&P and Moody's rate over 80% of all municipal and corporate bonds. Below are summaries of the rating definitions used by S&P, Moody’s and Fitch for municipal securities.

In assigning a rating for general obligation bonds, the rating agencies generally assess, among other things, the following factors: economy, debt structure, financial c ondition, demographic factors, and management practices of the governing body and administration. The above criteria are also used to analyze revenue bonds and lease obligations although additional credit criteria is considered (e.g., users and user charges for utilities) and the covenants and protections offered by the bond documents are highly important. Rating agencies use mathematical ratios to compare an issuer to others; however, a rating is not a scientific evaluation and subjective evaluation appears to also play a role in the final rating assigned.

Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Municipal Long-Term Rating Definitions

Standard & Poor's

Standard & Poor’s may modify ratings from “AA” to “CCC” by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ are currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ are in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa through Caa.

•	The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category;

•	the modifier 2 indicates a mid- range ranking; and

•	the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Fitch

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Municipal short-Term Obligation Ratings

Standard & Poor’s

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than one year, including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s

Moody’s uses three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

Variable Rate Demand Obligations (VRDOs). In the case of VRDOs, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. If either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Fitch

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

Appendix B

Special Considerations Relating to Municipal Obligations in New Jersey and U.S. Territories, Commonwealths and Possessions.

Because the Fund invests in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in New Jersey municipal securities.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund’s state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

Following is a discussion of the special considerations relating to the Fund’s investments in municipal securities issued by New Jersey, Puerto Rico, the Virgin Islands, Guam and Mariana Islands.

New Jersey

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey (the “State”) and various local agencies available as of the date of this SAI. While neither the Manager nor the Fund has independently verified this information, neither has reason to believe that such information is not correct in all material respects. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

General Information

Demographics. New Jersey is the tenth largest state in population and the fifth smallest in land area. With an average of 1,176 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population. New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy.

The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

Economic Outlook. New Jersey's economy continued to expand in 2007, but at a slower pace compared to the steady economic growth in 2006. The State added about 151,600 jobs between March 2003 and December 2007. New Jersey's monthly unemployment rate was 4.5% in December 2007 and remained below the national unemployment rate.

State Funds and Accounting

The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. It is a Constitutional requirement that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds.

General Fund. This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Most revenues received from taxes, most Federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

Property Tax Relief Fund. This fund accounts for revenues from the Gross Income Tax, which are dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. During Fiscal Year 2007, $11.7 billion of property tax relief expenditures were made. The Property Tax Relief Fund's Fiscal Year 2007 ending unreserved-undesignated fund balance was $690.7 million. Of this amount, $649.3 million represents the 0.5% of the Sales and Use Tax constitutional dedication to property tax relief that was enacted in Fiscal Year 2007 and not appropriated until Fiscal Year 2008.

State Lottery Fund. Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the State's General Fund in support of the amounts annually appropriated for State institutions and for education. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts, are accounted for in this fund. The Lottery is a major source of revenue for State education and institutions. In Fiscal Year 2007, gross revenues totaled $2.4 billion, of which $1.4 billion was returned in prizes, $828.3 million went to state education and institutions, $184.8 million was paid to sales agents and ticket vendors, and $28.3 million covered Lottery operational and promotional expenses. As of June 30, 2007, the State Lottery, since its inception, has generated over $41.8 billion in gross revenues, $21.9 billion in prizes, and contributed $16.4 billion to the State.

Special Revenue Funds. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

Capital Projects Funds. These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. Such projects may include mental health, educational and correctional facilities and public transportation projects.

Fiduciary Funds. These funds include the Pension Trust Fund, the Investment Trust Fund, the Agency Funds, Private-Purpose Trust Funds and Agency Funds. These funds hold and report financial resources for their respective beneficiaries.

Proprietary Funds. These funds may be used to report any activity for which a fee is charged to external use for goods and services. Activities are required to be reported as enterprise funds if laws or regulations require that the activity's cost of providing services be recovered with fees and charges, rather than with taxes or similar revenues.

Other Revenue Sources.

Federal Aid. Actual Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2005 through 2007 amounted to approximately $8,010.3 million, $8,483.4 million and $8,759.4 million, respectively. Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Year 2008 and 2009 as contained in the Governor's Fiscal Year 2009 Budget Message are estimated to be $9,608.4 million and $9,601.2 million, respectively.

Atlantic City and Legalized Gambling. Legalized casino gambling was introduced into Atlantic City in 1977. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. Collections for Fiscal Year 2007 were approximately $447 million. Fiscal Year 2008 collections are estimated to total $412 million, an 8.5% decrease from Fiscal Year 2007. Fiscal Year 2009 estimates are $425.8 million. Both estimates reflect the phase down of certain provisions included in legislation enacted in Fiscal Year 2004 as well as taking into account the negative impact of slot machine venues that have opened in Pennsylvania.

State Economy and Finances

Fiscal Year 2007 Summary. For Fiscal Year 2007, the General Fund's ending fund balance totaled $4.6 billion, of which $2.9 billion represented unreserved fund balances. During Fiscal Year 2007, the States' total fund balance increased by $243.6 million. The Surplus Revenue Fund is an account within the State's General Fund that is used as a "Rainy Day Fund." Surplus revenue is defined as an amount equivalent to 50% of the excess between the amount certified by the Governor at the time of the approval of the annual budget and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. During Fiscal Year 2007, the State withdrew $100 million from the Surplus Revenue Fund. This amount was offset by $24.8 million in interest earnings that accrued on its fund balance during the fiscal year.

Fiscal Year 2007 expenditures totaled $49.4 billion, a decrease of $1.3 billion from the prior fiscal year. This decrease was primarily due to the mandated reclassification of certain funds. Offsets included increases of $767.9 million for educational, cultural and intellectual development, $477.9 million for transportation programs, $385.7 million for economic planning, development, and security, and $361.9 million for public safety and criminal justice. Overall, 49.9% of all State expenditures occurred in the areas of education, higher education, and physical and mental health. Total expenditures were $3.6 billion lower than original appropriations set forth in the annual budget plus supplemental appropriations enacted during the fiscal year. A major cause for under spending resulted from the State's historical practice of over appropriating Federal funds. This practice allows the State to receive the maximum Federal dollars that become available. During Fiscal Year 2007, the State's appropriation of federal funds and other grants exceeded expenditures by $1.6 billion. These excess appropriations are available for use in future years. From a program perspective, under spending in Fiscal Year 2007 includes $907.4 million from physical and mental health, $618.6 million from economic planning, development and security, $559.6 million from community development and environmental management, $554.0 million from government direction, management, and control, $416.4 million from public safety and criminal justice, $370.5 million from educational, cultural, and intellectual development, $107.3 million from special government services, and $62.7 million from transportation.

During Fiscal Year 2007, State revenues, including transfers, totaled $49 billion, a decrease of $1 billion from the prior fiscal year. This decrease was primarily due to the mandated reclassification of certain funds. General taxes totaled $29 billion and accounted for 59.2% of total State revenues for Fiscal Year 2007. This amount reflects a $2.3 billion increase from the prior fiscal year and reflects a partial year effect of an increase in the Sales and Use Tax rate to 7% from 6% and broadening of the Sales and Use Tax base to include certain services. The State's Gross Income Tax totaled $11.7 billion, the Sales and Use Tax totaled $8.8 billion, and the Corporation Business Tax totaled $3.1 billion. The State's three major taxes comprised 81.5% of the total general taxes that were collected during Fiscal Year 2007. On a budgetary basis, general revenues of $28 billion were $3.6 billion lower than the final Fiscal Year 2007 budget. The negative variance was primarily the result of unearned Federal and other grant revenues of $1.6 billion, taxes of $375.6 million, services and assessments of $295.9 million, and licenses and fees of $186.6 million.

Fiscal Years 2008 and 2009 Estimated Revenues and Appropriations

Sales and Use Tax. Collections for Fiscal Year 2008 are estimated to total $8.971 billion, a 4.2% increase from Fiscal Year 2007. The Fiscal Year 2009 estimate of $9.222 billion is a 2.8% increase from Fiscal Year 2008.

Gross Income Tax. Collections for Fiscal Year 2008 are estimated to total $12.172 billion, a 3.8% increase from Fiscal Year 2007. The Fiscal Year 2009 estimate of $12.866 billion is a 5.7% increase from Fiscal Year 2008. The Fiscal Year 2008 and 2009 estimates include changes to the Gross Income Tax to take into account the expansion of the State's earned income tax credit in the amount of $40 million and $60 million, respectively.

Corporation Business Tax. Collections for Fiscal Year 2008 are estimated to total $2.752 billion, a 10.8% decrease from Fiscal Year 2007. The Fiscal Year 2009 estimate of $2.549 billion is a 7.4% decrease from Fiscal Year 2008. The Fiscal Year 2008 estimated decrease is based on the expiration of the alternative minimum tax assessment, the complete phase-in of the net operating loss deduction and the reduction in the tax rate on certain corporations to 0.67% from 1.33%. It also assumes an anticipated slowdown in corporate pre-tax profit growth in 2007 and 2008.

Approximately $33.619 billion and $32.969 billion has been appropriated for Fiscal Year 2008 and Fiscal Year 2009, respectively. Of that amount, for Fiscal Year 2009, approximately $13.590 billion (41.3%) is recommended for State Aid, $11.270 billion (34.2%) is recommended for Grants-in-Aid, $6.507 billion (19.7%) is recommended for Direct State Services, $405.9 million (1.2%) is recommended for Debt Service and $1.196 billion (3.6%) is recommended for Capital Construction.

State Indebtedness

General. As of June 30, 2007, New Jersey's outstanding long-term debt totaled $38.1 billion, a $0.7 billion increase over the prior fiscal year. In addition, the State has $10.9 billion of legislatively authorized bonding capacity that has not yet been issued. During Fiscal Year 2007, the legislatively authorized bonding capacity decreased by $313.2 million

General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2007 through 2009 in the amounts of $427.8 million, $438.8 million and $405.9 million, respectively.

In Fiscal Year 2003, the State issued more than $1.5 billion in general obligation bonds to fund various projects, including school construction, refunding of various general obligation bonds, funding of public and private higher educational institutions, construction of State and municipal community projects and other various voter-approved purposes. Final maturity for these bonds ranges from 2011 to 2027, with semi-annual interest payments commencing for the issued bonds in calendar year 2003. In prior years, the State has refunded various bond issuances by creating separate irrevocable trust funds. Refunding debt has been issued and the proceeds have been used to purchase United States Treasury Obligations--State and Local Government Series that were placed in the trust funds. The investments and fixed earnings from the investments have been sufficient to fully service the defeased debt until the debt is called or matures.

During Fiscal Year 2007, the State did not refund any general obligation debt. As of June 30, 2007, the amount of defeased general obligation debt outstanding, but removed from the State's long-term obligations amounted to $943.7 million.

Revenue Bonds. This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority, the Garden State Preservation Trust, and the New Jersey Transportation Trust Fund Authority. During Fiscal Year 2007, these three Authorities issued $48.7 million of bonds, none of which were refunding bonds. As of June 30, 2007, the State had $12.7 billion of revenue bonds outstanding. Another $7.1 billion of bonding authorization remains.

Installment Obligations. This debt classification represents obligations whose debt service is subject to and dependent upon the Legislature making annual appropriations. Installment obligations include bonds issued to help fund the State's school facilities construction program, and help fund the installation of college and university dormitory fire suppression equipment. During Fiscal Year 2007, these authorities issued $773.5 million of bonds, of which, $107.6 million were refunding bonds. As a result, $102.1 million of bonds have been refunded and are now considered to be defeased. The liability has been removed from the State's long-term obligations. Total debt service payments over the next 18 years were reduced by $3.9 million and resulted in a net present value savings of $2.9 million. The State's installment obligations outstanding as of June 30, 2007 total $17.2 billion. Total authorized but unissued installment obligations equal $3.0 billion as of June 30, 2007.

Certificates of Participation. Proceeds from certificates of participation are used primarily to finance State equipment needs under the State's master lease program. Currently, the State uses a line of credit as its preferred financing method. The State's Certificates of Participation outstanding as of June 30, 2007 totaled $58.8 million.

Short-Term Debt. The State's short-term note program provides effective cash flow management of imbalances that occur in the timing between collections and disbursements of State revenues and appropriations during the fiscal year. The State Treasurer is authorized to issue short-term debt instruments without it constituting a general obligation of the State, or a debt, or a liability within the meaning of the State Constitution. All short-term notes must be retired within twelve months of their issuance date.

Tax and Revenue Anticipation Notes. In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes ("TANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State has authorized the issuance of up to $2.5 billion of TANs for Fiscal Year 2008. The State issued $2 billion in TANs on September 13, 2007. These TANs are payable on June 24, 2008. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

Tobacco Settlement Financing Corporation, Inc. In November 1998, the State entered into the master settlement agreement (the "MSA") with participating cigarette manufacturers, 46 states, and six other United States jurisdictions in the settlement of certain smoking-related litigation. During Fiscal Year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. ("TSFC"), the State's right, title, and beneficial ownership interest in the State's right to receive tobacco settlement payments under the MSA. In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds were used to fund General Fund expenditures during Fiscal Year 2003 and Fiscal Year 2004. Pursuant to accounting regulations, TSFC's debt is reflected as a part of the State's debt. During Fiscal Year 2007, $4.7 billion of refunding bonds were issued, of which $1.1 billion were capital appreciation bonds. As a result, $3.4 billion of bonds have been refunded and are now considered to be defeased. The liability has been removed from the State's long-term obligations. Total debt service payments over the next 23 years were reduced by $950.2 million and resulted in a net present value savings of $25.6 million.

Litigation

The State is a party to numerous pending or threatened lawsuits in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims and cases.

Puerto Rico

A significant portion of the Fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy continues to track those of states on the U.S. mainland and as such has slowed. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The Commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but recently, several key economic indicators have begun to indicate a slowing of activity. The Planning Board recently lowered its real gross national product forecast to a decline of 1.4% in 2007 followed by a small improvement of 0.8% in 2008. It is possible this will be revised downward.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.6%, 11.7%, and 11.2% in 2005, 2006 and 2007, respectively. As of January 2008, unemployment was 10.9%. The largest employment sectors include government (29%), services (31%), trade (16%) and manufacturing (11%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotech and technology have proven to be growth areas for the Commonwealth.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shutdown, the Governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-$400 million for the General Fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and Governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

     The budgeted General Fund expenses for fiscal year 2008 were $9.227 billion. Preliminary actual expenditures during fiscal year 2008 were $9.057 billion. Preliminary General Fund revenues for fiscal year 2008 totaled $8.253 billion, which is $418 million less than the Department of the Treasury’s revised estimate for that period of $8.671 billion. This amount includes $4.359 billion in revenues from individual and corporate income taxes, $1.088 billion from non-resident withholding taxes, $864 million from excise taxes and $911 million of sales tax revenues. The foregoing difference between the preliminary General Fund revenues and preliminary actual expenses for fiscal year 2008 was covered by a recovery of approximately $287 million more in federal funds than had been budgeted, $150 million from the pending sale of certain government properties, cash flow savings resulting from restructuring of certain outstanding debt, and certain cash management procedures, which include delaying payments to certain vendors for a short period of time (carrying them over into the next fiscal year). The federal funds recovery represented reimbursement of amounts advanced by the Commonwealth’s Department of Education during fiscal years 2006 and 2007.

     On July 20, 2008, the Governor signed into law the General Fund budget for fiscal year 2009 of $9.484 billion, or approximately $257 million more than budgeted expenditures for fiscal year 2009 of $9.227 billion. The increase in budgeted expenditures over fiscal year 2008 is mainly due to $105 million from University of Puerto Rico, judiciary and municipal increases based on the legislated formulas and salary increases mandated by law or collective bargaining agreements. An additional $41.2 million is budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 is $8.488 billion, an increase of $235 million, or 2.9%, from preliminary net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceed projected revenues of $8.488 by approximately $1 billion. The Commonwealth’s economic team is working to enforce spending control measures that have been established to attempt to minimize the budget risk. In connection with the budget approval and in order to cover the approximately $1 billion difference between approved expenditures and projected revenues, legislation was approved and signed by the Governor authorizing the Commonwealth (i) to sell and or transfer delinquent tax receivables up to $1 billion, and (ii) as an exception to the general prohibition against borrowings to balance the budget, to issue limited special obligations of the Commonwealth payable from and collateralized with tax receivables. There is no guaranty that the Commonwealth will be able to issue such limited special obligations in amounts sufficient to cover the expected revenue shortfall in a timely manner, and, if that is the case, other funding sources, such as possible support from Government Development Bank, will have to be secured.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of almost $10 billion that risks running out of money as early as 2014. The Commonwealth issued pension obligation bonds in early 2008, which will help but not solve the pension issues. The bonds are secured by future employer contributions.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions.

Indictment of Governor of Puerto Rico/Election of New Governor

     In March 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. In addition, on August 19, 2008, the Governor and other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the Governor’s campaign and after his election as Governor. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth. On November 4, 2008, Luis G. Fortuno, the current Resident Commissioner of the Commonwealth, was elected as the next governor of Puerto Rico. Mr. Fortuno will assume his position as governor on January 1, 2009.

Guam

The island of Guam has an estimated population of 173,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Combined with a typhoon in 1997, a super-typhoon in 2002, September 11, 2001 (9/11), SARS and the war in Iraq, tourism declined in the early to mid-part of this decade. However, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy. In August 2007, visitor arrivals hit the highest mark since 9/11 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off. In February 2008, arrivals were down 2.5% from a year earlier.

Employment has been quite volatile on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly increased during the past four years, reaching 58,040 in June 2007. Unemployment rates remain high and were 6.9% in March 2006, the last time it was calculated by the U.S. Bureau of Labor Statistics.

The U.S. Military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning on relocating some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth requires a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2006 accumulated deficit had grown to almost $540 million. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The improvement in tourism and expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future.

United States Virgin Islands

Approximately 112,801 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S., although both of these measurements have improved in the past few years. The economy of the U.S. Virgin Islands is driven by tourism, which accounts for approximately 80% of gross domestic product and a significant share of employment. The islands' tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006 and increased marginally in 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Total air arrivals increased by a little more than 3.0% in 2007. Taking both air and cruise arrivals into account, tourism activity increased 1.4% in 2007. Hotel occupancy rates have been above 60% since 2004, including average rates of 60.6% in 2006 and 64.9% in 2007. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. The unemployment rate peaked at 9.4% in 2003, but had fallen to 6.2% by the end of 2006 due to increased tourism. Private sector jobs comprise 72.7% of all non-farm jobs with 44.0% comprising services, including tourism employment. Manufacturing represents just more than 5.1% of employment, and construction represents about 6.9%.

The U.S. Virgin Islands government carries a large public sector payroll and relies heavily on taxes as a revenue source (roughly 91% of all revenues). These factors, together with the lingering effects of several major hurricanes in the past two decades, have contributed to the government's poor financial performance. The government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the government intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bank anticipation notes proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. Financial results continued to be positive in fiscal year 2004 and fiscal year 2005. In fiscal year 2004, the General Fund balance increased by more than $30 million, and an additional increase of $52.4 million was achieved in fiscal year 2005. By the end of fiscal year 2005, the General Fund balance had reached $180.1 million, which was equal to 28.8% of expenditures. It should be noted that expenditures remain elevated and the General Fund is still producing operating deficits each year. However, securitized tax revenues have been sufficient to cover debt service and supplement the General Fund, and the fund balance should remain strong under these conditions. Financial results for fiscal years 2006 and 2007 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime.

Mariana Islands

The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $4.20 per hour below the U.S. level. Immigration from various Asian countries, however, has provided cheap labor for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of General Fund expenditures compared to 40% just a few years ago and is expected to decline further in 2008. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005, 26% in 2006 and an estimated 10% drop in 2007. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007, and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed, including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands. The Commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia, is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. Arrivals declined another 22% in 2007. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently the reduction in flights available from Japan to CNMI. The year-over-year decline in Japanese arrivals as of January 2008 has improved as flights from Osaka started in late December. It is important that available flights from Japan continue to increase since Japan makes up the largest visitor segment. The CNMI is trying to diversify its visitor profile and is working closely with Chinese officials to open up this channel and is currently seeing strong growth from Korea and Russia.

The Commonwealth's financials have been in a deficit position since 1994. The most recent audited financial statement is from 2006 and it identified a $174 million negative unreserved fund balance which is 88% of annual expenditures after transfers. The $16 million 2006 deficit was smaller, however, than the 2005 deficit. The Commonwealth attributes the deficit for 2006 to disbursements from bond proceeds received in 2004 and the inclusion of $11.9 million in employer retirement contributions even though employer retirement contributions had been suspended under public law.

Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and SAI of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans:

1)     plans created or under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans,4

4)     Group Retirement Plans,5

5)     403(b)(7) custodial plan accounts, and

6)     Individual Retirement Accounts (“IRAs”), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.	Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.	Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

III.	Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in “Shareholder Account Rules and Policies,” in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant’s account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10

5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.11

9)     On account of the participant’s separation from service.12

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

11)     Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

12)     For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

❑

     Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or SAIof the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.            Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund       Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

1.	Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and SAI. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

2.	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

3.

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

4.

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

5.

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and
Oppenheimer Disciplined Allocation Fund

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                              Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account      CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

6.

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

7.

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. (“CMFS”), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund’s right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.	Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.	Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s SAI) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

1. In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund or the Trust and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

4 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer New Jersey Municipal Fund

Internet Website

www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center,

225 Liberty Street, 11th Floor,

New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center,

225 Liberty Street, 11th Floor,

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALL OPP(225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

1234

PX0395.001.0909

     Registration No. 33-30198

Oppenheimer

Pennsylvania Municipal Fund

Prospectus dated November 27, 2009

NYSE Ticker Symbols

Class A     OPATX
Class B     OPABX
Class C     OPACX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Pennsylvania Municipal Fund is a mutual fund that seeks high current income exempt from federal and Pennsylvania personal income taxes. It invests mainly in municipal securities.

This prospectus contains important information about the Fund’s objective, investment policies, principal investment strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

(logo) OppenheimerFunds

The Right Way to Invest

CONTENTS

3 3 4 5 8 8 8 9 9 9 10 20 23 24 30 33 40 43

The Fund Summary

Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Risks
The Fund's Past Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Taxes
Payments to Broker-Dealers and Other Financial Intermediaries

More About the Fund

About the Fund's Investments
How the Fund is Managed

More About Your Account

About Your Account
Choosing a Share Class
The Price of Fund Shares
How to Buy, Sell and Exchange Shares
Dividends, Capital Gains and Taxes

Financial Highlights

Back to Summary Prospectus

the fund SUMMARY

Investment Objective The Fund seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities consistent with preservation of capital. Its Lipper category is "Pennsylvania Municipal Debt Funds."

Fees and Expenses of the Fund The tables below describe the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you and your spouse invest, or agree to invest in the future, at least $50,000 in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Class A Shares" on page [##] of the Fund's prospectus and in the section "How to Buy Shares–Reduced Sales Charges" on page [##] and in "Appendix A – Special Sales Charge Arrangements and Waivers" on page A-1 of the Fund’s Statement of Additional Information. The numbers below are based on the Fund's expenses during its most recently completed fiscal year ended July 31, 2009. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):	Class A	Class B	Class C
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class B	Class C
Management Fees	___%	___%	___%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Other Expenses	___%	___%	___%
Interest and Related Expenses from Inverse Floaters[4]	___%	___%	___%
Other Expenses[5]	___%	___%	___%
Total Annual Fund Operating Expenses	___%	___%	___%

1.     A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.

2.     Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.

3.     Applies to shares redeemed within 12 months after purchase.

4.     "Interest and Related Expenses from Inverse Floaters" include certain expenses and fees related to the Fund's investments in inverse floating rate securities. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by trusts whose inverse floater certificates are held by the Fund. The Fund also recognizes additional income in an amount that directly corresponds to those expenses. Therefore, the Fund's net asset values per share and total returns are not affected by those additional expenses. Those expenses, but not the offsetting income, are reflected in the amounts shown in "Total Other Expenses" and "Total Annual Operating Expenses" in the table above and they increase the amounts shown in the "Examples" below.

5.     "Other Expenses" include transfer agent fees, custodial fees, interest and fees from borrowings, and auditing and legal expenses that the Fund pays. The Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended July 31, 2009, the transfer agent fees did not exceed that expense limitation.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed:				If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares
Class B Shares				*				*
Class C Shares

The first examples include the initial sales charge for Class A and all applicable contingent deferred sales charges. The second examples include the Class A sales charge but do not include contingent deferred sales charges.

*     Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

What are "Municipal Securities"? Municipal securities are debt securities issued primarily by states, cities, counties and other governmental entities to finance governmental initiatives, including the development of local communities. The interest received from most municipal securities is exempt from federal income tax and from state and local income taxes in the municipalities where the bonds are issued.

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

Principal Investment Strategies The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Pennsylvania municipal securities that, in the opinion of counsel to the issuer of the security are exempt from federal and Pennsylvania personal income taxes and from the investment income tax of the school district of Philadelphia. This includes securities that generate income subject to alternative minimum tax. Pennsylvania municipal securities also include debt obligations of the governments of certain possessions, territories and commonwealths of the United States, if the interest is not subject to Pennsylvania or federal income tax.

Most of the securities the Fund buys are “investment grade,” although it can invest as much as 25% of its total assets in below investment-grade securities (commonly called “junk bonds”). Investment grade securities are rated in one of the four highest rating categories of nationally recognized rating organizations, such as Moody’s Investor Services. The Fund also invests in unrated securities for which the Fund’s adviser internally assigns ratings.

What are "Pennsylvania Municipal Securities"? Pennsylvania municipal securities are municipal securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal and Pennsylvania personal income taxes.

The Fund does not limit its investments to securities in a particular maturity range, but it generally focuses on longer-term securities. The Fund can also invest in "derivatives" to seek increased returns or for hedging purposes. Inverse floaters are the primary type of derivative the Fund uses but it may also invest in interest rate swaps, municipal bond swaps and other derivatives.

In selecting investments for the Fund, the portfolio managers look at a wide range of Pennsylvania municipal securities that provide high current income, have favorable credit characteristics or are special situations that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund but are not required to do so.

Principal Risks The price of the Fund’s shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than bonds with fixed maturity dates.

Special Risks of Below Investment-Grade Securities. Below investment-grade debt securities may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest up to 25% of its assets in below-investment grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Special Risks of Pennsylvania Municipal Securities. Because the Fund invests primarily in Pennsylvania municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Pennsylvania and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Changes in legislation or policy, erosion of the tax base, the effects of natural disasters, or other economic or credit problems may have a significant negative impact on the value of state or local securities. These risks also apply to securities of issuers of U.S. territories, commonwealths, or possessions, such as located outside of New Jersey, such as Puerto Rico, Guam, Northern Mariana Islands and the Virgin Islands.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued or when the Fund first makes an investment. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Unusual Market Volatility and Illiquidity. In late 2008, the municipal bond market experienced a period of unprecedented volatility particularly for lower-rated and unrated debt securities. Liquidity was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds can further reduce bond prices. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. It is not possible to predict whether that market illiquidity was short-term or could occur again.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual settlement payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The Fund can invest up to 25% of its total assets in tobacco related bonds without an appropriation pledge that make payments only from a state’s interest in the MSA.

The settlement payments are based on factors including annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Risks of Land-Secured or "Dirt" Bonds. These special assessment or special tax bonds are issued to promote residential, commercial and industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund’s assets from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as “leverage.” In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes. The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund. Accordingly, it may invest a greater portion of its assets in the securities of a single issuer than a "diversified" fund. To the extent that it does so, it is more subject to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Certain derivatives may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform as expected. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due. Inverse Floaters are the primary form of derivative used by the Fund.

Inverse Floaters. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty that divides a fixed-rate municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an “inverse floater.” The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to “unwind” the transactions. The Fund will not expose more than 20% of its total assets to the effects of leverage from inverse floaters.

Who Is the Fund Designed For? The Fund is designed for investors seeking income exempt from federal and Pennsylvania personal income taxes. The Fund does not seek capital gains or growth. Investors should be willing to assume credit and interest rate risks and the special risks of bonds that are rated below investment-grade. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Class A shares for the last 10 calendar years. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: www.oppenheimerfunds.com/Penn.

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was ___% (___ quarter ____) and the lowest return was ___% (___ quarter ____). For the period from January 1, 2009 to September 30, 2009 the cumulative return before taxes was ______%.

The following table shows the average annual total returns of each class of the Fund's shares. After-tax returns for Class A shares are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements.

Average Annual Total Returns

for the periods ended December 31, 2008	1 Year	5 Years	10 Years
Class A Shares (inception 9-18-1989)
Return before taxes	%	%	%
Return after taxes on distributions	%	%	%
Return after taxes on distributions and sale of fund shares	%	%	%
Class B Shares (inception 5-3-1993)%		%	%
Class C Shares (inception 8-29-1995)%		%	%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)%		%	%
Consumer Price Index (reflects no deduction for fees, expenses or taxes)%		%	%

The Fund's performance reflects income reinvestment and all applicable fees and sales charges. The performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds, includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Consumer Price Index is a non-securities index that measures changes in the inflation rate.

Investment Adviser OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers Daniel G. Loughran has been a Senior Portfolio Manager of the Fund since July 2005, Scott S. Cottier has been a Senior Portfolio Manager of the Fund since July 2002 and Troy E. Willis has been a Senior Portfolio Manager of the Fund since January 2006. Messrs. Loughran, Cottier and Willis have been Vice Presidents of the Fund since October 2005. Messrs. DeMitry and Franz have been Vice Presidents of the Fund and Mr. Camarella has been Assistant Vice President of the Fund since July 2009. Mark R. DeMitry and Marcus V. Franz have been Senior Portfolio Managers of the Fund since July 2009. Michael L. Camarella has been an Associate Portfolio Manager of the Fund since April 2008.

Purchase and Sale of Fund Shares In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans, the minimum initial investment is $500 and the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased or redeemed on days the New York Stock Exchange is open for trading at the next net asset value per share (adjusted to reflect any sales charge) that is calculated after the Distributor, or an authorized financial intermediary, receives the order in proper form. You can purchase or redeem shares through the Distributor or through financial intermediaries appointed by the Distributor. To buy shares through the Distributor, a new investor must complete an account application and send it to the address on the back cover. Current shareholders may purchase or redeem shares by mail, though the website oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be made by check, by federal funds wire or directly from or into your bank account. The Fund also offers a checkwriting privilege.

Taxes The Fund intends to declare dividends daily and pay them monthly. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

more about the fund

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

The Fund's Main Investment Strategies The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Municipal Securities. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds (long-term debt obligations) and notes (short-term debt obligations), tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." Tobacco bonds with an appropriation pledge by the state are an example of this type of municipal security.

The Fund can buy both short-term municipal securities and long-term securities, which have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

When-Issued and Delayed-Delivery The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment. The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Pennsylvania Municipal Securities. Pennsylvania municipal securities include securities issued by:

•	the State of Pennsylvania and its political subdivisions (cities, towns and counties, for example),

•	agencies, instrumentalities (which are state-chartered corporations) and public authorities of the State of Pennsylvania, and

•

governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from state income taxes.

Securities that generate income subject to the federal alternative minimum tax (AMT) will count towards the 80% Pennsylvania municipal securities requirement.

U.S. Territories, Commonwealths and Possessions. Since the Fund invests in obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands, it may be adversely affected by local political and economic conditions and developments within these entities.

Municipal Sector Concentration. While the Fund’s fundamental policies do not allow it to invest more than 25% of its total assets in a single industry, certain types of municipal securities are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. Examples of these types of municipal securities include: general obligation, general appropriation, special assessment and special tax bonds and municipal leases. They may finance or pay interest from the revenues of projects that tend to be impacted in the same way by economic, business or political developments which could increase market risk. For example, legislation on the financing of a project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects.

Land-Secured or "Dirt" Bonds. These types of bonds, consisting of special tax, special assessment or tax increment bonds, are issued in connection with special taxing districts to promote residential, commercial and industrial growth and redevelopment are exposed to real estate development-related risks. The bonds could default if development failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes provided in the financing plans of a project.

Special Tax Bonds, Special Assessment Bonds and Tax Increment Financing. As discussed earlier under Municipal Sector Concentration, the Fund can invest more than 25% of its total assets in municipal securities for similar types of projects issued in connection with special taxing districts created to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as special tax, special assessment or tax increment financing are generally payable solely from taxes or other revenues attributable to specific projects without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks. These projects usually rely on taxes within the particular defined district to finance the debt and, therefore, often have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Such districts usually last for the estimated amount of time required to pay back the bonds. If economic conditions change, that period may be insufficient for repayment of the obligation. The fees, taxes, or other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.

Special Assessment Bonds. A "special assessment" bond is paid from revenues associated with the project financed. For example, if a bond finances the construction of a sewer system, the homeowners and businesses hooked up to the sewer system may pay a special levy that goes to repay the bonds.

Special Tax Bonds. A "special tax" obligation may be paid from specified revenues other than the project financed. For example, a special tax bond issued to fund the building of a new hospital cancer wing might be paid for from an excise tax levied on cigarettes.

Tax Increment Financing. Tax increment financing or "TIF," uses anticipated future tax gains from redevelopment and community improvement projects to finance current improvements intended to create those gains. The increased property values and new investments generated by projects such as a roads, schools, or hazardous waste cleanup may increase tax revenues and that "tax increment" is used for repayment of the borrowing. Tax Increment Financing is often used for improvements in distressed or underdeveloped areas where development might not otherwise occur.

Subject to Appropriation (STA) Bonds. STA bonds are a category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation" bonds (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise or a special tax, and (ii) the issuer’s general funds. Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state.

Tobacco-Related Bonds. Tobacco-related bonds are secured by an issuing state’s proportionate share in the MSA agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown Williamson (merged with RJ Reynolds in 2004), and Lorillard) and subsequently joined by a number of smaller tobacco manufacturers. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also reduce the payment amounts. The MSA and tobacco manufacturers have also been, and continue to be, subject to various legal claims. An adverse outcome to litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payments associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

A number of states have securitized the future flow of MSA payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. Some of the tobacco bonds that the Fund may buy make payments solely from a state’s interest in the MSA. Those are referred to as "tobacco settlement revenue bonds." Others may make payments from both the MSA revenue and the applicable state’s appropriation pledge and are referred to as "subject to appropriation (or "STA") tobacco bonds."

Tobacco Settlement Revenue Bonds. For purposes of the Fund’s industry concentration policy, the Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Since tobacco settlement revenue bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A reduction in bond payments or a decrease in tobacco consumption could reduce the value of the bonds or the Fund's income.

Subject to Appropriation (STA) Tobacco Bonds. The Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge. STA tobacco bonds rely on both the revenue source from the MSA and a state appropriation pledge. The Fund considers STA tobacco bonds to be "municipal securities" for purposes of its industry concentration policies.

Credit Ratings of Municipal Securities. The Fund may invest in securities that are rated or unrated. "Investment grade" municipal securities are those rated within the four highest rating categories by nationally-recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services. While securities rated within the fourth highest category, meaning BBB+, BBB or BBB- by Standard & Poor’s or Baa1, Baa2 or Baa3 by Moody’s, are considered "investment grade," they may also have some speculative characteristics. Unrated securities also are considered "investment grade" if judged by the Manager to be comparable to rated investment grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for the Fund's portfolio and evaluating their income potential and credit risk, the Manager does not rely solely on ratings by rating organizations but evaluates factors affecting issuers as well. The ratings definitions of the principal ratings organizations are included in Appendix B to the Statement of Additional Information.

Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security, however, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

The Fund can invest as much as 25% of its total assets in securities that are not "investment-grade" (measured at the time of purchase) to seek higher income.

Derivative Investments. Inverse floaters are the primary type of derivative used by the Fund but the Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.

The Fund may also use other types of derivatives, such as interest rate and municipal bond swaps, that are consistent with its investment strategies. The Fund may use derivatives to seek to increase returns or to hedge against the risks of other investments. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Inverse Floating Rate Securities. The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty that divides a fixed-rate municipal security into two classes of securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") that pays a rate of interest reset periodically based on a short-term municipal benchmark or index, and a long-term tax-exempt security (referred to as a "residual certificate" or an "inverse floater") that pays interest at rates that move in the opposite direction from the yield on the short-term floating rate security. The purchasers of the floating rate securities normally have the right to tender the securities periodically for redemption at their principal value. Changes in short-term rates affect income on inverse floaters. Rising short-term rates reduce income in inverse floaters and falling short-term rates increase income. Generally, changes in long-term rates affect the market prices of inverse floaters, while falling long-term rates increase market prices of inverse floaters. The price change on inverse floaters is a function of the price change of the underlying bond used to create the inverse floater.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits it in a trust. The trust then issues the short-term floating rate securities and the inverse floaters. The trust provisions enable the Fund to unwind or "collapse" the trust by tendering the inverse floater certificate, withdrawing the underlying bond, and paying the holders of the short-term floaters the par value of those bonds and certain other costs. The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

Investments in inverse floaters involve certain risks. The market value of an inverse floater can be more volatile than that of a conventional fixed rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floaters tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floaters entail a degree of leverage because the trust may issue short-term floating rate securities in a ratio to the inverse floaters with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. The inverse floaters usually bear all of the underlying bond's downside risk but also receive most of the potential appreciation in the underlying bond’s value. The price and income of an inverse floater with a higher degree of leverage are typically more volatile than those of an inverse floater with a lower degree of leverage.

If the value of the underlying municipal bond in the trust falls, the Fund may be required to provide additional collateral for the short-term securities. If the remarketing agent that offers the tender-option bonds for sale is unable to sell them, or if the holders tender them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed and, in the case of inverse floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for a feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond and the principal amount payable to the holders of the short-term floating rate security plus any shortfalls in interest cash flows, which means that the Fund's losses may exceed the value of its investment in the inverse floaters. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund’s transfer of a municipal bond to a trust, the Fund’s financial statements reflect these transactions as "secured borrowings," which affects the Fund’s expense ratios, statements of income and assets and liabilities and causes the Fund’s Statement of Investments to include the underlying municipal bond.

The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected by the Manager. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Hedging. The Fund typically does not use hedging instruments, such as options, to hedge investment risks. At times hedging instruments' values might not be correlated with the investments they are intended to hedge, and a hedge might be unsuccessful. If a hedging instrument is used at the wrong time or market conditions are judged incorrectly, a hedging strategy could reduce returns or create a loss.

Percentage of LIBOR Notes. Municipal "Percentage of LIBOR Notes" (PLNs) are variable rate derivative securities based on the London Interbank Offered Rate (LIBOR), a widely used benchmark for short-term interest rates and used by banks for loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate, PLNs will generally pay higher levels of income when interest rates are rising and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new, the Fund’s ability to engage in PLN transactions may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of the PLN or the inverse floater.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Variable Rate and Floating Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments. The rates used may derived from a percentage of LIBOR, the SIFMA Municipal Swap Index or a percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements.

Municipal Lease Obligations. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Municipal lease obligations are short-term financing arrangements that are used by government entities to acquire equipment, facilities or other assets. They represent a municipality's promise to make installment payments to lease or purchase the asset. Municipal leases may be used when bonds are not an appropriate financing method because of the time and costs involved in issuing bonds or the short term nature of the financing. Municipal lease obligations usually have a shorter maturity and provide a higher yield than conventional municipal bonds.

During the term of the lease, the municipality holds the title to the leased asset while the lessor holds a security interest in the asset. Most municipal leases are not general obligations of the issuing municipality, although some may be insured or supported by letters of credit. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If an appropriation is not made, foreclosure might be difficult, time consuming and costly, and recovery of the original investment may be delayed or precluded.

Interest payments on municipal lease obligations are tax-exempt. However, if the government entity stops making payments or transfers the obligation to a private party, it could lose value or become taxable. Municipal lease obligations generally do not have an active trading market and may be illiquid.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities. These debt obligations do not pay interest prior to their maturity date or else they do start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. The Fund will not invest more than 15% of its net assets in illiquid securities.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund’s investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager has adopted policies and procedures designed to address potential identified conflicts of interest, however such policies and procedures may also limit the Fund’s investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore the Fund may distribute taxable income or capital gains to shareholders. To the extent the Fund invests in these securities, it might not achieve its investment objective

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. While increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance, in most cases the Fund does not pay brokerage commissions on the debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund’s portfolio turnover rates during past fiscal years.

Changes to the Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares, however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund’s investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund Is Managed

The Manager OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund’s Board of Trustees, under an Investment Advisory Agreement that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with more than __ million shareholder accounts as of September 30, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess over $1 billion. The Fund's advisory fee for the period ended July 31, 2009, was ___% of average annual net assets for each class of shares.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the six-month period ended July 31, 2009.

The Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella.

Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and has been a Portfolio Manager with the Manager since January1999. He was Vice President of the Manager from April 2001 to June 2007. He is a team leader, a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Cottier has been a Vice President of the Manager since 2002. He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Willis has been a Senior Portfolio Manager of the Manager since July 2009. He was a Portfolio Manager with the Manager since June 2002 and a Vice President of the Manager since July 2009. He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. DeMitry has been a Vice President and Senior Portfolio Manager with the Manager since July 2009 and was an Associate Portfolio Manager with the Manager since September 2006. He was a research analyst of the Manager from June 2003 to September 2006 and a credit analyst of the Manager from July 2001 to May 2003. He is an officer a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Franz has been a Vice President and Senior Portfolio Manager with the Manager since July 2009 and was an Associate Portfolio Manager with the Manager since September 2006. He was a research analyst of the Manager from June 2003 to September 2006. He is a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Camarella has been an Associate Portfolio Manager with the Manager since April 2008. He was a research analyst of the Manager from February 2006 to April 2008. Mr. Camarella was a credit analyst of the Manager from June 2003 to January 2006. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

more about YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of “financial intermediaries” that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund “supermarkets,” fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in “About Class A Shares” below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in “About Class B Shares” below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in “About Class C Shares” below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund’s Statement of Additional Information, or by clicking on the hyperlink “Sales Charge Waivers” under the heading “Fund Information” on the OppenheimerFunds website at www.oppenheimerfunds.com.

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

•	For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.

●     For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

●     The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual “minimum balance fee” is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund’s operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor’s financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

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Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.

•	Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.

●     Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customer’s accounts. For more information about those payments, see “Payments to Financial Intermediaries and Service Providers” below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

                                                                                Front-End Sales   Front-End Sales

                                                                                Charge As a         Charge As a              Concession As a
                                                                                 Percentage of      Percentage of Net     Percentage of

Amount of Purchase                                             Offering Price     Amount Invested      Offering Price

Less than $50,000                                                                 4.75%            4.98%                     4.00%
$50,000 or more but less than $100,000                             4.50%            4.71%                     4.00%

$100,000 or more but less than $250,000                           3.50%            3.63%                      3.00%
$250,000 or more but less than $500,000                           2.50%            2.56%                      2.25%
$500,000 or more but less than $1 million                         2.00%             2.04%                     1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a “Right of Accumulation” or a “Letter of Intent” you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

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Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the “Program Manager” or “Program Distributor.” The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in: your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse, accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation.

If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase. To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

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Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the “reinvestment privilege” described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as “qualified shares” for satisfying the terms of a Letter.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund’s Transfer Agent for this purpose. Please refer to “How to Buy Shares – Letters of Intent” in the Fund’s Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month “holding period” measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund’s Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

Letters of Intent submitted prior to October 22, 2007 will be subject to the contingent deferred sales charge that was in effect at the time the Letter of Intent was submitted and the Distributor will pay the concession that was applicable to those shares at that time. Unless otherwise agreed to by the Distributor, the terms of any Letter of Intent submitted prior to October 22, 2007 will continue until its completion.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

                                                                                                           Contingent Deferred Sales Charge

Years since Beginning of Month in Which Purchase                           on Redemptions in That Year (As %

Order was Accepted                                                                             of Amount Subject to Charge)

0-1                                                                                                      5.0%
1-2                                                                                                      4.0%
2-3                                                                                                      3.0%
3-4                                                                                                      3.0%
4-5                                                                                                      2.0%
5-6                                                                                                      1.0%
More than 6                                                                                        None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see “Class B Conversion” in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the “NYSE”), on each day the NYSE is open for trading (referred to in this prospectus as a “regular business day”). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to “Eastern time.”

The net asset value per share for a class of shares on a “regular business day” is determined by dividing the value of the Fund’s net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund’s assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager’s judgment) or if a security’s value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund’s net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager’s Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund’s portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in “Sales Charge Waivers” below and in the “Special Sales Charge Arrangements and Waivers” Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

● any increase in net asset value over the initial purchase price,

● shares purchased by the reinvestment of dividends or capital gains distributions, or

● shares eligible for a sales charge waiver (see “Sales Charge Waivers” below).

The Fund redeems shares in the following order:

            ●shares acquired by the reinvestment of dividends or capital gains distributions,

            ●other shares that are not subject to the contingent deferred sales charge, and
            ●shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

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Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.

●     Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.

●     Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the “Special Sales Charge Arrangements and Waivers” Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink “Sales Charges & Breakpoints,” under the heading “Fund Information”) and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day’s offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund’s shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to “OppenheimerFunds Distributor, Inc.” to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

•	Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund’s best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund’s portfolio and the Fund’s expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions “In-Kind.” Shares may be “redeemed in-kind” under certain circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

●By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.

●By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.

●By Wire. You can arrange to have redemption proceeds sent by federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.

•	Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.

•	Checkwriting privileges are not available for shares that are held in a retirement account.

•	All checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including existing checks that indicate a $100 minimum.

•	Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.

•	You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

•	Don't use your checks if you changed your Fund account number, until you receive new checks.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days’ notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager’s ability to manage the Fund’s investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund’s brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund’s Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be “blocked” from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be “blocked” from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund’s books showing the name, address and tax ID number of the beneficial owner is a “direct shareholder.”

Exceptions to 30-Day Hold

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Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

●     Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

●     Asset Allocation Programs. Investment programs by Oppenheimer “funds-of-funds” that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers’ accounts. “On-demand” exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.

●     Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.

●     Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as “omnibus” or “street name” accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund’s policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in “omnibus” or “street name” form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section “How to Exchange Shares” in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections “Contingent Deferred Sales Charges” and “Sales Charge Arrangements and Waivers” above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

●Shares of the fund selected for exchange must be available for sale in your state of residence.

     ●The selected fund must offer the exchange privilege.

●You must meet the minimum purchase requirements for the selected fund.

●Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

●Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor’s shares in an “omnibus” or “street name” account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day’s net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

●Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.

●Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent’s procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary’s representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

●Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
●Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
●Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
●Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
●Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
●Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
●Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire. Shares purchased through the Distributor may be paid for by federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor’s Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

●The Fund’s name;
●For existing accounts, the Fund account number (from your account statement);
●For new accounts, a completed account application;
●For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
●For redemptions, any special payment instructions;
●For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
●For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
●For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
●For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
●Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

●You wish to redeem more than $100,000 and receive a check;
●The redemption check is not payable to all shareholders listed on the account statement;
●The redemption check is not sent to the address of record on your account statement;
●Shares are being transferred to a Fund account with a different owner or name; or
●Shares are being redeemed by someone (such as an Executor) other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:
●a U.S. bank, trust company, credit union or savings association,
●a foreign bank that has a U.S. correspondent bank,
●a U.S. registered dealer or broker in securities, municipal securities or government securities, or
●a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus. However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary. Intermediaries that perform account transactions for their clients by participating in “Networking” through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent’s judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES
AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

●transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
●have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer’s settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary’s representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the “Asset Builder Plan” information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called “householding,” benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.15% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 0.90%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund’s assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.15% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class B Shares: The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 0.90% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager’s and/or the Distributor’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and “due diligence” or training meetings designed to increase sales representatives’ awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary’s sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary’s sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary’s sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor’s relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

●Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

●Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.

●Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.

●Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund’s exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading “I Want To,” click on the link “Access the Tax Center” and under the drop down menu for “Tax Preparation Information,” click the link “Municipal Income/Tax Preference Percentage Tables.” You’ll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders. If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund’s taxable year beginning August 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund’s distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid “Buying a Distribution.” If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund’s share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state’s legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state’s municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Registered Investment Company. The Fund intends each year to qualify as a “regulated investment company” under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by __________, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available upon request.
LIGHTS
INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).

ANNUAL AND S EMI -ANNUAL REPORTS. The Fund’s Annual and Semi-Annual Reports provide additional information about the Fund’s investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund’s privacy policy, and other information about the Fund, without charge, by:

Telephone:     Call OppenheimerFunds Services toll-free: 1.800.CALLOPP (225.5677)

            Mail:                Use the following address for regular mail:

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217-5270

Use the following address for courier or express mail:

OppenheimerFunds Services

12100 East Iliff Avenue

Suite 300

Aurora, Colorado 80014

           Internet:           You may request documents, and read or download

certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

PRO740.001.0909

Oppenheimer Pennsylvania Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924

1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 27, 2009

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2009 . It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund’s Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents	Page
About the Fund
Additional Information About the Fund’s Investment Policies and Risks
The Fund’s Investment Policies
Municipal Securities
Other Investment Techniques and Strategies
Other Investment Restrictions
Disclosure of Portfolio Holdings
How the Fund is Managed
Organization and History
Board of Trustees and Oversight Committees
Trustees and Officers of the Fund
The Manager
Brokerage Policies of the Fund
Distribution and Service Plans
Payments to Fund Intermediaries
Performance of the Fund

About Your Account
How To Buy Shares
How To Sell Shares
How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm
Financial Statements

Appendix A: Special Sales Charge Arrangements and Waivers	A-1
Appendix B: Special Considerations Relating to Municipal Obligations in New Jersey and U.S. Territories, Commonwealths and Possessions	B-1
Appendix C: Municipal Bond Ratings	C-1

ABOUT THE FUND

Additional Information About the Fund’s Investment Policies and Risks

     The investment objective, principal investment policies and main risks of the Fund are described in the Prospectus. This SAI, contains supplemental information about those policies and the types of securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”), may select for the Fund. Additional information is also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Fund’s Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

     The Fund’s municipal securities that are held to maturity are redeemable by the security’s issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security’s maturity. The Fund may dispose of securities prior to their maturity for investment purposes In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

     Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment changes in proportion to the size of the Fund.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under “What Does the Fund Mainly Invest In?” and “About the Fund’s Investments.” The Fund may from time to time invest in municipal securities other than Pennsylvania municipal securities. For example, to seek a higher yield, the Fund may invest in municipal securities issued by other states and their respective political subdivisions. Although any interest from these securities generally would be exempt from federal income tax, any such interest may be subject to Pennsylvania State and Pennsylvania personal income tax. The Fund does not expect to invest a significant portion of its assets in securities other than Pennsylvania municipal securities.

     Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

•

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

•	Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

•

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

•

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

•

Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

■     Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

■ Municipal Bonds. The Fund has classified long-term municipal securities having a maturity (when the security is issued) of more than one year as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” and “revenue” bonds (including “private activity” bonds). They may have fixed, variable or floating rates of interest or may be “zero coupon bonds” as described below.

     Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to ten years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that have a lower rate of return. In turn, that could reduce the Fund’s yield.

     ■ General Obligation Bonds. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

     ■ Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco Master Settlement Agreement (“MSA”) (as described in the section titled “Tobacco Related Bonds”). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

     Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

■Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the rules governing tax-exemption for interest on certain types of municipal securities known as “private activity bonds” (or, “industrial development bonds” as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

     Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally a “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.

     Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund will constitute an item of tax preference to such shareholders.

     ■Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

     Some municipal lease securities may be deemed to be “illiquid” securities. Their purchase by the Fund would be limited as described below in “Illiquid Securities.” The Manager may determine that certain municipal leases are liquid based on certain factors, including the frequency of trades and price quotations for such securities; the number of dealers or other potential buyers willing to purchase or sell such securities; the availability of market-makers; and the nature of the trades for such securities.

     Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default. The Commonwealth of Pennsylvania is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be made.

     Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

     In addition to the risk of “non-appropriation,” municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Tobacco Related Bonds.  The Funds may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the MSA described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with R.J. Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund’s net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”).  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer’s general funds.  Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although three such challenges (the Grand River and Freedom Holdings cases in federal court in New York and the Xcaliber case in federal court in Louisiana, each of which is discussed below) have survived initial appellate review of motions to dismiss. Moreover, these three cases and the A.B. Coker case in federal court in Louisiana (discussed below) are the only cases challenging the MSA or related legislation that have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation. In Grand River and Freedom Holdings, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court’s interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states’ MSA-related legislation. The Second Circuit’s interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states’ MSA-related legislation. Prior district court and appellate decisions in circuits other than the Second Circuit rejecting such challenges (in the Third, Fourth, Fifth, Sixth, Ninth and Tenth Circuits) have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and/or are protected from antitrust challenges based on established antitrust immunity doctrines. In addition, proceedings are pending or on appeal in certain other cases, including two challenged by certain tobacco companies not participating in the MSA in federal court in Louisiana. One case (Xcaliber) alleges, among other things, that the Louisiana MSA-related statute violates the rights of free speech, due process of law and equal protection of the laws guaranteed by the U.S. Constitution and the federal antitrust laws. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint in this case and remanded the case for reconsideration. Following two years of trial motions, the federal district trial was expected to begin in mid-2008. The other case (A.B. Coker) alleges the MSA and Louisiana’s MSA-related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. In late 2006, the federal district court granted in part and denied in part the defendant’s motion to dismiss. The court allowed the case to proceed on claims that the MSA and Louisiana’s related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. A trial date was expected to be set in late 2008.

Such conflicts may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states’ related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states’ MSA-related legislation.

Grand River and Freedom Holdings. Both cases are pending in the U.S. District Court for the Southern District of New York and seek to enjoin the enforcement of states’ MSA-related legislation. The Grand River case is pending against the attorneys general of 30 states. The plaintiffs seek to enjoin the enforcement of the states’ MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. These two suits have survived appellate review of motions to dismiss for failure to state a claim upon which relief can be granted. Grand River is in the discovery phase of litigation in preparation for the development of a factual record to support possible findings of fact that may be used by the court in its decision as to the pending claims. The discovery deadline has passed in Freedom Holdings and motions for summary judgment were fully submitted to the court on March 7, 2007, which are pending.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states’ MSA-related legislation, could potentially lead to invalidation of the MSA and states’ MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund’s outstanding investment.

In addition to the cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states’ MSA-related legislation in California, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as “secondhand smoke.” Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

     The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer’s ability to make payments under the MSA.

     ■ Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services, (“S&P”) and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody’s, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund’s investment policies.

The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody’s, S&P and Fitch for municipal securities is contained in Appendix A to this SAI. Because the Fund also purchases securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of the Fund’s Investments in Pennsylvania and Other U.S. Territories, Commonwealths and Possessions. A discussion of the special considerations relating to the Fund’s municipal obligations and other economic conditions is provided in Appendix B to this SAI.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund’s state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands or Guam. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A discussion of the special considerations also is provided in Appendix B.

■ Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities that the Manager believes are attractive investments, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to pay for tenders of their short-term securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When a Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

     The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

     The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A. ("Citibank"), and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. The Board has adopted procedures that govern the Fund's participation in the Line of Credit. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of Citibank, one of the lenders in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

     Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees on its outstanding borrowings annually for the lender to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

     Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies and may not use them.

     ■ Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank’s prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not more than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

     The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than thirty days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund’s limitations on investments in illiquid securities.

■     Inverse Floaters. The Fund invests in “inverse floaters” which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

     An inverse floater is typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

     To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a “shortfall and forbearance” agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a “shortfall and forbearance” agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

     Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

■     Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes (“PLNs”) which are variable rate municipal securities based on the London Interbank Offered Rate (“LIBOR”), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

■ “When-Issued” and “Delayed Delivery” Transactions. The Fund can purchase securities on a “when-issued” basis, and may purchase or sell such securities on a “delayed delivery” (or “forward commitment”) basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the Fund will identify on its books liquid securities of any type with a value at least equal to the value of purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

■ Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■ Puts and Standby Commitments. The Fund can acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager’s opinion, present minimal credit risks. The Fund’s ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund’s business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund’s books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

■ Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund’s Manager from time to time. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

     The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements of seven days or less.

Repurchase agreements, considered “loans” under the Investment Company Act of 1940 (“Investment Company Act”), are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral’s value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

■ Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed above.

■ Illiquid Securities and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager. This determination takes into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.  The Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

The Fund may also acquire restricted securities through private placements. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

■     Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC (“ReFlow”) which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which impose certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

     ■ Loans of Portfolio Securities or Securities Lending. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund’s Board of Trustees. These loans are limited to not more than 25% of the value of the Fund’s total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends. The Fund did not engage in any securities lending during its fiscal year ended July 31, 2009.

There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder’s, custodian and administrative or other fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

Other Derivative Investments. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

■ Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund may:

☐ sell interest rate futures or municipal bond index futures,

☐ buy puts on such futures or securities, or

☐ write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund’s income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

☐ buy interest rate futures or municipal bond index futures, or

☐ buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

■ Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called “interest rate futures”) and municipal bond indices (these are referred to as “municipal bond index futures”).

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A “municipal bond index” assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

     ■ Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

     ■ Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:

(1)	After the Fund writes a call, not more than 25% of the Fund’s total assets may be subject to calls.

(2)

Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.

(3)	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

The Fund’s custodian bank, or a securities depository acting for the custodian bank will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

     When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in-the-money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.

     ☐ Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

     When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

☐Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund’s option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund’s securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund’s securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

☐ Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund cannot enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party’s damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”

☐ Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund’s investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

     ■ Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

☐     short-term municipal securities;

☐     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

☐     corporate debt securities rated within the three highest grades by a nationally recognized rating agency;

☐     commercial paper rated “A-1” by S&P, or a comparable rating by another nationally recognized rating agency; and

☐     certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds for the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

■     Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowing for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of paying exempt-interest dividends to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, a Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security.  Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager’s valuation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

■     Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

     The Fund ordinarily does not trade securities to achieve capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Other Investment Restrictions

     ■ What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of:

☐ 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

☐ more than 50% of the outstanding shares.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

     ■ Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

     ☐ The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to Pennsylvania municipal securities.

☐ The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

☐ The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

☐ The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

☐ The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

☐ The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

☐ The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Pennsylvania municipal securities. This includes securities that generate income subject to the alternative minimum tax.

     ■ Does The Fund Have Other Restrictions That Are Not Fundamental Policies?

     The Fund has the additional operating policies which are stated below, that are not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval, except that with respect to the first policy stated below, the Board of Trustees would not permit this policy to be changed to permit investments in physical commodities or commodity contracts without the vote of a majority of the Fund’s outstanding voting securities:

☐ The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in “About the Fund” in the Prospectus or this SAI.

☐ The Fund can pledge, mortgage or otherwise encumber, transfer or assign its assets to secure borrowings by or indebtedness of the Fund. In addition, the use of escrow or other collateral arrangements in connection with borrowings and hedging instruments is permitted.

☐ The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

☐ The Fund cannot sell securities short.

☐ The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

☐ The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

☐ The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Non-Diversification of the Fund’s Investments.  The Fund is “non-diversified,” as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one “issuer.” That means that the Fund can invest more of its assets in the securities of a single issuer than a diversified fund.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Funds’ industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from “tobacco” bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any “industry” under the Fund’s industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund’s industry concentration policy.

     Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in the semi-annual report to shareholders, the annual report to shareholders or in the Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds website at www.oppenheimerfunds.com (select the Fund’s name under the “View Fund Information for:” menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

     The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•     The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s certified public accountants and independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund’s regular pricing services).

     Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager’s investment process for the Fund. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

     Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Securities Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the fund are not priced by the fund’s regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

     Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•	Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements), and

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

     The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

     Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information, including but not limited to the Fund’s policy as to use of secure e-mail technology.

The Chief Compliance Officer (the “CCO”) of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

     The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fox-Pitt, Kelton, Inc.	Neue Zürcher Bank
Alforma Capital Markets	Fraser Mackenzie	Nomura Securities International, Inc.
Altrushare	Friedman, Billings, Ramsey	Numis Securities Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Oddo Securities
American Technology Research	Garp Research & Securities	Omgeo LLC
Auerbach Grayson & Company	George K. Baum & Company	Oppenheimer & Co., Inc.
Banc of America Securities	GMP Securities L.P.	Pacific Crest
Barclays Capital	Goldman Sachs & Company	Paradigm Capital
Barnard Jacobs Mellet	Good Morning Securities	Petercam/JPP Eurosecurities
BB&T Capital Markets	Goodbody Stockbrokers	Piper Jaffray Company
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Prager Sealy & Company
Beltone Financial	Helvea Inc.	R. Seelaus & Co., Inc.
Bergen Capital	Hewitt	Ramirez & Company
Bloomberg	HJ Sims & Co., Inc.	Raymond James & Associates, Inc.
BMO Capital Markets	Howard Weil	RBC Capital Markets
BNP Paribas	HSBC Securities	RBC Dain Rauscher
Brean Murray Carret & Company	Hyundai Securities America, Inc.	Redburn Partners
Brown Brothers Harriman & Company	ICICI Securities Inc.	Renaissance Capital
Buckingham Research Group	Interactive Data	RiskMetrics Group
Cabrera Capital	Intermonte	Robert W. Baird & Company
Callan Associates	Janco Partners	Rocaton
Cambridge Associates	Janney Montgomery Scott LLC	Rogers Casey
Canaccord Adams, Inc.	Jefferies & Company	Roosevelt & Cross
Caris & Company	Jennings Capital Inc.	Royal Bank of Scotland
Carnegie	Jesup & Lamont Securities	Russell/Mellon
Cazenove	JMP Securities	RV Kuhns
Cheuvreux	Johnson Rice & Company	Sal Oppenheim
Citigroup	JPMorgan Chase	Salman Partners
Cleveland Research Company	Kaupthing Securities Inc.	Samsung Securities
CLSA	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Cogent	Keijser Securities N.V.	Sandler O'Neill & Partners
Collins Stewart	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Commerzbank	Kepler Capital Markets	Santander Securities
Contrarian Capital Management, LLC	KeyBanc Capital Markets	Scotia Capital
Cormark Securities	KPMG LLP	Seattle-Northwest Securities
Cowen & Company	Kotak Mahindra Inc	Sidoti & Company LLC
Craig-Hallum Capital Group LLC	Lazard Capital	Siebert Brandford Shank & Company
Credit Suisse	LCG Associates	Simmons & Company
Crew & Associates	Lebenthal & Company	Societe Generale
D.A. Davidson & Company	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mitsubishi Financial Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mizuho Securities USA	Vining & Sparks
DZ Financial Markets	ML Stern	Vontobel Securities Ltd
Edelweiss Securities Ltd.	Morgan Keegan	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Stanley	Watson Wyatt
Empirical Research	MorningStar	Wedbush Morgan Securities
Enskilda Securities	Motil Oswal Securities	Weeden & Company
Evaluation Associates	MSCI Barra	West LB
Exane	M&T Securities	WH Mell & Associates
FactSet Research Systems	Murphy & Durieu	William Blair & Company
Fidelity Capital Markets	National Bank Financial	Wilshire
FBR Capital Markets & Co.	Natixis Bleichroeder Inc.	Winchester Capital Partners, LLC
First Miami Securities	Ned Davis Research Group	Ziegler Capital Markets Group
Fortis Securities	Needham & Company

How the Fund Is Managed

Organization and History. The Fund, a series of Oppenheimer Multi-State Municipal Trust (the “Trust), is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a single-series Massachusetts business trust in 1989. In 1993 it was reorganized to be a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund was added as a separate series of that Trust in 1994. Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

■ Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

     Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■ Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

     The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■ Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” of the Fund under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, and a Governance Committee. Each committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

     During the Fund’s fiscal year ended July 31, 2009, the Audit Committee held ___ meetings, the Regulatory & Oversight Committee held ___ meetings and the Governance Committee held ___ meetings.

     The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

     The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

     The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

     The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund’s shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members, including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer Pennsylvania Municipal Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

     The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer AMT-Free New York Municipals	Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Fund	Oppenheimer Select Value Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Value Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2050 Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest for Value Funds	Rochester Portfolio Series

     In addition to being a Board Member of each of the Board I Funds, Messrs. Downes, and Wruble are directors or trustees of ten other portfolios in the Oppenheimer Funds complex.

     Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

     Messrs. Cottier, Camarella, DeMitry, Loughran, Willis, Stein, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted, and Zack and Mss. Bloomberg, Bullington, Ives and Ruffle who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of _________, 2009, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members), owns securities of either the Manager or Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2005, Age: 66

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007 ); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes, Trustee since 2007 Age: 6 9

Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2005 Age: 6 8

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Phillip A. Griffiths, Trustee since 1999 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	None
Mary F. Miller, Trustee since 2004 Age: 6 6

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2002 Age: 57

Managing Director of Public Capital Advisors, LLC (privately held financial adviser) (since January 2006). Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman's Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006-2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

		None*	None*
Joseph M. Wikler, Trustee since 2005 Age: 6 8

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001).Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2005 Age: 61

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

*Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
		As of December 31, 2008
Russell S. Reynolds, Jr., Trustee since 1989 Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.	$0	Over $100,000

Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee since 2001 and President and Principal Executive Officer since 2001 Age: 60

Chairman, and Director of the Manager since June 2001; Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and, Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 3, 2003); Chairman of the Investment Companys Institute’s Board of Governors (since October 2007).. Oversees 98 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

     The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, Camarella, DeMitry, Stein, Edwards and Zack and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey, and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Daniel G. Loughran, Vice President since 2005 and Portfolio Manager since 2003 Age: 45

Senior Vice President of the Manager since April 2001; Vice President of the Rochester division of the Manager since January 1996. Vice President of the Fund since 2005 Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Scott Cottier, Vice President since 2005 and Portfolio Manager since 2003 Age: 37

Vice President of the Manager since 2002; Vice President of the Fund since October 2005; Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager and trader for the Fund and other Oppenheimer Funds. An officer of 18 portfolios in the OppenheimerFunds complex.

Michael L. Camarella Portfolio Manager since 2008 Age: 33

Assistant Vice President of the Manager since July 2009; Portfolio Manager of the Fund since January 2008. He was a research analyst of the Manager from February 2006 to April 2008 and a credit analyst of the Manager from June 2003 to January 2006. An associate portfolio manager, an officer and a trader of other portfolios in the OppenheimerFunds complex.

Mark R. DeMitry Portfolio Manager since 2006 Age: 33

Associate Portfolio Manager of those Funds since September 2006; trader for the Fund and other Oppenheimer funds; research analyst of the Manager (June 2003-September 2006); credit analyst of the Manager (July 2001-May 2003). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Troy Willis, Vice President since 2005 and Portfolio Manager since 2005 Age: 33

Assistant Vice President of the Manager since July 2005; Associate Portfolio Manager of the Manager since 2003; A corporate attorney for Southern Resource Group (1999-2003). A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Richard Stein Vice President since 2007 Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997) ; Headed Rochester’s Credit Analysis team (since 1993).
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 59

Senior Vice President and Chief Compliance Manager of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (s ince March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 4 9

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000- June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2004 Age: 39

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007). Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 93 101 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 32

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004. An officer of 981 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 61

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008). An officer of 98 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 41

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 98 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age: 41

Vice President (since February 2007) and Associate Counsel (since May 2009); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 98 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age: 44

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 98 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age: 32

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 98 portfolios in the OppenheimerFunds complex.

      ■     Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ and Mr. Reynolds’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended July 31, 2009. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended July 31, 2009			Year ended December 31, 2008
Brian F. Wruble (3) Chairman of the Board	$(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman And Regulatory & Oversight Committee Member	$	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$(13)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$(xx)	N/A	N/A$	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$(xx)	N/A	N/A	$181,533
Kenneth A. Randall(xx) Audit Committee Member and Governance Committee Member	$	N/A	$77,288	$168,000
Mary Ann Tynan(xx) Regulatory & Oversight Committee Member and Governance Committee Member	$	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$(xx)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$(xx)	N/A	N/A	$168,000
1.	“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds is being frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.

4.	Includes $_____ deferred by Mr. Wruble under the “Compensation Deferral Plan.”

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I Funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $57,619 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $_____ paid to Mr. Wruble for serving as director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $________ paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.	Includes $_________ deferred by Mr. Griffiths under the Compensation Deferral Plan.

12.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

13.	Includes $________deferred by Ms. Miller under the Compensation Deferral Plan.

14.	Includes $____ deferred by Mr. Motley under the Compensation Deferral Plan.

15.	Includes $_____ deferred by Mr. Wikler under the Compensation Deferral Plan.

16.	Includes $___________ deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

■Major Shareholders. As of October 31, 2009, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#XXX, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned _______ Class B shares (_____% of the Class B shares then outstanding) for the benefit of its customers.

CITIGROUP Global Mkts Inc. ATTN Cindy Tempesta 7th Fl 333 West 34th Street, New York NY 1000-2483, which owned _________ Class B shares (______% of the Class B shares then outstanding) for the benefit of its customers.

MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#XXX, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned _______ Class C shares (______% of the Class C shares then outstanding) for the benefit of its customers.

CITIGROUP Global Mkts Inc. ATTN Cindy Tempesta 7th Fl 333 West 34th Street, New York NY 1000-2483, which owned __________ Class C shares (____% of the Class C shares then outstanding) for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

■     The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund’s operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

Fiscal Year Ended 7/31	Management Fees paid to OppenheimerFunds, Inc.
2007	$5,624,125
2008	$5,949,796
2009	$

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund’s right to use the name “Oppenheimer” as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor – including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund's investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.

     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund's Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund's Board and the individual Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

    Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Loughran, Cottier, Willis, DeMitry, Franz and Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of July 31, 2009. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]

Daniel G. Loughran
Scott S. Cottier
Troy E. Willis
Marcus V. Franz
Mark R. DeMitry
Michael L. Camarella

1. In millions.

2. Does not include personal accounts of portfolio managers and their families, are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2009, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is Lipper – Pennsylvania Municipal Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

■     Ownership of Fund Shares. As of July 31, 2009, the Portfolio Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including, “affiliated” brokers as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge; if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures and rules described below. The Manager’s portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager’s executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

     Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund’s respective net asset sizes and other factors, including the fund’s cash flow requirements, investment policies and guidelines and capacity.

     Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

     However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of the Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii), the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consderation and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representaion that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended July 31, 2007, 2008 and 2009, the Fund executed no transactions and paid no commissions to firms that provide research services.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund’s three most recent fiscal years are shown in the tables below:

Fiscal Year Ended 7/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$5,537,757	$917,406	$238,954	$716,025	$925,902
2008	$2,969,743	$474,840	$209,749	$321,127	$505,763
2009	$	$	$	$	$

1.     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2.     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Fiscal Year Ended 7/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$4,098	$273,902	$59,298
2008	$23,986	$278,304	$75,603
2009	$	$	$

     Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

     Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares. The Fund makes these payments quarterly, based on an annual rate not to exceed 0.15% of the average annual net assets of Class A shares of the Fund.

The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients periodically at an annual rate currently not to exceed 0.15% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

For the fiscal year ended July 31, 2009 payments under the Class A plan totaled $________ of which $_____ was retained by the Distributor and included $_______ paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service plan fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

     The asset-based sales charge and service fees increase Class B and Class C expenses by 0.90% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B and Class C shares,

•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund’s shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor’s books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund’s Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Distribution and Service Fees Paid to the Distributor in the Fiscal Year Ended 7/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$	$[1]	$	%
Class C Plan	$	$[2]	$	%
1.	Includes $ paid to an affiliate of the Distributor’s parent company.

2.	Includes $ paid to an affiliate of the Distributor’s parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see “About Your Account” in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund’s distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund’s assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as “revenue sharing” payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary’s networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets,” bank or trust company products or insurance companies’ variable annuity or variable life insurance products; and

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

     For the year ended December 31, 2008, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Lincoln Benefit National Life
Advantage Capital Corporation	Lincoln Financial Advisors Corporation
Aegon USA	Lincoln Investment Planning, Inc.
Aetna Life Insurance & Annuity Company	Linsco Private Ledger Financial
AG Edwards & Sons, Inc.	Massachusetts Mutual Life Insurance Company
AIG Financial Advisors	Merrill Lynch Pierce Fenner & Smith Incorporated
AIG Life Variable Annuity Company	Merrill Lynch Insurance Group
Allianz Life Insurance Company	MetLife Investors Insurance Company
Allmerica Financial Life Insurance & Annuity Company	MetLife Investors Insurance Company - Security First
Allstate Life Insurance Company	MetLife Securities, Inc.
American General Annuity Insurance Company	Minnesota Life Insurance Company
American Enterprise Life Insurance Company	MML Investor Services, Inc.
American Portfolios Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Ameriprise Financial Services, Inc.	Multi-Financial Securities Corporation
Annuity Investors Life Insurance Company	Mutual Service Corporation
Associated Securities Corporation	NFP Securities, Inc.
AXA Advisors LLC	NRP Financial, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc of America Investment Services	National Planning Holdings, Inc.
CCO Investment Services Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Investment Services, Inc.
Charles Schwab & Company, Inc.	New England Securities, Inc.
Chase Investment Services Corporation	New York Life Insurance & Annuity Company
Citigroup Global Markets Inc.	Oppenheimer & Company, Inc.
CitiStreet Advisors LLC	PFS Investments, Inc.
Citizen's Bank of Rhode Island	Park Avenue Securities LLC
Columbus Life Insurance Company	Pershing LLC
Commonwealth Financial Network	Phoenix Life Insurance Company
Compass Group Investment Advisors	Plan Member Securities
CUNA Brokerage Services, Inc.	Prime Capital Services, Inc.
CUNA Mutual Insurance Society	Primevest Financial Services, Inc.
CUSO Financial Services, LLP	Protective Life Insurance Company
E*TRADE Clearing LLC	Prudential Investment Management Services LLC
Edward D. Jones & Company	Raymond James & Associates, Inc.
Essex National Securities, Inc.	Raymond James Financial Services, Inc.
Federal Kemper Life Assurance Company	RBC Dain Rauscher Inc.
Financial Network	Riversource Life Insurance Company
Financial Services Corporation	Royal Alliance Associates, Inc.
GE Financial Assurance	Securities America, Inc.
GE Life & Annuity Company	Security Benefit Life Insurance Company
Genworth Financial, Inc.	Signator Investments, Inc.
GlenBrook Life and Annuity Company	SII Investments, Inc.
Great West Life Insurance Company	Sorrento Pacific Financial LLC
GWFS Equities, Inc.	State Farm VP Management Corporation
Hartford Life Insurance Company	Sun Life Annuity Company Ltd.
HD Vest Investment Services, Inc.	Sun Life Assurance Company of Canada
Hewitt Associates LLC	Sun Life Insurance & Annuity Company of New York
HSBC Securities USA, Inc.	Sun Life Insurance Company
IFMG Securities, Inc.	Sun Trust Securities, Inc.
ING Financial Advisers LLC	Thrivent Financial Services, Inc.
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America	Uvest
Jefferson Pilot Life Insurance Company	Valic
Jefferson Pilot Securities Corporation	Wachovia Securities, Inc.
John Hancock Life Insurance Company	Walnut Street Securities, Inc.
JP Morgan Securities, Inc.	Waterstone Financial Group
Kemper Investors Life Insurance Company	Wells Fargo Investments
Legend Equities Company	Wescom Financial Services

     For the year ended December 31, 2008, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Lincoln National Life Insurance Company
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
ACS HR Solutions	Marshall & Ilsley Trust Company, Inc.
ADP	Massachusetts Mutual Life Insurance Company
Administrative Management Group	Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company	Mercer HR Services
Alliance Benefit Group	Merrill Lynch Pierce Fenner & Smith Incorporated
American Diversified Distributors	Mesirow Financial, Inc.
American Funds	MetLife Securities, Inc.
American Stock & Transfer	MFS Investment Management
American United Life Insurance Company	Mid Atlantic Capital Company
Ameriprise Financial Services, Inc.	Milliman USA
Ameritrade, Inc.	Morgan Keegan & Company, Inc.
Ascensus	Morgan Stanley & Company, Inc.
AXA Equitable Life Insurance Company	Mutual of Omaha Life Insurance Company
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Plans Administration	National City Bank
Benetech, Inc.	National Deferred Company
Boston Financial Data Services	National Financial
Ceridian	National Planning Corporation
Charles Schwab & Company, Inc.	Nationwide Life Insurance Company
Citigroup Global Markets Inc	Newport Retirement Services, Inc.
CitiStreet	Northwest Plan Services, Inc.
City National Investments	NY Life Benefits
Clark Consulting	Oppenheimer & Co, Inc.
Columbia Management	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Company	PFPC
Daily Access. Com, Inc.	Plan Administrators, Inc.
Davenport & Company, LLC	Plan Member Securities
David Lerner Associates, Inc.	Primevest Financial Services, Inc.
Digital Retirement Solutions, Inc.	Princeton Retirement Services
Diversified Investment Advisors Inc.	Principal Life Insurance Company
DR, Inc.	Prudential Investment Management Services LLC
Dyatech, LLC	PSMI Group, Inc.
E*TRADE Clearing LLC	Quads Trust Company
Edward D. Jones & Company	Raymond James & Associates, Inc.
ERISA Administrative Services, Inc.	Reliance Trust Company
ExpertPlan.com	Reliastar Life Insurance Company
FASCore, LLC	Robert W. Baird & Company
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Company	SII Investments, Inc.
First Trust – Datalynx	Southwest Securities, Inc.
First Trust Corporation	Standard Insurance Company
Geller Group	Stanley, Hunt, Dupree & Rhine
Great West Life Insurance Company	Stanton Group, Inc.
H&R Block Financial Advisors, Inc.	Sterne Agee & Leach, Inc.
Hartford Life Insurance Company	Stifel Nicolaus & Company, Inc.
HD Vest Investment Services	Sun Trust Securities, Inc.
Hewitt Associates LLC	Symetra Financial Corporation
HSBC Brokerage USA, Inc.	T. Rowe Price
ICMA - RC Services	The 401k Company
Independent Plan Coordinators	The Retirement Plan Company, LLC
Ingham Group	Transamerica Retirement Services
Interactive Retirement Systems	TruSource Union Bank of CA
Intuition	UBS Financial Services, Inc.
Invesmart	Unified Fund Services
Invest Financial Corporation	Union Bank
Janney Montgomery Scott, Inc.	US Clearing Company
JJB Hillard W. L. Lyons, Inc.	USAA Investment Management Company
John Hancock Life Insurance Company	USI Consulting Group
JP Morgan Securities, Inc.	Valic Retirement Services
July Business Services	Vanguard Group
Kaufman & Goble	Wachovia Securities, Inc.
Legend Equities Company	Wedbush Morgan Securities
Lehman Brothers, Inc.	Wells Fargo Investments
Liberty Funds Distributor, Inc.	Wilmington Trust
Lincoln Investment Planning, Inc.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “standardized yield,” “tax-equivalent yield,” “dividend yield” (or “distribution yield”), “average annual total return,” “cumulative total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund’s illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	A decline in the Fund’s net asset value can increase the Fund’s yield;

•	The Fund’s performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor’s shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     ■ Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

☐ Standardized Yield. The “standardized yield” (sometimes referred to just as “yield”) is shown for a class of shares for a stated thirty day period. It is not based on actual distributions paid by the Fund to shareholders in the thirty day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments for that period. It may therefore differ from the “dividend yield” for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [ (	a - b	+ 1)[6] - 1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the thirty (30) day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund’s classes of shares will differ for any 30-day period.

Dividend (or Distribution) Yield. The Fund may quote a “dividend yield” (or “distribution yield”) for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (on payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

☐ Tax-Equivalent Yield. The “tax-equivalent yield” of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund’s tax-equivalent yield. It adjusts the Fund’s standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund’s current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund’s current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund’s Yields for the 30-Day Periods Ended 7/31/09
Class of Shares	Standardized Yield		Dividend Yield		Tax-Equivalent Yield (37.0 0% Combined Federal/Pennsylvania Tax Bracket)
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	%	%	%	%	%	%
Class B	%	N/A	%	N/A	%	N/A
Class C	%	N/A	%	N/A	%	N/A

■ Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (“P” in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

☐ Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

ERV 1/n	- 1= Average Annual Total Return
P

☐

Average Annual Total Return (After Taxes on Distributions). The “average annual total return (after taxes on distributions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVD” in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD1/n	- 1= Average Annual Total Return (After Taxes on Distributions)
P

☐

Average Annual Total Return (After Taxes on Distributions and Redemptions).The “average annual total return (after taxes on distributions and redemptions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVDR” in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR1/n	- 1= Average Annual Total Return (After Taxes on Distributions and Redemption)
P

☐ Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

☐ Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund’s Total Returns for the Periods Ended 7/31/09
Class of Shares	Cumulative Total Returns (10 years)		Average Annual Total Returns
			1-Year		5-Years		10-Years
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	%	%	%	%	%	%	%	%
Class B	%	%	%	%	%	%	%	%
Class C	%	%	%	%	%	%	%	%

Average Annual Total Returns for Class A Shares (After Taxes) For the Periods Ended 7/31/08
	1-Year	5-Year	10 Years
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Redemption of Fund Shares	%	%	%

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     ☐ Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. (“Lipper”). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■

Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among the municipal single state long category.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     ☐ Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions, and

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the “NYSE”). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

■	The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series:
Oppenheimer AMT-Free New York Municipals	Active Allocation Fund
Oppenheimer Balanced Fund	Equity Investor Fund
Oppenheimer Baring SMA International Fund	Conservative Investor Fund
Oppenheimer Core Bond Fund	Moderate Investor Fund
Oppenheimer California Municipal Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Developing Markets Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Discovery Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Real Estate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Diversified Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer U.S. Government Trust
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Value Fund
Limited-Term New York Municipal Fund
Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.
Centennial Government Trust
Centennial Money Market Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the “Letter period”), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If the total eligible purchases made during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investor’s account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled “How to Exchange Shares”), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

■      Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of classes of shares.

■      Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual “Minimum Balance Fee” is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink “Sign Up for Electronic Document Delivery” under the heading “I Want To,” or call 1.888.470.0862 for instructions.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     ■     Securities Valuation. The Fund’s Board of Trustees has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

     In the case of municipal securities, the Manager uses pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the “Bank”) for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund’s custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund’s drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund’s bank; and

(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

■     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this SAI.

■     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.
The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

■      How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, The Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

When Class B or Class C shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

■     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

■     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

       Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

    The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock securities) and certain other income including net income derived from an interest in a qualified publicly-traded partnerships.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains net income realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet these requirements. To meet these requirements in certain circumstances the Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund’s distributions will be treated as dividends to the extent paid from the Fund’s earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as “exempt-interest dividends” in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund’s taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among the shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund’s income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of “tax preference” that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. “Private activity bonds” are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt–interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a “substantial user” or “related person” under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Interest Dividends. A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder’s gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2) income from securities loans;

(3) income or gains from options or futures;

(4) any net short-term capital gain; and

(5) any market discount accrual on tax-exempt bonds.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a portion of ordinary income dividends constituting “qualified dividend income,” when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates. However, to the extent the Fund’s distributions are derived from income on debt securities, they will not be qualified dividend income. Consequently, the Fund’s ordinary income dividends generally will not be eligible for taxation at the reduced rate.

     State Tax Treatment. To the extent that distributions paid by the Fund are derived from interest on Pennsylvania municipal securities, qualifying obligations of the U.S. government and certain qualifying obligations of governments of U.S. territories, agencies and instrumentalities, those distributions will also be exempt from Pennsylvania personal income tax, and in the case of residents of Philadelphia, exempt from the investment income tax of the School District of Philadelphia. Distributions from the Fund attributable to income from sources other than those will generally be subject to Pennsylvania personal income tax.

Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and properly designated as a capital gain dividend in reports sent to shareholders in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

If the Fund elects to retain its net capital gain, the Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid. In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder’s tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder’s shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the IRS.

     Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares (including tax basis arising from reinvestment of dividends). All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

     Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year, with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed Certificate of Foreign Status.

If the foreign person fails to provide a certification of his or her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including “exempt-interest dividends”), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that Fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. __________ serves as the independent registered public accounting firm for the Fund. __________ audits the Fund’s financial statements and performs other related audit and tax services. _________ also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by __________ to the Fund must be pre-approved by the Audit Committee.

APPENDIX A

MUNICIPAL BOND RATINGS

A bond rating performs the isolated function of credit risk evaluation. A bond rating does not constitute a recommendation to invest in a bond and does not take into consideration the risk preference of the investor. While many factors go into the investment decision making process, the bond rating is often the single most important factor affecting the interest cost on bonds.

There are three major nationally-recognized rating agencies for municipal bonds: Standard & Poor's Ratings Services (“S&P”), Moody's Investors Service, Inc. (“Moody's”) and Fitch Ratings (“Fitch”). Of the three rating agencies, S&P and Moody's rate over 80% of all municipal and corporate bonds. Below are summaries of the rating definitions used by S&P, Moody’s and Fitch for municipal securities.

In assigning a rating for general obligation bonds, the rating agencies generally assess, among other things, the following factors: economy, debt structure, financial c ondition, demographic factors, and management practices of the governing body and administration. The above criteria are also used to analyze revenue bonds and lease obligations although additional credit criteria is considered (e.g., users and user charges for utilities) and the covenants and protections offered by the bond documents are highly important. Rating agencies use mathematical ratios to compare an issuer to others; however, a rating is not a scientific evaluation and subjective evaluation appears to also play a role in the final rating assigned.

Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Municipal Long-Term Rating Definitions

Standard & Poor's

Standard & Poor’s may modify ratings from “AA” to “CCC” by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ are currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ are in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa through Caa.

•	The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category;

•	the modifier 2 indicates a mid- range ranking; and

•	the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Fitch

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Municipal short-Term Obligation Ratings

Standard & Poor’s

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than one year, including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s

Moody’s uses three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

Variable Rate Demand Obligations (VRDOs). In the case of VRDOs, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. If either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Fitch

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

Appendix B

Special Considerations Relating to Municipal Obligations in Pennsylvania and U.S. Territories, Commonwealths and Possessions.

Because the Fund invests in securities issued by Pennsylvania or entities within Pennsylvania, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund’s investment in Pennsylvania municipal securities.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer’s legal counsel when the security is issued) from federal income tax and the Fund’s state personal income tax. Therefore, the Fund’s investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

A discussion of the special considerations relating to the Fund’s investments in municipal securities issued by Pennsylvania, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands.

Pennsylvania

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the “Commonwealth”) and various local agencies available as of the date of this SAI. While neither the Manager nor the Fund has independently verified this information, neither has reason to believe that such information is not correct in all material respects. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth’s economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania’s agricultural industries also are an important component of the Commonwealth’s economic structure, accounting for more than $5.2 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2006, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Agriculture exports have grown by more than 5.3% since 2003.

In 2007, the population of Pennsylvania was 12.4 million. The Commonwealth is highly urbanized, with 79% of the 2007 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth’s largest metropolitan areas, together contain almost 44% of the Commonwealth’s total population. Pennsylvania’s workforce is estimated at 5.8 million people.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “MSA”). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the “BSRF”) is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. At the end of the Fiscal Year 2007, $176.9 million was transferred to the BSRF, which represented the required statutory transfer of 25% of the $707.8 million unappropriated surplus balance. At present, the Commonwealth maintains a balance of approximately $736.8 million in the BSRF. The Commonwealth currently anticipates an additional statutorily-required deposit of at least $133 million following the end of the Fiscal Year 2008. Additionally, the Commonwealth maintains balances in various funds and accounts, including the BSRF, totaling approximately 6.8% of the Commonwealth’s annual operating costs.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constitute approximately 97% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax ($10.232 billion, 37.5% of Fiscal Year 2007 revenues), the sales tax ($8.591 billion, 31.3% of Fiscal Year 2007 revenues), the corporate net income tax ($2.493 billion, 9.1% of Fiscal Year 2007 revenues) and the utility gross receipts tax ($1.293 billion, 9.7% of Fiscal Year 2007 revenues).

The Commonwealth’s personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with Fiscal Year 1999, 0.18% of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

Other taxes, including the capital stock and franchise taxes ($999.9 million, 3.6% of Fiscal Year 2007 revenues), the cigarette tax ($778.6 million, 2.8% of Fiscal Year 2007 revenues) and inheritance and estate taxes ($756.6 million, 2.8% of Fiscal Year 2007 revenues), also contribute significant revenues to the Commonwealth’s budget.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. For Fiscal Year 2007, the liquid fuels tax accounted for $589.2 million (25.7%), and the oil company franchise tax accounted for $462.8 million (20.2%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the General Fund for Fiscal Year 2007 totaled $119.6 million representing 0.4% of Commonwealth revenues to the General Fund. A general increase in various General Fund fees was enacted in December 2003 and effective as of January 2004. Revenues from motor vehicle licenses and fees in Fiscal Year 2004 were $870.0 million, representing 38.0% of total Fiscal Year 2007 Motor License Fund revenues.

Federal Revenues. Receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the Federal government during Fiscal Year 2007 totaled $17.5 billion, while such Federal receipts are expected to total $18.1 billion in Fiscal Year 2008 and $18.0 billion in Fiscal Year 2009. Approximately $11.8 billion, or 67.7% of total Federal revenue to the Commonwealth for Fiscal Year 2007, was attributable to public health and welfare programs. In Fiscal Year 2008, $12.3 billion, or 67.6% of Federal revenues, will be attributable to these types of programs.

Expenditures

Education. In Fiscal Year 2007, expenditures from Commonwealth revenues for education purposes were over $10.9 billion. The enacted budget for Fiscal Year 2008 included over $11.5 billion in education funding, an increase of 5.5% over Fiscal Year 2007. The proposed budget for Fiscal Year 2009 includes over $12 million in education funding.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $23.9 billion in Fiscal Year 2007 and were projected to be $24.9 billion for Fiscal Year 2008. For Fiscal Year 2009, $25.4 billion is proposed for these purposes. Of the Fiscal Year 2008 expenditures, $10.0 billion will be funded from the General Fund, while $10.6 billion is estimated to be provided for Fiscal Year 2009. Federal funds are expected to decrease by $83.3 million, and augmentations are expected to decrease by $204.9 million for Fiscal Year 2009. The Fiscal Year 2009 budget includes $414.4 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs amounted to $5.86 billion in Fiscal Year 2007, while $5.92 billion was budgeted from the General Fund for Fiscal Year 2008 and $6.43 billion is proposed to be budgeted for Fiscal Year 2009. The Fiscal Year 2008 budget anticipates the use of $88.7 million in additional intergovernmental transfer funds to offset General Fund requirements. A nursing home assessment fee provided a General Fund offset of $145 million in Fiscal Year 2007, was expected to provide a $188.6 million offset in Fiscal Year 2008 and is projected to provide an offset of $189.9 million in Fiscal Year 2009. In addition, a managed care organization assessment provided a General Fund offset of $197.3 million in Fiscal Year 2007, was expected to provide a $198.9 million offset in Fiscal Year 2008 and is projected to provide a $215.3 million offset in Fiscal Year 2009.

Expenditures for medical assistance increased during the period from Fiscal Years 1997 through 2007 by an average annual rate of 12.6%. Expenditures from Commonwealth funds were projected to be $5.35 billion in Fiscal Year 2008 and are projected to be $5.83 billion in Fiscal Year 2009, an increase of 9.1% over the previous fiscal year. Income maintenance cash assistance payments to families in transition to independence are estimated to be $1.054 billion for Fiscal Year 2008, of which $474.5 million is from the General Fund. The proposed budget for Fiscal Year 2009 includes a total of $1.063 billion, with $488.3 million provided from the General Fund.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the new Public Transportation Trust Fund provide the remainder of funding for transportation programs.
Act 44 of 2007 (“Act 44”), signed into law on July 18, 2007, provided the largest single-year increase in Commonwealth funding for transportation. Through a “public-public” partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission, the Commonwealth will invest nearly $1 billion annually in transportation infrastructure. Act 44 provides an average of $950 million in new funding per year for highways, bridges and transit over the next ten years. In Fiscal Year 2008, $750 million in additional funding will be invested in the Commonwealth’s transportation system with $450 million going to highway and bridge projects and $300 million to mass transit projects. In Fiscal Year 2009, this increases to $850 million, with $500 million going to highway and bridge projects and $350 million to mass transit programs. By Fiscal Year 2010, $900 million will be invested annually with $500 million for highway and bridge projects and $400 million for mass transit. After Fiscal Year 2010, investments would rise 2.5% annually. The debt will be repaid over time with revenue from a 25% toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80.

The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue going into a new Public Transportation Trust Fund (the “PTTF”). The PTTF, established by Act 44, was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems. The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and lease payments from the Pennsylvania Turnpike Commission relating to the proposed lease of Interstate 80. The Fiscal Year 2009 budget proposes $1.22 billion in funding for public transit through the PTTF. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. Dedicated revenues streams to the PTTF and revenues generated through Act 44 are estimated to generate an increase of $300 million annually for local mass transit systems. For Fiscal Year 2007, Commonwealth funding available for mass transit was $635.67 million. The revised funding mechanisms have increased mass transit funding to $1.033 billion in Fiscal Year 2008 and the proposed Fiscal Year 2009 budget includes $1.099 billion.

Total funding for the Commonwealth’s highway and bridge program for Fiscal Year 2007 was $2.179 billion. This level increased to $2.345 billion in Fiscal Year 2008 and is proposed to rise to $2.413 billion in Fiscal Year 2009. Highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $333.9 million in Fiscal Year 2007. A total of $366.3 million is available for Fiscal Year 2008, and $367 million is available for Fiscal Year 2009.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2007, $8.3 million was expended from the aviation restricted account for such purposes. A total of $9.3 million is budgeted for Fiscal Year 2008 and $9.0 million is proposed for Fiscal Year 2009.

Financial Performance

Recent Developments. On February 5, 2008, the Governor submitted to the General Assembly his proposed Fiscal Year 2009 budget. The Commonwealth’s Comprehensive Annual Financial Report (the “CAFR”) for the fiscal year ended June 30, 2007 was issued on December 20, 2007. The CAFR, beginning with the one issued for the fiscal year ended June 30, 2002, incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year and subsequent fiscal years to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. Also beginning with the fiscal year ended June 30, 2002, the CAFR provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government’s financial condition and activities.

Despite an economic slowdown that is currently evolving in the national economy, the Commonwealth’s revenue receipts continue to exceed earlier estimates for Fiscal Year 2008. General Fund revenue estimates incorporated in the enacted budget for Fiscal Year 2008 included a projected growth in receipts of 1.13%, while actual receipts through April 2008 have grown by 3.22% on a year-over-year basis. In February 2008, the Governor’s proposed budget for Fiscal Year 2009 included a revision to the Fiscal Year 2008 revenue estimate for General Fund revenues to reflect expectations that revenues may exceed the original estimate by approximately $427.5 million. Actual revenues through April 2008 are $436.6 million or 1.9% above the estimate enacted in July 2008, as part of the Fiscal Year 2008 budget. Based on projections of revenues, as incorporated in the Governor’s proposed Fiscal Year 2009 budget released in February, the General Fund is currently projected to have a preliminary ending balance of nearly $533.3 million.

Fiscal Year 2008 Budget. The adopted Fiscal Year 2008 budget provides appropriations totaling $27.2 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27.12 billion. The $77.6 million difference between estimated revenues and budgeted appropriations is expected to be funded by a draw down of the $530.9 million beginning balance. The year ending unappropriated balance is currently estimated to be $400 million for Fiscal Year 2008.

The Fiscal Year 2008 revenue estimate for the Commonwealth is based upon an economic forecast of 2.4% growth in GDP from the start of the third quarter of 2007 to the end of the second quarter of 2008. Trends in the Commonwealth’s economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $435 million (1.2%) prior to reserves for refunds. The below average growth that is projected for Fiscal Year 2008 tax revenue is attributable to several legislative changes affecting certain tax receipts. The continued phase-out of the capital stock and franchise tax led to a reduction in Fiscal Year 2008 projected receipts by approximately $241 million. Further, Act 44 dedicates 4.4% of all sales and use tax receipts and transfers these funds to the PTTF, which is estimated to total approximately $321 million in sales tax receipts. Finally, the enacted budget for Fiscal Year 2008 provided miscellaneous tax reductions totaling $63 million. Fiscal Year 2008 Commonwealth revenues from the personal income tax are forecasted to increase by 4.8%, while receipts from the sales and use tax and the corporate net income tax are estimated to decrease by 0.7% and 0.6%, respectively. Projected decreases in these two taxes are the result of the aforementioned legislative changes recently enacted.

A major component of the Fiscal Year 2008 budget is the “Prescription for Pennsylvania” initiative, which implements a plan designed to increase access to affordable health care coverage for all Pennsylvanians, improve the quality of care delivered throughout the Commonwealth and help bring health care costs under control for employers and employees. The enacted budget includes $17.5 million in funding to implement several components of the Prescription for Pennsylvania, including plans to eliminate hospital-acquired infections, efforts to address chronic conditions and an initiative to address childhood obesity. The enacted budget also includes $99 million in state funds and $212.5 million in Federal funds for an expansion of the “Cover All Kids” program, which is intended to gradually expand available health insurance to all Pennsylvania children not currently covered by insurance. The Commonwealth’s prescription drug coverage program continues to expand coverage with the estimated addition of 32,000 seniors during Fiscal Year 2008, bringing the total to more than 357,000 enrollees by June 2008. Finally, the Governor and the General Assembly continue to negotiate additional programs proposed as part of the Prescription for Pennsylvania during the current legislative session, including the Cover All Pennsylvanians program, which would offer affordable basic health insurance to small businesses and uninsured individuals.

A new Energy Independence Initiative was proposed that would provide $850 million in additional investment in new, clean and alternative energy projects. The Energy Independence Fund would support early stage financing and project financing, along with new incentives for energy conservation and solar energy. A new Systems Benefit Charge of 1/20th cent per kilowatt-hour of electricity consumption would be imposed to support the Energy Independence Fund. Through this charge, approximately $75 million would be generated annually, which would support the issuance of $850 million of debt to be issued by the Pennsylvania Energy Development Authority.

Fiscal Year 2009 Proposed Budget. A proposed Fiscal Year 2009 budget was submitted on February 5, 2008. The proposed budget recommends appropriations totaling $28.34 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27.94 billion. The $397.2 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $400.0 million beginning balance. The Fiscal Year 2009 proposed budget represents a 4.2% ($1.14 billion) increase over the Fiscal Year 2008 budget. More than 40% of the year-over-year increase in appropriations ($476 million) would be dedicated to increased education funding. The proposed budget reduces spending by 2.1% in all areas other than education, welfare, corrections and probation and parole.

The proposed Fiscal Year 2009 budget includes the beginning of property tax cuts for all Pennsylvania homeowners, which are funded from the proceeds of expanded gaming in the Commonwealth. A total of $850 million in local property and wage tax relief will be distributed in Fiscal Year 2009. The proposed budget also includes a state level economic stimulus package, the Protecting Our Progress proposal, which would provide $260 million in general obligation bond proceeds for the “Rebuilding Pennsylvania Infrastructure” program, and the reintroduction of a previously proposed Energy Independence Initiative (See “Fiscal Year 2008 Budget” above) and the Jonas Salk Legacy Fund, which would provide $500 million from a partial securitization of the Commonwealth’s MSA revenues for capital investment in health research facilities.

A 5% increase in PreK-12 education funding is included in the proposed Fiscal Year 2009 budget, and the Basic Education appropriation is recommended to increase 6% over prior year levels, while funding for Special Education programs is recommended to receive a 3% increase. The proposed budget also includes the Cover All Pennsylvanians program which would provide $479.5 million in state and other funds to provide affordable healthcare to 149,500 eligible uninsured adults. The proposed budget includes an 11% increase in state and Federal funds for the Cover All Kids program, which provides basic healthcare coverage for 185,750 children. An increase of 14% is proposed for services to the disabled, and an increase of 7% is proposed for child care services.

Motor License Fund—Fiscal Years 2006-08. Fiscal Year 2006 revenues for the Motor License Fund were $2.27 billion, an increase of 5.1% over actual Fiscal Year 2005 receipts. Liquid fuels tax receipts increased by 5.7% while license and fee revenues grew minimally (0.1%). Other revenue receipts, namely earnings on investments, increased by 34.9%. Appropriations and executive authorizations from Commonwealth funds for Fiscal Year 2006 totaled $2.34 million, an increase of 13%. The Motor License Fund ended the fiscal year with an unappropriated surplus of $283.7 million, a net increase of $71.3 million.

Fiscal Year 2007 revenues for the Motor License Fund were $2.29 billion, an increase of 1.1% over Fiscal Year 2007 receipts. Liquid fuels tax receipts increased by 2.4% while license and fee revenues declined slightly (0.9%). Other revenue receipts increased by 2.0%. The Fiscal Year 2007 Motor License Fund appropriations and executive authorizations totaled $2.57 billion, an increase of 9.6% from Fiscal Year 2006. The Motor License Fund ended the fiscal year with an unappropriated surplus of $96.6 million, a net decrease of 66%.

The enacted Fiscal Year 2008 budget for the Motor License Fund estimates revenues of $2.74 billion, or an increase of $449.1 million from prior year levels. This increase of 19.6% is attributable to statutory revisions enacted as part of the 2007 Transportation Act. The enacted Fiscal Year 2008 Motor License Fund budget appropriates and authorizes $2.8 billion, an increase of 9.2% over Fiscal Year 2007 expenditures. The enacted budget anticipates current and prior year lapses totaling $63 million to further support expenditures. As a result, the anticipated unappropriated year-end surplus is forecast to grow by $1 million to $97.6 million by June 30, 2008.

Through April 2008, Commonwealth revenues in the Motor License Fund are below estimate by 2.3% versus the certified revenue estimate for the same year-to-date period.

The proposed Fiscal Year 2009 budget for the Motor License Fund requests $2.89 billion of appropriations from the Motor License Fund’s revenues, which represents a 3% increase from prior year levels. The proposed budget includes $48.3 million in additional revenues to the Motor License Fund, as an additional $50 million is budgeted for payments from the Pennsylvania Turnpike pursuant to Act 44. Total revenues of the Motor License Fund are estimated to be $2.81 billion in Fiscal Year 2009.

State Lottery Fund—Fiscal Years 2006-08. During Fiscal Year 2006, ticket sales less field prizes and commissions were $1.46 billion, a 20.4% increase in revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game. Expenditures totaled $1.44 billion and were 26.2% above Fiscal Year 2005 expenditures. The fiscal year-end unappropriated balance and reserve totaled $439.0 million, an increase of 15.2%.

Fiscal Year 2007 net revenues from lottery sources increased by 2.7%. Total net revenues received by the Lottery Fund during Fiscal Year 2007 were $1.5 billion, while total appropriations were $1.44 billion. Additionally, Fiscal Year 2007 expenditures included a transfer of approximately $248.8 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $476.5 million (including $100 million of reserves), an increase of 8.5%.

The enacted Fiscal Year 2008 budget anticipates a $30.2 million increase in revenues from lottery sources. Total funds available are estimated to be $2.05 billion during Fiscal Year 2008, an increase of 1.5%. Appropriations totaling $1.65 billion are budgeted, which represents an increase of $208.6 million or 14.5% over Fiscal Year 2007. Additionally, the enacted Fiscal Year 2008 budget includes a transfer of approximately $248.8 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The projected fiscal year-end balance and reserve is estimated to total $301.1 million, a decrease of 36.8%.

The proposed Fiscal Year 2009 budget anticipates a 3.2% decrease in revenues from lottery sources. Revenues of the State Lottery Fund are estimated to be $1.4 billion in Fiscal Year 2009, a decrease of $45.8 million from Fiscal Year 2008 estimates. Appropriations totaling $1.76 billion are recommended, which represents an increase of $108.6 million or 6.6% over Fiscal Year 2008. The proposed Fiscal Year 2009 budget includes a transfer of approximately $248.8 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The proposed fiscal year-end balance is projected to total $34.7 million, a decrease of 88.5%.

Trend projections for fiscal years beyond Fiscal Year 2009 show estimated program and administrative costs above estimated net revenues, as the forecasted rate of increase in program expenditures, namely the pharmaceutical assistance program, is expected to outpace revenues. The estimated expenditures in excess of estimated revenues will be funded from a further draw-down of available reserves and balances in the State Lottery Fund. Based upon current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to balance operations within a fiscal year.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $7.834 billion at June 30, 2007, a net increase of $1.087 billion from June 30, 2006. Over the 10-year period ended June 30, 2007, total net outstanding general obligation debt increased at an annual rate of 4.5%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 7.7%.

General obligation debt for non-highway purposes of $7.72 billion was outstanding on June 30, 2007. Outstanding debt for these purposes increased by a net $1.14 billion since June 30, 2006. For the period ended June 30, 2007, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 6.3% and 8.8%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $112.6 million on June 30, 2007, a decrease of $52.3 million from June 30, 2006. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2007, by 18.3% and 20.2%, respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year’s budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The proposed Fiscal Year 2009 budget does not anticipate issuing tax anticipation notes.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of December 31, 2007: Delaware River Joint Toll Bridge Commission ($459.7 million), Delaware River Port Authority ($1.19 billion), Pennsylvania Economic Development Financing Authority ($1.57 billion), Pennsylvania Energy Development Authority ($45.2 million), Pennsylvania Higher Education Assistance Agency ($11.15 billion), Pennsylvania Higher Educational Facilities Authority ($5.51 billion), Pennsylvania Industrial Development Authority ($404.5 million), Pennsylvania Infrastructure Investment Authority ($47.9 million), Pennsylvania Turnpike Commission ($3.19 billion), and the State Public School Building Authority ($1.79 billion).

The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on July 26, 2007.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

Pensions and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth’s retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan is 7.5% of compensation. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS’ contribution rate for most employees is 6.25%. Interest on each employee’s accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment.

Commonwealth contributions to SERS and PSERS were $206.0 million and $368.8 million, respectively, in Fiscal Year 2007. The Fiscal Year 2008 budget includes Commonwealth contributions for SERS and PSERS of $222.0 million and $451.2 million, respectively, a 7.75% and 23% increase, respectively, in the year-over-year contribution to each system. The proposed budget for Fiscal Year 2009 includes contributions of $230.5 million for SERS and $475.3 million for PSERS, a moderate 4% and 5% increase, respectively, in the year-over-year contribution to each system.

Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations and are included in the budget for Fiscal Year 2008. As of June 30, 2007, the market value of investment assets for PSERS was $67.52 billion. As of December 31, 2006, the market value of investment assets for SERS was $32.05 billion.

Litigation

The Commonwealth is a party to numerous pending or threatened lawsuits in which the Commonwealth has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2008 was $20 million.

Puerto Rico

A significant portion of the Fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy continues to track those of states on the U.S. mainland and as such has slowed. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The Commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but recently, several key economic indicators have begun to indicate a slowing of activity. The Planning Board recently lowered its real gross national product forecast to a decline of 1.4% in 2007 followed by a small improvement of 0.8% in 2008. It is possible this will be revised downward.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.6%, 11.7%, and 11.2% in 2005, 2006 and 2007, respectively. As of January 2008, unemployment was 10.9%. The largest employment sectors include government (29%), services (31%), trade (16%) and manufacturing (11%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotech and technology have proven to be growth areas for the Commonwealth.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shutdown, the Governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-$400 million for the General Fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and Governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

     The budgeted General Fund expenses for fiscal year 2008 were $9.227 billion. Preliminary actual expenditures during fiscal year 2008 were $9.057 billion. Preliminary General Fund revenues for fiscal year 2008 totaled $8.253 billion, which is $418 million less than the Department of the Treasury’s revised estimate for that period of $8.671 billion. This amount includes $4.359 billion in revenues from individual and corporate income taxes, $1.088 billion from non-resident withholding taxes, $864 million from excise taxes and $911 million of sales tax revenues. The foregoing difference between the preliminary General Fund revenues and preliminary actual expenses for fiscal year 2008 was covered by a recovery of approximately $287 million more in federal funds than had been budgeted, $150 million from the pending sale of certain government properties, cash flow savings resulting from restructuring of certain outstanding debt, and certain cash management procedures, which include delaying payments to certain vendors for a short period of time (carrying them over into the next fiscal year). The federal funds recovery represented reimbursement of amounts advanced by the Commonwealth’s Department of Education during fiscal years 2006 and 2007.

On July 20, 2008, the Governor signed into law the General Fund budget for fiscal year 2009 of $9.484 billion, or approximately $257 million more than budgeted expenditures for fiscal year 2009 of $9.227 billion. The increase in budgeted expenditures over fiscal year 2008 is mainly due to $105 million from University of Puerto Rico, judiciary and municipal increases based on the legislated formulas and salary increases mandated by law or collective bargaining agreements. An additional $41.2 million is budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 is $8.488 billion, an increase of $235 million, or 2.9%, from preliminary net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceed projected revenues of $8.488 by approximately $1 billion. The Commonwealth’s economic team is working to enforce spending control measures that have been established to attempt to minimize the budget risk. In connection with the budget approval and in order to cover the approximately $1 billion difference between approved expenditures and projected revenues, legislation was approved and signed by the Governor authorizing the Commonwealth (i) to sell and or transfer delinquent tax receivables up to $1 billion, and (ii) as an exception to the general prohibition against borrowings to balance the budget, to issue limited special obligations of the Commonwealth payable from and collateralized with tax receivables. There is no guaranty that the Commonwealth will be able to issue such limited special obligations in amounts sufficient to cover the expected revenue shortfall in a timely manner, and, if that is the case, other funding sources, such as possible support from Government Development Bank, will have to be secured.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of almost $10 billion that risks running out of money as early as 2014. The Commonwealth issued pension obligation bonds in early 2008, which will help but not solve the pension issues. The bonds are secured by future employer contributions.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions.

Indictment of Governor of Puerto Rico/Election of New Governor

     In March 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. In addition, on August 19, 2008, the Governor and other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the Governor’s campaign and after his election as Governor. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth. On November 4, 2008, Luis G. Fortuno, the current Resident Commissioner of the Commonwealth, was elected as the next governor of Puerto Rico. Mr. Fortuno will assume his position as governor on January 1, 2009.

Guam

The island of Guam has an estimated population of 173,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Combined with a typhoon in 1997, a super-typhoon in 2002, September 11, 2001 (9/11), SARS and the war in Iraq, tourism declined in the early to mid-part of this decade. However, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy. In August 2007, visitor arrivals hit the highest mark since 9/11 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off. In February 2008, arrivals were down 2.5% from a year earlier.

Employment has been quite volatile on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly increased during the past four years, reaching 58,040 in June 2007. Unemployment rates remain high and were 6.9% in March 2006, the last time it was calculated by the U.S. Bureau of Labor Statistics.

The U.S. Military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning on relocating some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth requires a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2006 accumulated deficit had grown to almost $540 million. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The improvement in tourism and expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future.

As of November 2008, S&P has assigned a rating of B+ to Guam's general obligation debt.

United States Virgin Islands

Approximately 112,801 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S., although both of these measurements have improved in the past few years. The economy of the U.S. Virgin Islands is driven by tourism, which accounts for approximately 80% of gross domestic product and a significant share of employment. The islands' tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006 and increased marginally in 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Total air arrivals increased by a little more than 3.0% in 2007. Taking both air and cruise arrivals into account, tourism activity increased 1.4% in 2007. Hotel occupancy rates have been above 60% since 2004, including average rates of 60.6% in 2006 and 64.9% in 2007. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. The unemployment rate peaked at 9.4% in 2003, but had fallen to 6.2% by the end of 2006 due to increased tourism. Private sector jobs comprise 72.7% of all non-farm jobs with 44.0% comprising services, including tourism employment. Manufacturing represents just more than 5.1% of employment, and construction represents about 6.9%.

The U.S. Virgin Islands government carries a large public sector payroll and relies heavily on taxes as a revenue source (roughly 91% of all revenues). These factors, together with the lingering effects of several major hurricanes in the past two decades, have contributed to the government's poor financial performance. The government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the government intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bank anticipation notes proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. Financial results continued to be positive in fiscal year 2004 and fiscal year 2005. In fiscal year 2004, the General Fund balance increased by more than $30 million, and an additional increase of $52.4 million was achieved in fiscal year 2005. By the end of fiscal year 2005, the General Fund balance had reached $180.1 million, which was equal to 28.8% of expenditures. It should be noted that expenditures remain elevated and the General Fund is still producing operating deficits each year. However, securitized tax revenues have been sufficient to cover debt service and supplement the General Fund, and the fund balance should remain strong under these conditions. Financial results for fiscal years 2006 and 2007 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime.

Mariana Islands

The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $4.20 per hour below the U.S. level. Immigration from various Asian countries, however, has provided cheap labor for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of General Fund expenditures compared to 40% just a few years ago and is expected to decline further in 2008. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005, 26% in 2006 and an estimated 10% drop in 2007. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007, and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed, including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands. The Commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia, is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. Arrivals declined another 22% in 2007. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently the reduction in flights available from Japan to CNMI. The year-over-year decline in Japanese arrivals as of January 2008 has improved as flights from Osaka started in late December. It is important that available flights from Japan continue to increase since Japan makes up the largest visitor segment. The CNMI is trying to diversify its visitor profile and is working closely with Chinese officials to open up this channel and is currently seeing strong growth from Korea and Russia.

The Commonwealth's financials have been in a deficit position since 1994. The most recent audited financial statement is from 2006 and it identified a $174 million negative unreserved fund balance which is 88% of annual expenditures after transfers. The $16 million 2006 deficit was smaller, however, than the 2005 deficit. The Commonwealth attributes the deficit for 2006 to disbursements from bond proceeds received in 2004 and the inclusion of $11.9 million in employer retirement contributions even though employer retirement contributions had been suspended under public law.

Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and SAI of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans:

1)     plans created or under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans,4

4)     Group Retirement Plans,5

5)     403(b)(7) custodial plan accounts, and

6)     Individual Retirement Accounts (“IRAs”), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insureance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in “Shareholder Account Rules and Policies,” in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant’s account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10

5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.11

9)     On account of the participant’s separation from service.12

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

11)     Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

12)     For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008 or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or SAI of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Value Fund          Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

       Quest for Value U.S. Government Income Fund       Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and SAI. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

❑	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

❑

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

❑

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

❑

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and
Oppenheimer Disciplined Allocation Fund

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                             Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account                           CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                           CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. (“CMFS”), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund’s right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s SAI) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

1. In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

4 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Pennsylvania Municipal Fund

Internet Website

www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center,

225 Liberty Street, 11th Floor,

New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center,

225 Liberty Street, 11th Floor,

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALL OPP(225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

1234

PX0740.0909

Oppenheimer

Rochester National Municipals

Prospectus dated November 27, 2009

NYSE Ticker Symbols

Class A     ORNAX
Class B     ORNBX
Class C     ORNCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Rochester National Municipals is a mutual fund that seeks high current income exempt from federal income taxes. It invests in high-yield municipal securities.

This prospectus contains important information about the Fund’s objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

(logo) OppenheimerFunds

The Right Way to Invest

CONTENTS

3 3 4 5 7 8 8 8 9 9 10 20 23 24 30 33 40 43

The Fund Summary

Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Risks
The Fund's Past Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Taxes
Payments to Broker-Dealers and Other Financial Intermediaries

More About the Fund

About the Fund's Investments
How the Fund is Managed

More About Your Account

About Your Account
Choosing a Share Class
The Price of Fund Shares
How to Buy, Sell and Exchange Shares
Dividends, Capital Gains and Taxes

Financial Highlights

Back to Summary Prospectus

the fund SUMMARY

Investment Objective The Fund seeks a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. Its Lipper category is "High Yield Municipal Debt Funds."

Fees and Expenses of the Fund The tables below describe the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you and your spouse invest, or agree to invest in the future, at least $50,000 in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Class A Shares" on page [##] of the Fund's prospectus and in the section "How to Buy Shares–Reduced Sales Charges" on page [##] and in "Appendix A – Special Sales Charge Arrangements and Waivers" on page A-1 of the Fund’s Statement of Additional Information. The numbers below are based on the Fund's expenses during its most recently completed fiscal year ended July 31, 2009. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):	Class A	Class B	Class C
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class B	Class C
Management Fees	___%	___%	___%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Other Expenses	___%	___%	___%
Interest and Related Expenses from Inverse Floaters[4]	___%	___%	___%
Other Expenses[5]	___%	___%	___%
Total Annual Fund Operating Expenses	___%	___%	___%

1.     A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.

2.     Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.

3.     Applies to shares redeemed within 12 months after purchase.

4.     "Interest and Related Expenses from Inverse Floaters" include certain expenses and fees related to the Fund's investments in inverse floating rate securities. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by trusts whose inverse floater certificates are held by the Fund. The Fund also recognizes additional income in an amount that directly corresponds to those expenses. Therefore, the Fund's net asset values per share and total returns are not affected by those additional expenses. Those expenses, but not the offsetting income, are reflected in the amounts shown in "Total Other Expenses" and "Total Annual Operating Expenses" in the table above and they increase the amounts shown in the "Examples" below.

5.     "Other Expenses" include transfer agent fees, custodial fees, interest and fees from borrowings, and auditing and legal expenses that the Fund pays. The Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended July 31, 2009, the transfer agent fees did not exceed that expense limitation.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed:				If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares
Class B Shares				*				*
Class C Shares

The first examples include the initial sales charge for Class A and all applicable contingent deferred sales charges. The second examples include the Class A sales charge but do not include contingent deferred sales charges.

*     Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

What are "Municipal Securities"? Municipal securities are debt securities issued primarily by states, cities, counties and other governmental entities to finance governmental initiatives, including the development of local communities. The interest received from most municipal securities is exempt from federal income tax and from state and local income taxes in the municipalities where the bonds are issued.

Principal Investment Strategies The Fund invests in municipal securities that, in the opinion of counsel to the issuer of the security are exempt from federal income tax. This includes securities that generate income subject to the alternative minimum tax.

Up to 100% of the securities the Fund buys may be high-yield, lower-grade fixed income securities, including those below investment-grade (commonly called “junk bonds”). Under normal market conditions, however, the Fund intends to invest approximately 50% to 70% of its total assets in these types of securities. Below investment-grade debt securities are those rated below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s or comparable ratings by other nationally recognized statistical rating organizations. The Fund also invests in unrated securities for which Fund’s adviser internally assigns ratings.

Since the Fund may invest in lower-rated and below-investment grade securities without limit, the Fund's investments should be considered speculative. The Fund does not limit its investments to securities in a particular maturity range, but it generally focuses on longer-term securities. The Fund also can invest in "derivatives" to seek increased returns or for hedging purposes. Inverse floaters are the primary type of derivative the Fund uses but it may also invest in interest rate swaps, municipal bond swaps or other derivatives.

In selecting securities for the Fund, the portfolio managers look at a wide range of municipal sectors, coupons, and revenue sources for high-yield, tax-exempt municipal securities that offer high-income opportunities, might be overlooked by other investors and funds (including, in particular, unrated securities or securities of smaller issuers), or are special situations that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund but are not required to do so.

Principal Risks The price of the Fund’s shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than bonds with fixed maturity dates.

Special Risks of Below Investment-Grade Securities. Below investment-grade debt securities may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest up to 100% of its assets in below-investment grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued or when the Fund first makes an investment. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Unusual Market Volatility and Illiquidity. In late 2008, the municipal bond market experienced a period of unprecedented volatility particularly for lower-rated and unrated debt obligations. Liquidity was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds can further reduce bond prices. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. It is not possible to predict whether that market illiquidity was short-term or could occur again.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual settlement payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The Fund can invest up to 25% of its total assets in tobacco related bonds without an appropriation pledge that make payments only from a state’s interest in the MSA.

The settlement payments are based on factors including annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Risks of Land-Secured or "Dirt" Bonds. These special assessment or special tax bonds are issued to promote residential, commercial and industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund’s assets from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as “leverage.” In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes. The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Certain derivatives instruments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform as expected. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due. Inverse Floaters are the primary form of derivative used by the Fund.

Inverse Floaters. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a fixed-rate municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an “inverse floater.” The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to “unwind” the transactions. The Fund will not expose more than 35% of its total assets to the effects of leverage from inverse floaters.

Who Is the Fund Designed For? The Fund is designed for investors seeking income exempt from federal personal income taxes. The Fund does not seek capital gains or growth. Investors should be willing to assume credit and interest rate risks and the special risks associated with a Fund that can invest without limit in bonds that are rated below investment-grade. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Class A shares for the last 10 calendar years. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: www.oppenheimerfunds.com/RochNat.

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was ___% (___ quarter ____) and the lowest return was ___% (___ quarter ____). For the period from January 1, 2009 to September 30, 2009 the cumulative return before taxes was ______%.

The following table shows the average annual total returns of each class of the Fund's shares. After-tax returns for Class A shares are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements.

Average Annual Total Returns

for the periods ended December 31, 2008	1 Year	5 Years	10 Years
Class A Shares (inception 10-1-1993)
Return before taxes	%	%	%
Return after taxes on distributions	%	%	%
Return after taxes on distributions and sale of fund shares	%	%	%
Class B Shares (inception 10-1-1993)%		%	%
Class C Shares (inception 8-25-1995)%		%	%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)%		%	%
Consumer Price Index (reflects no deduction for fees, expenses or taxes)%		%	%

The Fund's performance reflects income reinvestment and all applicable fees and sales charges. The performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds, includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Consumer Price Index is a non-securities index that measures changes in the inflation rate.

Prior to October 1, 2001, the Fund was non-diversified and focused primarily on investment-grade municipal obligations in Florida. Therefore, performance prior to October 1, 2001 is not indicative of performance for any subsequent period.

Investment Adviser OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers Daniel G. Loughran has been a Senior Portfolio Manager of the Fund since October 2001, Scott S. Cottier has been a Senior Portfolio Manager of the Fund since July 2002 and Troy E. Willis has been a Senior Portfolio Manager of the Fund since July 2009 and was a Portfolio Manager with the Fund since June 2002. Messrs. Loughran, Cottier and Willis have been Vice Presidents of the Fund since October 2005. Messrs. DeMitry and Franz have been Vice Presidents of the Fund and Mr. Camarella has been Assistant Vice President of the Fund since July 2009. Mark R. DeMitry and Marcus V. Franz have been Senior Portfolio Managers of the Fund since July 2009. Michael L. Camarella has been an Associate Portfolio Manager of the Fund since April 2008.

Purchase and Sale of Fund Shares In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans, the minimum initial investment is $500 and the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased or redeemed on days the New York Stock Exchange is open for trading at the next net asset value per share (adjusted to reflect any sales charge) that is calculated after the Distributor, or an authorized financial intermediary, receives the order in proper form. You can purchase or redeem shares through the Distributor or through financial intermediaries appointed by the Distributor. To buy shares through the Distributor, a new investor must complete an account application and send it to the address on the back cover. Current shareholders may purchase or redeem shares by mail, though the website oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be made by check, by federal funds wire or directly from or into your bank account. The Fund also offers a checkwriting privilege.

Taxes  The Fund intends to declare dividends daily and pay them monthly. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

The Fund's Main Investment Strategies The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Municipal Securities. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds (long-term debt obligations) and notes (short-term debt obligations), tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." Tobacco bonds with an appropriation pledge by the state are an example of this type of municipal security.

The Fund can buy both short-term municipal securities and long-term securities, which have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

When-Issued and Delayed-Delivery The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment. The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Municipal Sector Concentration. While the Fund’s fundamental policies do not allow it to invest more than 25% of its total assets in a single industry, certain types of municipal securities are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. Examples of these types of municipal securities include: general obligation, general appropriation, special assessment and special tax bonds and municipal leases. They may finance or pay interest from the revenues of projects that tend to be impacted in the same way by economic, business or political developments which could increase market risk. For example, legislation on the financing of a project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects.

Land-Secured or "Dirt" Bonds. These types of bonds, consisting of special tax, special assessment or tax increment bonds, are issued in connection with special taxing districts to promote residential, commercial and industrial growth and redevelopment are exposed to real estate development-related risks. The bonds could default if development failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes provided in the financing plans of a project.

Special Tax Bonds, Special Assessment Bonds and Tax Increment Financing. As discussed earlier under Municipal Sector Concentration, the Fund can invest more than 25% of its total assets in municipal securities for similar types of projects issued in connection with special taxing districts created to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as special tax, special assessment or tax increment financing are generally payable solely from taxes or other revenues attributable to specific projects without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks. These projects usually rely on taxes within the particular defined district to finance the debt and, therefore, often have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Such districts usually last for the estimated amount of time required to pay back the bonds. If economic conditions change, that period may be insufficient for repayment of the obligation. The fees, taxes, or other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.

Special Assessment Bonds. A "special assessment" bond is paid from revenues associated with the project financed. For example, if a bond finances the construction of a sewer system, the homeowners and businesses hooked up to the sewer system may pay a special levy that goes to repay the bonds.

Special Tax Bonds. A "special tax" obligation may be paid from specified revenues other than the project financed. For example, a special tax bond issued to fund the building of a new hospital cancer wing might be paid for from an excise tax levied on cigarettes.

Tax Increment Financing. Tax increment financing or "TIF," uses anticipated future tax gains from redevelopment and community improvement projects to finance current improvements intended to create those gains. The increased property values and new investments generated by projects such as a roads, schools, or hazardous waste cleanup may increase tax revenues and that "tax increment" is used for repayment of the borrowing. Tax Increment Financing is often used for improvements in distressed or underdeveloped areas where development might not otherwise occur.

Subject to Appropriation (STA) Bonds. STA bonds are a category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation" bonds (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise or a special tax, and (ii) the issuer’s general funds. Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state.

Tobacco-Related Bonds. Tobacco-related bonds are secured by an issuing state’s proportionate share in the MSA agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown Williamson (merged with RJ Reynolds in 2004), and Lorillard) and subsequently joined by a number of smaller tobacco manufacturers. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also reduce the payment amounts. The MSA and tobacco manufacturers have also been, and continue to be, subject to various legal claims. An adverse outcome to litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payments associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

A number of states have securitized the future flow of MSA payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. Some of the tobacco bonds that the Fund may buy make payments solely from a state’s interest in the MSA. Those are referred to as "tobacco settlement revenue bonds." Others may make payments from both the MSA revenue and the applicable state’s appropriation pledge and are referred to as "subject to appropriation (or "STA") tobacco bonds."

Tobacco Settlement Revenue Bonds. For purposes of the Fund’s industry concentration policy, the Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Since tobacco settlement revenue bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A reduction in bond payments or a decrease in tobacco consumption could reduce the value of the bonds or the Fund's income.

Subject to Appropriation (STA) Tobacco Bonds. The Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge. STA tobacco bonds rely on both the revenue source from the MSA and a state appropriation pledge. The Fund considers STA tobacco bonds to be "municipal securities" for purposes of its industry concentration policies.

Credit Ratings of Municipal Securities. The Fund may invest in securities that are rated or unrated. "Investment grade" municipal securities are those rated within the four highest rating categories by nationally-recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services. While securities rated within the fourth highest category, meaning BBB+, BBB or BBB- by Standard & Poor’s or Baa1, Baa2 or Baa3 by Moody’s, are considered "investment grade," they may also have some speculative characteristics. Unrated securities also are considered "investment grade" if judged by the Manager to be comparable to rated investment grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for the Fund's portfolio and evaluating their income potential and credit risk, the Manager does not rely solely on ratings by rating organizations but evaluates factors affecting issuers as well. The ratings definitions of the principal ratings organizations are included in Appendix B to the Statement of Additional Information.

A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security, however, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

The Fund can invest without limit in lower-rated and below-investment grade municipal securities (measured at the time of purchase).

Derivative Investments. Inverse floaters are the primary type of derivative used by the Fund but the Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.

The Fund may also use other types of derivatives such as, interest rate and municipal bond swaps, that are consistent with its investment strategies. The Fund may use derivatives to seek to increase returns or to hedge against the risks of other investments. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Inverse Floating Rate Securities. The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty that divides a fixed-rate municipal security into two classes of securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") that pays a rate of interest reset periodically based on a short-term municipal benchmark or index, and a long-term tax-exempt security (referred to as a "residual certificate" or an "inverse floater") that pays interest at rates that move in the opposite direction from the yield on the short-term floating rate security. The purchasers of the floating rate securities normally have the right to tender the securities periodically for redemption at their principal value. Changes in short-term rates affect income on inverse floaters. Rising short-term rates reduce income in inverse floaters and falling short-term rates increase income. Generally, changes in long-term rates affect the market prices of inverse floaters, while falling long-term rates increase market prices of inverse floaters. The price change on inverse floaters is a function of the price change of the underlying bond used to create the inverse floater.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits it in a trust. The trust then issues the short-term floating rate securities and the inverse floaters. The trust provisions enable the Fund to unwind or "collapse" the trust by tendering the inverse floater certificate, withdrawing the underlying bond, and paying the holders of the short-term floaters the par value of those bonds and certain other costs. The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

Investments in inverse floaters involve certain risks. The market value of an inverse floater can be more volatile than that of a conventional fixed rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floaters tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floaters entail a degree of leverage because the trust may issue short-term floating rate securities in a ratio to the inverse floaters with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. The inverse floaters usually bear all of the underlying bond's downside risk but also receive most of the potential appreciation in the underlying bond’s value. The price and income of an inverse floater with a higher degree of leverage are typically more volatile than those of an inverse floater with a lower degree of leverage. If the value of the underlying municipal bond in the trust falls, the Fund may be required to provide additional collateral for the short-term securities. If the remarketing agent that offers the tender-option bonds for sale is unable to sell them, or if the holders tender them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed and, in the case of inverse floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for a feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond and the principal amount payable to the holders of the short-term floating rate security plus any shortfalls in interest cash flows, which means that the Fund's losses may exceed the value of its investment in the inverse floaters. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund’s transfer of a municipal bond to a trust, the Fund’s financial statements reflect these transactions as "secured borrowings," which affects the Fund’s expense ratios, statements of income and assets and liabilities and causes the Fund’s Statement of Investments to include the underlying municipal bond.

The Fund will not expose more than 35% of its total assets to the effects of leverage from its investments in inverse floaters.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected by the Manager. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Hedging. The Fund typically does not use hedging instruments, such as options, to hedge investment risks. At times hedging instruments' values might not be correlated with the investments they are intended to hedge, and a hedge might be unsuccessful. If a hedging instrument is used at the wrong time or market conditions are judged incorrectly, a hedging strategy could reduce returns or create a loss.

Percentage of LIBOR Notes. Municipal "Percentage of LIBOR Notes" (PLNs) are variable rate derivative securities based on the London Interbank Offered Rate (LIBOR), a widely used benchmark for short-term interest rates and used by banks for loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate, PLNs will generally pay higher levels of income when interest rates are rising and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new, the Fund’s ability to engage in PLN transactions may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of the PLN or the inverse floater.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Variable Rate and Floating Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments. The rates used may derived from a percentage of LIBOR, the SIFMA Municipal Swap Index or a percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements.

Municipal Lease Obligations. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Municipal lease obligations are short-term financing arrangements that are used by government entities to acquire equipment, facilities or other assets. They represent a municipality's promise to make installment payments to lease or purchase the asset. Municipal leases may be used when bonds are not an appropriate financing method because of the time and costs involved in issuing bonds or the short term nature of the financing. Municipal lease obligations usually have a shorter maturity and provide a higher yield than conventional municipal bonds.

During the term of the lease, the municipality holds the title to the leased asset while the lessor holds a security interest in the asset. Most municipal leases are not general obligations of the issuing municipality, although some may be insured or supported by letters of credit. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If an appropriation is not made, foreclosure might be difficult, time consuming and costly, and recovery of the original investment may be delayed or precluded.

Interest payments on municipal lease obligations are tax-exempt. However, if the government entity stops making payments or transfers the obligation to a private party, it could lose value or become taxable. Municipal lease obligations generally do not have an active trading market and may be illiquid.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities. These debt obligations do not pay interest prior to their maturity date or else they do start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

The Fund will not invest more than 15% of its net assets in illiquid securities.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund’s investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager has adopted policies and procedures designed to address potential identified conflicts of interest, however such policies and procedures may also limit the Fund’s investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore the Fund may distribute taxable income or capital gains to shareholders. To the extent the Fund invests in these securities, it might not achieve its investment objective

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. While increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance, in most cases the Fund does not pay brokerage commissions on the debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund’s portfolio turnover rates during past fiscal years.

Changes to the Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares, however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund’s investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund Is Managed

The Manager. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund’s Board of Trustees, under an Investment Advisory Agreement that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with more than __ million shareholder accounts as of September 30, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, 0.35% of the next $10 billion, and 0.34% of average annual net assets in excess over $11 billion. The Fund’s advisory fee for the period ended July 31, 2009 was ____% of average annual net assets for each class of shares.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the six-month period ended July 31, 2009.

The Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella.

Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and has been a Portfolio Manager with the Manager since January 1999. He was Vice President of the Manager from April 2001 to June 2007. He is a team leader, a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Cottier has been a Vice President of the Manager since September 2002. He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Willis has been a Senior Portfolio Manager of the Manager since July 2009. He was a Portfolio Manager with the Manager since June 2002 and a Vice President of the Manager since July 2009. He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. DeMitry has been a Vice President and Senior Portfolio Manager with the Manager since July 2009 and was an Associate Portfolio Manager with the Manager since September 2006. He was a research analyst of the Manager from June 2003 to September 2006 and a credit analyst of the Manager from July 2001 to May 2003. He is a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

Mr. Franz has been a Vice President and Senior Portfolio Manager with the Manager since July 2009 and was an Associate Portfolio Manager with the Manager since September 2006. He was a research analyst of the Manager from June 2003 to September 2006. He is a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Camarella has been an Assistant Vice President and Associate Portfolio Manager with the Manager since April 2008. He was a research analyst of the Manager from February 2006 to April 2008. Mr. Camarella was a credit analyst of the Manager from June 2003 to January 2006. He is an Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

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About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of “financial intermediaries” that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund “supermarkets,” fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in “About Class A Shares” below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in “About Class B Shares” below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in “About Class C Shares” below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund’s Statement of Additional Information, or by clicking on the hyperlink “Sales Charge Waivers” under the heading “Fund Information” on the OppenheimerFunds website at www.oppenheimerfunds.com.

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

•	For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.

●     For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

●     The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual “minimum balance fee” is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund’s operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor’s financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

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Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.

●     Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.

●     Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customer’s accounts. For more information about those payments, see “Payments to Financial Intermediaries and Service Providers” below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

                                                                                Front-End Sales     Front-End Sales

                                                                                Charge As a           Charge As a              Concession As a
                                                                                 Percentage of        Percentage of Net     Percentage of

Amount of Purchase                                             Offering Price       Amount Invested      Offering Price

Less than $50,000                                                                 4.75%            4.98%                      4.00%
$50,000 or more but less than $100,000                             4.50%            4.71%                      4.00%

$100,000 or more but less than $250,000                           3.50%            3.63%                      3.00%
$250,000 or more but less than $500,000                           2.50%            2.56%                      2.25%
$500,000 or more but less than $1 million                         2.00%             2.04%                      1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a “Right of Accumulation” or a “Letter of Intent” you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

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Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the “Program Manager” or “Program Distributor.” The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in: your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse, accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation.

If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase. To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

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Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the “reinvestment privilege” described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as “qualified shares” for satisfying the terms of a Letter.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund’s Transfer Agent for this purpose. Please refer to “How to Buy Shares – Letters of Intent” in the Fund’s Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month “holding period” measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund’s Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

Letters of Intent submitted prior to October 22, 2007 will be subject to the contingent deferred sales charge that was in effect at the time the Letter of Intent was submitted and the Distributor will pay the concession that was applicable to those shares at that time. Unless otherwise agreed to by the Distributor, the terms of any Letter of Intent submitted prior to October 22, 2007 will continue until its completion.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

                                                                                                           Contingent Deferred Sales Charge

Years since Beginning of Month in Which Purchase                           on Redemptions in That Year (As %

Order was Accepted                                                                             of Amount Subject to Charge)

0-1                                                                                                      5.0%
1-2                                                                                                      4.0%
2-3                                                                                                      3.0%
3-4                                                                                                      3.0%
4-5                                                                                                      2.0%
5-6                                                                                                      1.0%
More than 6                                                                                        None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see “Class B Conversion” in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the “NYSE”), on each day the NYSE is open for trading (referred to in this prospectus as a “regular business day”). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to “Eastern time.”

The net asset value per share for a class of shares on a “regular business day” is determined by dividing the value of the Fund’s net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund’s assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager’s judgment) or if a security’s value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund’s net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager’s Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund’s portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in “Sales Charge Waivers” below and in the “Special Sales Charge Arrangements and Waivers” Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

● any increase in net asset value over the initial purchase price,

● shares purchased by the reinvestment of dividends or capital gains distributions, or

● shares eligible for a sales charge waiver (see “Sales Charge Waivers” below).

The Fund redeems shares in the following order:

          ●shares acquired by the reinvestment of dividends or capital gains distributions,
          ●other shares that are not subject to the contingent deferred sales charge, and
          ●shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

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Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.

●     Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.

●     Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the “Special Sales Charge Arrangements and Waivers” Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink “Sales Charges & Breakpoints,” under the heading “Fund Information”) and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day’s offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund’s shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to “OppenheimerFunds Distributor, Inc.” to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

•	Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund’s best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund’s portfolio and the Fund’s expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions “In-Kind.” Shares may be “redeemed in-kind” under certain circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

●By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.

●By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.

●By Wire. You can arrange to have redemption proceeds sent by federal Funds wire to an account at a bank that is a member of the federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.

•	Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.

•	Checkwriting privileges are not available for shares that are held in a retirement account.

•	All checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including existing checks that indicate a $100 minimum.

•	Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.

•	You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

•	Don't use your checks if you changed your Fund account number, until you receive new checks.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days’ notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager’s ability to manage the Fund’s investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund’s brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund’s Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges
30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be “blocked” from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be “blocked” from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund’s books showing the name, address and tax ID number of the beneficial owner is a “direct shareholder.”

Exceptions to 30-Day Hold

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Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

●     Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

●     Asset Allocation Programs. Investment programs by Oppenheimer “funds-of-funds” that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers’ accounts. “On-demand” exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.

●     Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.

●     Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as “omnibus” or “street name” accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund’s policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in “omnibus” or “street name” form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section “How to Exchange Shares” in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections “Contingent Deferred Sales Charges” and “Sales Charge Arrangements and Waivers” above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

●Shares of the fund selected for exchange must be available for sale in your state of residence.

    ●The selected fund must offer the exchange privilege.

●You must meet the minimum purchase requirements for the selected fund.

●Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

●Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor’s shares in an “omnibus” or “street name” account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day’s net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

●Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.

●Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent’s procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary’s representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

●Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.

●Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.

●Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.

●Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.

●Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.

●Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.

●Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire. Shares purchased through the Distributor may be paid for by federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor’s Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

●The Fund’s name;
●For existing accounts, the Fund account number (from your account statement);
●For new accounts, a completed account application;
●For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
●For redemptions, any special payment instructions;
●For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;

●For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
●For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
●For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
●Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

●You wish to redeem more than $100,000 and receive a check;

●The redemption check is not payable to all shareholders listed on the account statement;
●The redemption check is not sent to the address of record on your account statement;
●Shares are being transferred to a Fund account with a different owner or name; or
●Shares are being redeemed by someone (such as an Executor) other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:
●a U.S. bank, trust company, credit union or savings association,
●a foreign bank that has a U.S. correspondent bank,

●a U.S. registered dealer or broker in securities, municipal securities or government securities, or

●a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus. However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary. Intermediaries that perform account transactions for their clients by participating in “Networking” through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent’s judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

●transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.

●have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer’s settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary’s representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the “Asset Builder Plan” information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called “householding,” benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.15% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 0.90%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund’s assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.15% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class B Shares: The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 0.90% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager’s and/or the Distributor’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and “due diligence” or training meetings designed to increase sales representatives’ awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary’s sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary’s sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary’s sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor’s relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

●Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

●Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.

●Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.

●Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund’s exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading “I Want To,” click on the link “Access the Tax Center” and under the drop down menu for “Tax Preparation Information,” click the link “Municipal Income/Tax Preference Percentage Tables.” You’ll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders. If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund’s taxable year beginning August 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund’s distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid “Buying a Distribution.” If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund’s share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state’s legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state’s municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Registered Investment Company. The Fund intends each year to qualify as a “regulated investment company” under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by __________, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available upon request.

LIGHTS
INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).

ANNUAL AND S EMI -ANNUAL REPORTS. The Fund’s Annual and Semi-Annual Reports provide additional information about the Fund’s investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund’s privacy policy, and other information about the Fund, without charge, by:

Telephone:     Call OppenheimerFunds Services toll-free: 1.800.CALLOPP (225.5677)

           Mail:                Use the following address for regular mail:

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217-5270

Use the following address for courier or express mail:

OppenheimerFunds Services

12100 East Iliff Avenue

Suite 300

Aurora, Colorado 80014

           Internet:           You may request documents, and read or download

certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

PRO795.001.0909

Oppenheimer Rochester National Municipals

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 27, 2009

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November273, 2009. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund’s Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents	Page
About the Fund
Additional Information About the Fund’s Investment Policies and Risks
The Fund’s Investment Policies
Municipal Securities
Other Investment Techniques and Strategies
Other Investment Restrictions
Disclosure of Portfolio Holdings
How the Fund is Managed
Organization and History
Board of Trustees and Oversight Committees
Trustees and Officers of the Fund
The Manager
Brokerage Policies of the Fund
Distribution and Service Plans
Payments to Fund Intermediaries
Performance of the Fund

About Your Account
How To Buy Shares
How To Sell Shares
How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm
Financial Statements

Appendix A: Special Sales Charge Arrangements and Waivers	A-1
Appendix B: Municipal Bond Ratings	B-1

ABOUT THE FUND

Additional Information About the Fund’s Investment Policies and Risks

     The investment objective, principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”), may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI at all times in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

     The Fund’s municipal securities that are held to maturity are redeemable by the security’s issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors, prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security’s maturity. The Fund may dispose of securities prior to their maturity for investment purposes.In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

     Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under “What Does the Fund Mainly Invest In?” and “About the Fund’s Investments.” Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

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Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

•	Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

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Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

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Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

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Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

■ Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

■ Municipal Bonds. The Fund has classified long-term municipal securities having a maturity (when the security is issued) of more than one year as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” and “revenue” bonds (including “private activity” bonds). They may have fixed, variable or floating rates of interest or may be “zero-coupon” bonds, as described below.

     Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to ten years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund’s yield.

☐ General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

☐ Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco Master Settlement Agreement (“MSA”) (as described in the section titled “Tobacco Related Bonds”). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

     Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     ■  Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the rules governing tax-exemption for interest on certain types of municipal securities known as “private activity bonds” (or, “industrial development bonds” as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

     Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally a “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.

     Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund will constitute an item of tax preference to such shareholders.

     ■ Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

     Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." The Manager may determine that certain municipal leases are liquid based on certain factors, including the frequency of trades and price quotations for such securities; the number of dealers or other potential buyers willing to purchase or sell such securities; the availability of market-makers; and the nature of the trades for such securities.

     Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

     Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

     In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Tobacco Related Bonds.  The Funds may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the MSA described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with R.J. Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund’s net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”).  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer’s general funds.  Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although three such challenges (the Grand River and Freedom Holdings cases in federal court in New York and the Xcaliber case in federal court in Louisiana, each of which is discussed below) have survived initial appellate review of motions to dismiss. Moreover, these three cases and the A.B. Coker case in federal court in Louisiana (discussed below) are the only cases challenging the MSA or related legislation that have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation. In Grand River and Freedom Holdings, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court’s interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states’ MSA-related legislation. The Second Circuit’s interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states’ MSA-related legislation. Prior district court and appellate decisions in circuits other than the Second Circuit rejecting such challenges (in the Third, Fourth, Fifth, Sixth, Ninth and Tenth Circuits) have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and/or are protected from antitrust challenges based on established antitrust immunity doctrines. In addition, proceedings are pending or on appeal in certain other cases, including two challenged by certain tobacco companies not participating in the MSA in federal court in Louisiana. One case (Xcaliber) alleges, among other things, that the Louisiana MSA-related statute violates the rights of free speech, due process of law and equal protection of the laws guaranteed by the U.S. Constitution and the federal antitrust laws. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint in this case and remanded the case for reconsideration. Following two years of trial motions, the federal district trial was expected to begin in mid-2008. The other case (A.B. Coker) alleges the MSA and Louisiana’s MSA-related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. In late 2006, the federal district court granted in part and denied in part the defendant’s motion to dismiss. The court allowed the case to proceed on claims that the MSA and Louisiana’s related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. A trial date was expected to be set in late 2008.

Such conflicts may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states’ related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states’ MSA-related legislation.

Grand River and Freedom Holdings. Both cases are pending in the U.S. District Court for the Southern District of New York and seek to enjoin the enforcement of states’ MSA-related legislation. The Grand River case is pending against the attorneys general of 30 states. The plaintiffs seek to enjoin the enforcement of the states’ MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. These two suits have survived appellate review of motions to dismiss for failure to state a claim upon which relief can be granted. Grand River is in the discovery phase of litigation in preparation for the development of a factual record to support possible findings of fact that may be used by the court in its decision as to the pending claims. The discovery deadline has passed in Freedom Holdings and motions for summary judgment were fully submitted to the court on March 7, 2007, which are pending.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states’ MSA-related legislation, could potentially lead to invalidation of the MSA and states’ MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund’s outstanding investment.

In addition to the cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states’ MSA-related legislation in California, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as “secondhand smoke.” Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

     The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer’s ability to make payments under the MSA.

■ Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services, (“S&P”) and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody’s, S&P and Fitch for municipal securities is contained in Appendix A to this SAI. Because the Fund also purchases securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue.

     In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

•      Special Risks of Below-Grade Securities. The Fund is not limited in the amount of its investments than can be invested in high-yield, lower-rated and below investment-grade securities. These are commonly referred to as "junk bonds." Lower rated and below-investment grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

While securities rated "Baa1, Baa2, or Baa3" by Moody's or "BBB+, BBB or BBB-" by S&P or Fitch are investment grade, they may be subject to special risks and have some speculative characteristics.

     In the event of unanticipated financial difficulties, default or bankruptcy of an issuer of an obligation or the underlying source of funds for debt service on an obligation the Fund owns, the Fund can take such action as the Manager considers appropriate. That might include, for example, retaining the services of persons, firms, professional organizations and others to evaluate or protect real estate, facilities or other assets securing the obligation or acquired by the Fund as a result of such event. The Fund will incur additional costs in taking protective action with respect to portfolio obligations that are in default or the assets securing those obligations. As a result, the Fund's share prices could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of these types of actions might not be tax-exempt.

■ Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities that the Manager believes are attractive investments, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to pay for tenders of their short-term securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When a Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A. ("Citibank"), and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. The Board has adopted procedures that govern the Fund's participation in the Line of Credit. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of Citibank, one of the lenders in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees on its outstanding borrowings annually for the lender to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies and may not use them.

     ■ Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not more than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

     The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than thirty days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund’s limitations on investments in illiquid securities.

■ Inverse Floaters. The Fund invests in “inverse floaters” which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 35% of its total assets to the effects of leverage from its investments in inverse floaters.

     An inverse floater is typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

     To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a “shortfall and forbearance” agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a “shortfall and forbearance” agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

     Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

■ Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes (“PLNs”) which are variable rate municipal securities based on the London Interbank Offered Rate (“LIBOR”), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

■ “When-Issued” and “Delayed Delivery” Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or “forward commitment”) basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

■  Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■  Puts and Standby Commitments. The Fund can acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

     ■  Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund’s Manager from time to time. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

     The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (“Investment Company Act”), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

■  Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed above.

■ Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC (“ReFlow”) which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which impose certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

■  Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager. This determination takes into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.  The Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

The Fund may also acquire restricted securities through private placements. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      ■  Loans of Portfolio Securities or Securities Lending. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund’s Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends. The Fund did not engage in any securities lending during its fiscal year ended July 31, 2009.

There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder’s, custodian and administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Other Derivative Investments. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

■ Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund may:

☐ sell interest rate futures or municipal bond index futures,

☐ buy puts on such futures or securities, or

☐ write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund’s income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

☐ buy interest rate futures or municipal bond index futures, or

☐ buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager’s discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

☐ Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three (3) years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

     ☐ Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

     ☐ Writing Covered Call Options. The Fund can write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:

(1)	After the Fund writes a call, not more than 25% of the Fund’s total assets may be subject to calls.

(2)

Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.

(3)	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is unlikely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

     When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in-the-money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.
To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.

☐ Purchasing Puts and Calls. The Fund may buy calls only on securities that relate to securities the Fund owns, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

☐ Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

☐ Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

☐ Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund’s investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

     ■ Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

☐     short-term municipal securities;

☐     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

☐     corporate debt securities rated within the three highest grades by a nationally recognized rating agency;

☐     commercial paper rated “A-1” by S&P, or a comparable rating by another nationally recognized rating agency; and

☐     certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds for the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

■     Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowing for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of paying exempt-interest dividends to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, a Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security.  Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager’s valuation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

     ■ Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

     The Fund ordinarily does not trade securities to achieve capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Other Investment Restrictions

     ■ What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

☐ 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

☐ more than 50% of the outstanding shares.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     ■ Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

     ☐ The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to municipal securities in general, to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.

     ☐ The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer’s voting securities. This limitation applies to 75% of the Fund’s total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

☐ The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ☐ The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

     ☐ The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the fund, as such statute, rules or regulations may be amended or interpreted from time to time.

     ☐ The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

☐ The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ■ Does the Fund Have Other Restrictions that are Not Fundamental Policies?

     The Fund has the additional operating policies which are stated below, that are not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval, except that with respect to the first policy stated below, the Board of Trustees would not permit this policy to be changed to permit investments in physical commodities or commodity contracts without the vote of a majority of the Fund’s outstanding voting securities:

     ☐ The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in “About the Fund” in the Prospectus or this SAI.

     ☐ The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

     ☐ The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

☐ The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

☐     The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund’s policy on borrowing and hedging instruments is permitted.

     ☐ The Fund cannot sell securities short.

     ☐ The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment adviser or sub-adviser. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund’s policy not to concentrate its investments, as described above, also would permit the Fund to adopt a “master-feeder” structure. Under that structure, the Fund would be a “feeder” fund and would invest all of its assets in a single pooled “master fund” in which other feeder funds could also invest. This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this SAI would be revised accordingly.

Diversification.  The Fund intends to be “diversified” as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the restrictions above.

The Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Funds’ industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from “tobacco” bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any “industry” under the Fund’s industry concentration policy include: general obligation, government appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund’s industry concentration policy.

     Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in the semi-annual report to shareholders, the annual report to shareholders or in the Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds’ website at www.oppenheimerfunds.com (select the Fund’s name under the “View Fund Information for:” menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted .

Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

     The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

     Except under special limited circumstances discussed below, month-end lists of the Fund’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•     The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund’s regular pricing services).

     Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager’s investment process for the Fund. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

     Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Securities Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the fund are not priced by the fund’s regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

     Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•	Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements), and

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

     Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information, including but not limited to the Fund’s policy as to use of secure e-mail technology.

The Chief Compliance Officer (the “CCO”) of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fox-Pitt, Kelton, Inc.	Neue Zürcher Bank
Alforma Capital Markets	Fraser Mackenzie	Nomura Securities International, Inc.
Altrushare	Friedman, Billings, Ramsey	Numis Securities Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Oddo Securities
American Technology Research	Garp Research & Securities	Omgeo LLC
Auerbach Grayson & Company	George K. Baum & Company	Oppenheimer & Co., Inc.
Banc of America Securities	GMP Securities L.P.	Pacific Crest
Barclays Capital	Goldman Sachs & Company	Paradigm Capital
Barnard Jacobs Mellet	Good Morning Securities	Petercam/JPP Eurosecurities
BB&T Capital Markets	Goodbody Stockbrokers	Piper Jaffray Company
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Prager Sealy & Company
Beltone Financial	Helvea Inc.	R. Seelaus & Co., Inc.
Bergen Capital	Hewitt	Ramirez & Company
Bloomberg	HJ Sims & Co., Inc.	Raymond James & Associates, Inc.
BMO Capital Markets	Howard Weil	RBC Capital Markets
BNP Paribas	HSBC Securities	RBC Dain Rauscher
Brean Murray Carret & Company	Hyundai Securities America, Inc.	Redburn Partners
Brown Brothers Harriman & Company	ICICI Securities Inc.	Renaissance Capital
Buckingham Research Group	Interactive Data	RiskMetrics Group
Cabrera Capital	Intermonte	Robert W. Baird & Company
Callan Associates	Janco Partners	Rocaton
Cambridge Associates	Janney Montgomery Scott LLC	Rogers Casey
Canaccord Adams, Inc.	Jefferies & Company	Roosevelt & Cross
Caris & Company	Jennings Capital Inc.	Royal Bank of Scotland
Carnegie	Jesup & Lamont Securities	Russell/Mellon
Cazenove	JMP Securities	RV Kuhns
Cheuvreux	Johnson Rice & Company	Sal Oppenheim
Citigroup	JPMorgan Chase	Salman Partners
Cleveland Research Company	Kaupthing Securities Inc.	Samsung Securities
CLSA	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Cogent	Keijser Securities N.V.	Sandler O'Neill & Partners
Collins Stewart	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Commerzbank	Kepler Capital Markets	Santander Securities
Contrarian Capital Management, LLC	KeyBanc Capital Markets	Scotia Capital
Cormark Securities	KPMG LLP	Seattle-Northwest Securities
Cowen & Company	Kotak Mahindra Inc	Sidoti & Company LLC
Craig-Hallum Capital Group LLC	Lazard Capital	Siebert Brandford Shank & Company
Credit Suisse	LCG Associates	Simmons & Company
Crew & Associates	Lebenthal & Company	Societe Generale
D.A. Davidson & Company	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mitsubishi Financial Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mizuho Securities USA	Vining & Sparks
DZ Financial Markets	ML Stern	Vontobel Securities Ltd
Edelweiss Securities Ltd.	Morgan Keegan	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Stanley	Watson Wyatt
Empirical Research	MorningStar	Wedbush Morgan Securities
Enskilda Securities	Motil Oswal Securities	Weeden & Company
Evaluation Associates	MSCI Barra	West LB
Exane	M&T Securities	WH Mell & Associates
FactSet Research Systems	Murphy & Durieu	William Blair & Company
Fidelity Capital Markets	National Bank Financial	Wilshire
FBR Capital Markets & Co.	Natixis Bleichroeder Inc.	Winchester Capital Partners, LLC
First Miami Securities	Ned Davis Research Group	Ziegler Capital Markets Group
Fortis Securities	Needham & Company

How the Fund Is Managed

Organization and History. The Fund, a series of Oppenheimer Multi-State Municipal Trust (the “Trust), is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1989. In 1993, the Trust was reorganized as a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund (formerly known as Oppenheimer Florida Municipal Fund) was added as a separate series of the Trust in 1993. In September 2001, the Fund was renamed “Oppenheimer Rochester National Municipals.” Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

■ Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

     Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■ Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

     The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■ Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager.

     The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, and a Governance Committee. Each committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

     During the Fund’s fiscal year ended July 31, 2009, the Audit Committee held __meetings, the Regulatory & Oversight Committee held __ meetings and the Governance Committee held __ meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

     The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.
     The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

     The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund’s shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members, including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer Rochester National Municipals, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

     The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer AMT-Free New York Municipals	Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Fund	Oppenheimer Select Value Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Value Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2050 Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest for Value Funds	Rochester Portfolio Series

     In addition to being a Board Member of each of the Board I Funds, Messrs. Downes and Wruble are directors or trustees of ten other portfolios in the Oppenheimer Funds complex.

     Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without a sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

     Messrs. Cottier, Camarella, DeMitry, Loughran, Willis, Stein, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted, and Zack, and Mss. Bloomberg, Bullington, Ives and Ruffle who are officers of the Fund respectively hold the same offices with one or more of the other Board I Funds. As of __________, 2009, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) own securities of either the Manager or Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2005, Age: 66

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes, Trustee since 2007 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2005 Age: 68

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Phillip A. Griffiths, Trustee since 1999 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	None
Mary F. Miller, Trustee since 2007 Age: 66

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2002 Age: 57

Managing Director of Public Capital Advisors, LLC (privately held financial adviser) (since January 2006). Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman's Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006-2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

		None*	None*
Joseph M. Wikler, Trustee since 2005 Age: 68

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). . Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2005 Age: 61

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

*Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with the Trust, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
		As of December 31, 2008
Russell S. Reynolds, Jr., Trustee since 1989 Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.	$0	Over $100,000

     Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee since 2001 and President and Principal Executive Officer since 2001 Age: 60

Chairman, and Director of the Manager since June 2001; Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and, Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 3, 2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007).. Oversees 98 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, Camarella, DeMitry, Stein, Edwards and Zack and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen, Vandehey, Legg and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Scott Cottier, Vice President since 2005 and Portfolio Manager since 2002 Age: 37

Vice President of the Manager since 2002; Vice President of the Fund since 2005; Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager and trader for the Fund and other Oppenheimer Funds. An officer of 18 portfolios in the OppenheimerFunds complex.

Michael L. Camarella Portfolio Manager since 2008 Age: 33

Assistant Vice President of the Manager since July 2009; Portfolio Manager of the Fund since January 2008. He was a research analyst of the Manager from February 2006 to April 2008 and a credit analyst of the Manager from June 2003 to January 2006. An associate portfolio manager, an officer and a trader of other portfolios in the OppenheimerFunds complex.

Mark R. DeMitry Portfolio Manager since 2006 Age: 33

Associate Portfolio Manager of those Funds since September 2006; trader for the Fund and other Oppenheimer funds; research analyst of the Manager (June 2003-September 2006); credit analyst of the Manager (July 2001-May 2003). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Daniel G. Loughran, Vice President since 2005 and Portfolio Manager since 2001 Age: 45

Senior Vice President of the Manager since April 2001; Vice President of the Rochester division of the Manager since January 1996. Vice President of the Fund since 2005. Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Troy Willis, Vice President since 2005 and Senior Portfolio Manager since 2002 Age: 36

Assistant Vice President of the Manager since July 2005; Associate Portfolio Manager with the Manager since 2002; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003). A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Richard Stein Vice President since 2007 Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); Headed Rochester’s Credit Analysis team (since 1993).
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 59

Senior Vice President and Chief Compliance Manager of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000- June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2004 Age: 39

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007). Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 93 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 321

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004. An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 61

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008). An officer of 101 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 41

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager, Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 98 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age: 42

Vice President (since February 2007) and Associate Counsel (since May 2009); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 98 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age: 44

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 98 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age: 32

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 98 portfolios in the OppenheimerFunds complex.

      ■      Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ and Mr. Reynolds’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended July 31, 2009. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended July 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$(4)	N/A	$(5)	$(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$(10)	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$(14)	N/A	N/A$	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$(16)	N/A	N/A	$181,533
Mary Ann Tynan Regulatory & Oversight Committee Member	$	N/A	N/A	$168,000
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$(xx)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$(xx)	N/A	$(xx)	$
1.	“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds; retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds is being frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.

4.	Includes $19,912 deferred by Mr. Wruble under the “Compensation Deferral Plan.”

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I Funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $57,619 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan. Includes $_______ paid to Mr. Wruble for serving as trustee or director of 10 other Oppenheimer funds (at December 31, 2006) that are not Board I Funds.

6.	Includes $______ paid to Mr. Wruble for serving as director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $_________ paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.	Includes $______ deferred by Mr. Griffiths under the Compensation Deferral Plan.

12.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

13.	Includes $_____ deferred by Ms. Miller under the Compensation Deferral Plan.

14.	Includes $_____ deferred by Mr. Motley under the Compensation Deferral Plan.

15.	Includes $_____ deferred by Mr. Wikler under the Compensation Deferral Plan.

16.	Includes $_____ deferred by Mr. Wold under the Compensation Deferral Plan.

■

Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■

Compensation Deferral Plan. The Board of the Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

■

Major Shareholders. As of October 31, 2009, the only persons or entities who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

Charles Schwab & Co Inc. Special Custody acct for the exclusive benefit of customers, Attn. Mutual Funds, 101 Montgomery St. San Francisco CA 94104-4122, which owned __________ Class A shares (_____% of the Class A shares then outstanding) for the benefit of its customers.

MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#XXXX, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned _______ Class A shares (_____% of the Class A shares then outstanding) for the benefit of its customers.

Citigroup Global Mkts Inc. Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, New York 10001-2483, which owned _________ Class A shares (_____% of the Class A shares then outstanding) for the benefit of its customers.

MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#97CM4, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned _________Class B shares (______% of the Class B shares then outstanding) for the benefit of its customers.

Citigroup Global Mkts Inc. Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, New York 10001-2483, which owned __________ Class B shares (_____% of the Class B shares then outstanding) for the benefit of its customers.

MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#97HF7, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned ___________ Class C shares (________% of the Class C shares then outstanding) for the benefit of its customers.

Citigroup Global Mkts Inc. 109801250, Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, New York 10001-2483, which owned ________ Class C shares (_________% of the Class C shares then outstanding) for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■ Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

■ The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund’s operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

Fiscal Years Ended 7/31	Management Fees paid to OppenheimerFunds, Inc.
2007	$26,395,044
2008	$26,496,826
2009	$

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor – including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund's investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.

     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund's Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund's Board and the individual Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

■ Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Loughran, Cottier, Willis, DeMitry, and Franz also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of July 31, 2009. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Daniel G. Loughran
Scott S. Cottier
Troy E. Willis
Mark R. DeMitry
Marcus V. Franz
Michael L. Camarella

   1. In millions.

   2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or accounts having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2009, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is Lipper – High Yield Municipal Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

     ■ Ownership of Fund Shares. As of July 31, 2009, the Portfolio Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated” brokers, as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described below. The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager’s executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

     Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund’s respective net asset sizes and other factors, including the fund’s cash flow requirements, investment policies and guidelines and capacity.

     Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

     However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of the Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii), the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended July 31, 2007, 2008 and 2009, the Fund executed no transactions and paid no commissions to firms that provide research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund’s three most recent fiscal years are shown in the tables below.

Fiscal Years Ended 7/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$40,228,223	$5,465,067	$8,979,301	$3,298,537	$7,481,646
2008	$23,318,803	$3,349,166	$4,353,866	$1,855,132	$5,164,962
2009	$	$	$	$	$

1.     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2.     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Fiscal Years Ended 7/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$587,267	$1,287,276	$487,198
2008	$1,812,994	$1,601,763	$877,943
2009	$	$	$

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays to the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees,1 cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

     Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

☐ Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares. The Fund makes these payments quarterly, based on an annual rate currently not to exceed 0.15% of the average annual net assets of Class A shares of the Fund.

The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients periodically at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

For the fiscal year ended July 31, 2009, payments under the Class A plan totaled $_______, of which $_____ was retained by the Distributor and included $_________ paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

☐

Class B and Class C Distribution and Service Plans. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide for the service fee are similar to the services provided under Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 0.90% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

☐     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,

☐     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

 ☐     employs personnel to support distribution of Class B and Class C shares,

☐     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

☐

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

☐	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

☐	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

☐

may experience increased difficulty selling the Fund’s shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

☐

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor’s books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund’s Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Distribution and Service Fees Paid to the Distributor in the Fiscal Year Ended 7/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$	$[1]	$	%
Class C Plan	$	$[2]	$	%
1.	Includes $ paid to an affiliate of the Distributor’s parent company.

2.	Includes $ paid to an affiliate of the Distributor’s parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of the FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see “About Your Account” in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund’s distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund’s assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as “revenue sharing” payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary’s networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets,” bank or trust company products or insurance companies’ variable annuity or variable life insurance products; and

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

     For the year ended December 31, 2008, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Lincoln Benefit National Life
Advantage Capital Corporation	Lincoln Financial Advisors Corporation
Aegon USA	Lincoln Investment Planning, Inc.
Aetna Life Insurance & Annuity Company	Linsco Private Ledger Financial
AG Edwards & Sons, Inc.	Massachusetts Mutual Life Insurance Company
AIG Financial Advisors	Merrill Lynch Pierce Fenner & Smith Incorporated
AIG Life Variable Annuity Company	Merrill Lynch Insurance Group
Allianz Life Insurance Company	MetLife Investors Insurance Company
Allmerica Financial Life Insurance & Annuity Company	MetLife Investors Insurance Company - Security First
Allstate Life Insurance Company	MetLife Securities, Inc.
American General Annuity Insurance Company	Minnesota Life Insurance Company
American Enterprise Life Insurance Company	MML Investor Services, Inc.
American Portfolios Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Ameriprise Financial Services, Inc.	Multi-Financial Securities Corporation
Annuity Investors Life Insurance Company	Mutual Service Corporation
Associated Securities Corporation	NFP Securities, Inc.
AXA Advisors LLC	NRP Financial, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc of America Investment Services	National Planning Holdings, Inc.
CCO Investment Services Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Investment Services, Inc.
Charles Schwab & Company, Inc.	New England Securities, Inc.
Chase Investment Services Corporation	New York Life Insurance & Annuity Company
Citigroup Global Markets Inc.	Oppenheimer & Company, Inc.
CitiStreet Advisors LLC	PFS Investments, Inc.
Citizen's Bank of Rhode Island	Park Avenue Securities LLC
Columbus Life Insurance Company	Pershing LLC
Commonwealth Financial Network	Phoenix Life Insurance Company
Compass Group Investment Advisors	Plan Member Securities
CUNA Brokerage Services, Inc.	Prime Capital Services, Inc.
CUNA Mutual Insurance Society	Primevest Financial Services, Inc.
CUSO Financial Services, LLP	Protective Life Insurance Company
E*TRADE Clearing LLC	Prudential Investment Management Services LLC
Edward D. Jones & Company	Raymond James & Associates, Inc.
Essex National Securities, Inc.	Raymond James Financial Services, Inc.
Federal Kemper Life Assurance Company	RBC Dain Rauscher Inc.
Financial Network	Riversource Life Insurance Company
Financial Services Corporation	Royal Alliance Associates, Inc.
GE Financial Assurance	Securities America, Inc.
GE Life & Annuity Company	Security Benefit Life Insurance Company
Genworth Financial, Inc.	Signator Investments, Inc.
GlenBrook Life and Annuity Company	SII Investments, Inc.
Great West Life Insurance Company	Sorrento Pacific Financial LLC
GWFS Equities, Inc.	State Farm VP Management Corporation
Hartford Life Insurance Company	Sun Life Annuity Company Ltd.
HD Vest Investment Services, Inc.	Sun Life Assurance Company of Canada
Hewitt Associates LLC	Sun Life Insurance & Annuity Company of New York
HSBC Securities USA, Inc.	Sun Life Insurance Company
IFMG Securities, Inc.	Sun Trust Securities, Inc.
ING Financial Advisers LLC	Thrivent Financial Services, Inc.
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America	Uvest
Jefferson Pilot Life Insurance Company	Valic
Jefferson Pilot Securities Corporation	Wachovia Securities, Inc.
John Hancock Life Insurance Company	Walnut Street Securities, Inc.
JP Morgan Securities, Inc.	Waterstone Financial Group
Kemper Investors Life Insurance Company	Wells Fargo Investments
Legend Equities Company	Wescom Financial Services

     For the year ended December 31, 2008, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Lincoln National Life Insurance Company
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
ACS HR Solutions	Marshall & Ilsley Trust Company, Inc.
ADP	Massachusetts Mutual Life Insurance Company
Administrative Management Group	Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company	Mercer HR Services
Alliance Benefit Group	Merrill Lynch Pierce Fenner & Smith Incorporated
American Diversified Distributors	Mesirow Financial, Inc.
American Funds	MetLife Securities, Inc.
American Stock & Transfer	MFS Investment Management
American United Life Insurance Company	Mid Atlantic Capital Company
Ameriprise Financial Services, Inc.	Milliman USA
Ameritrade, Inc.	Morgan Keegan & Company, Inc.
Ascensus	Morgan Stanley & Company, Inc.
AXA Equitable Life Insurance Company	Mutual of Omaha Life Insurance Company
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Plans Administration	National City Bank
Benetech, Inc.	National Deferred Company
Boston Financial Data Services	National Financial
Ceridian	National Planning Corporation
Charles Schwab & Company, Inc.	Nationwide Life Insurance Company
Citigroup Global Markets Inc	Newport Retirement Services, Inc.
CitiStreet	Northwest Plan Services, Inc.
City National Investments	NY Life Benefits
Clark Consulting	Oppenheimer & Co, Inc.
Columbia Management	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Company	PFPC
Daily Access. Com, Inc.	Plan Administrators, Inc.
Davenport & Company, LLC	Plan Member Securities
David Lerner Associates, Inc.	Primevest Financial Services, Inc.
Digital Retirement Solutions, Inc.	Princeton Retirement Services
Diversified Investment Advisors Inc.	Principal Life Insurance Company
DR, Inc.	Prudential Investment Management Services LLC
Dyatech, LLC	PSMI Group, Inc.
E*TRADE Clearing LLC	Quads Trust Company
Edward D. Jones & Company	Raymond James & Associates, Inc.
ERISA Administrative Services, Inc.	Reliance Trust Company
ExpertPlan.com	Reliastar Life Insurance Company
FASCore, LLC	Robert W. Baird & Company
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Company	SII Investments, Inc.
First Trust – Datalynx	Southwest Securities, Inc.
First Trust Corporation	Standard Insurance Company
Geller Group	Stanley, Hunt, Dupree & Rhine
Great West Life Insurance Company	Stanton Group, Inc.
H&R Block Financial Advisors, Inc.	Sterne Agee & Leach, Inc.
Hartford Life Insurance Company	Stifel Nicolaus & Company, Inc.
HD Vest Investment Services	Sun Trust Securities, Inc.
Hewitt Associates LLC	Symetra Financial Corporation
HSBC Brokerage USA, Inc.	T. Rowe Price
ICMA - RC Services	The 401k Company
Independent Plan Coordinators	The Retirement Plan Company, LLC
Ingham Group	Transamerica Retirement Services
Interactive Retirement Systems	TruSource Union Bank of CA
Intuition	UBS Financial Services, Inc.
Invesmart	Unified Fund Services
Invest Financial Corporation	Union Bank
Janney Montgomery Scott, Inc.	US Clearing Company
JJB Hillard W. L. Lyons, Inc.	USAA Investment Management Company
John Hancock Life Insurance Company	USI Consulting Group
JP Morgan Securities, Inc.	Valic Retirement Services
July Business Services	Vanguard Group
Kaufman & Goble	Wachovia Securities, Inc.
Legend Equities Company	Wedbush Morgan Securities
Lehman Brothers, Inc.	Wells Fargo Investments
Liberty Funds Distributor, Inc.	Wilmington Trust
Lincoln Investment Planning, Inc.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “standardized yield,” “tax-equivalent yield,” “dividend yield” (or “distribution yield”), “average annual total return,” “cumulative total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

☐ Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

☐ A decline in the Fund’s net asset value can increase the Fund’s yield;

☐ The Fund’s performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

☐ An investment in the Fund is not insured by the FDIC or any other government agency.

☐ The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

☐ When an investor’s shares are redeemed, they may be worth more or less than their original cost.

☐ Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     ■ Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

☐ Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [ (	a - b	+ 1)[6] - 1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day day period.

☐ Dividend (or Distribution) Yield. The Fund may quote a "dividend yield" (or “distribution yield”) for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (on payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

☐ Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund’s tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal income tax after deductions and exemptions).

The Fund’s Yields for the 30-Day Periods Ended 7/31/09
Class of Shares	Dividend Yield		Standardized Yield		Tax-Equivalent Yield (35.00% Fed. Tax Bracket)
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	%	%	%	%	%	%
Class B	%	N/A	%	N/A	%	N/A
Class C	%	N/A	%	N/A	%	N/A

■ Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period.

☐ Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula below) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV 1/n	- 1= Average Annual Total Return
P

☐

Average Annual Total Return (After Taxes on Distributions).The “average annual total return (after taxes on distributions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVD” in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD1/n	- 1= Average Annual Total Return (After Taxes on Distributions)
P

☐

Average Annual Total Return (After Taxes on Distributions and Redemptions).The “average annual total return (after taxes on distributions and redemptions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVDR” in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR1/n	- 1= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

☐ Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

☐ Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund’s Total Returns for the Periods Ended 7/31/09
Class of Shares	Cumulative Total Returns (10 years)		Average Annual Total Returns
			1-Year		5-Years		10-Years
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	%	%	%	%	%	%	%	%
Class B	%	%	%	%	%	%	%	%
Class C	%	%	%	%	%	%	%	%

Average Annual Total Returns for Class A Shares (After Taxes) For the Periods Ended 7/31/09
	1-Year	5-Years	10-Years
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Redemption of Fund Shares	%	%	%

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     ☐ Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

☐     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is rated among the municipal national long category.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     ☐ Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions, and

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

     Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the “NYSE”). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix A to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

■	The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series:
Oppenheimer AMT-Free New York Municipals	Active Allocation Fund
Oppenheimer Balanced Fund	Equity Investor Fund
Oppenheimer Baring SMA International Fund	Conservative Investor Fund
Oppenheimer Core Bond Fund	Moderate Investor Fund
Oppenheimer California Municipal Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Developing Markets Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Discovery Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Real Estate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Diversified Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer U.S. Government Trust
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Value Fund
Limited-Term New York Municipal Fund
Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.
Centennial Government Trust
Centennial Money Market Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the “Letter period”), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

     To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If the total eligible purchases made during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investor’s account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled “How to Exchange Shares”), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts).

     Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

■     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of classes of shares.

■     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual “Minimum Balance Fee” is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink “Sign Up for Electronic Document Delivery” under the heading “I Want To,” or call 1.888.470.0862 for instructions.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.
     Dealers other than Exchange members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     ■ Securities Valuation. The Fund’s Board of Trustees has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of municipal securities, the Manager uses pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees.

How to Sell Shares

     The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the “Bank”) for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund’s custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund’s drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund’s bank; and

(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

■     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this SAI.

■     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

■     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of the Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

When Class B or Class C shares are redeemed to affect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

■     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

■     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock securities) and certain other income including net income derived from an interest in a qualified publicly-traded partnerships.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains net income realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet these requirements. To meet these requirements in certain circumstances the Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund’s distributions will be treated as dividends to the extent paid from the Fund’s earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as “exempt-interest dividends” in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund’s taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among the shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund’s income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of “tax preference” that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. “Private activity bonds” are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt–interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a “substantial user” or “related person” under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Interest Dividends. A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder’s gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2) income from securities loans;

(3) income or gains from options or futures;

(4) any net short-term capital gain; and

(5) any market discount accrual on tax-exempt bonds.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a portion of ordinary income dividends constituting “qualified dividend income,” when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates. However, to the extent the Fund’s distributions are derived from income on debt securities, they will not be qualified dividend income. Consequently, the Fund’s ordinary income dividends generally will not be eligible for taxation at the reduced rate.

Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and properly designated as a capital gain dividend in reports sent to shareholders in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

If the Fund elects to retain its net capital gain, the Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid. In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder’s tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder’s shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the IRS.

     Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares (including tax basis arising from reinvestment of dividends). All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

     Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year, with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed Certificate of Foreign Status.

If the foreign person fails to provide a certification of his or her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including “exempt-interest dividends”), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that Fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. ________ serves as the independent registered public accounting firm for the Fund. _______ audits the Fund’s financial statements and performs other related audit and tax services. ________ also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by __________ to the Fund must be pre-approved by the Audit Committee.

APPENDIX A

MUNICIPAL BOND RATINGS

A bond rating performs the isolated function of credit risk evaluation. A bond rating does not constitute a recommendation to invest in a bond and does not take into consideration the risk preference of the investor. While many factors go into the investment decision making process, the bond rating is often the single most important factor affecting the interest cost on bonds.

There are three major nationally-recognized rating agencies for municipal bonds: Standard & Poor's Ratings Services (“S&P”), Moody's Investors Service, Inc. (“Moody's”) and Fitch Ratings (“Fitch”). Of the three rating agencies, S&P and Moody's rate over 80% of all municipal and corporate bonds. Below are summaries of the rating definitions used by S&P, Moody’s and Fitch for municipal securities.

In assigning a rating for general obligation bonds, the rating agencies generally assess, among other things, the following factors: economy, debt structure, financial c ondition, demographic factors, and management practices of the governing body and administration. The above criteria are also used to analyze revenue bonds and lease obligations although additional credit criteria is considered (e.g., users and user charges for utilities) and the covenants and protections offered by the bond documents are highly important. Rating agencies use mathematical ratios to compare an issuer to others; however, a rating is not a scientific evaluation and subjective evaluation appears to also play a role in the final rating assigned.

Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Municipal Long-Term Rating Definitions

Standard & Poor's

Standard & Poor’s may modify ratings from “AA” to “CCC” by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ are currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ are in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa through Caa.

•	The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category;

•	the modifier 2 indicates a mid- range ranking; and

•	the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Fitch

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Municipal short-Term Obligation Ratings

Standard & Poor’s

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than one year, including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s

Moody’s uses three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

Variable Rate Demand Obligations (VRDOs). In the case of VRDOs, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. If either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Fitch

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and SAI of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans:

1)     plans created or under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans,4

4)     Group Retirement Plans,5

5)     403(b)(7) custodial plan accounts, and

6)     Individual Retirement Accounts (“IRAs”), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling ’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑	Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑	Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑	Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑	Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑	Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑	Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑	A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑	Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑	Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑	Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑	For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in “Shareholder Account Rules and Policies,” in the applicable Prospectus.

❑	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑	The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑	Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑	Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant’s account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10

5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.11

9)     On account of the participant’s separation from service.12

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

11)     Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

12)     For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or SAI of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Value Fund          Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund       Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑	purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and SAI. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

❑	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

❑

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

❑

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually; and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

❑

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and
Oppenheimer Disciplined Allocation Fund

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                             Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account                           CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                           CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. (“CMFS”), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund’s right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑	present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s SAI) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑	employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑	dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑	dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

1. In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and the Trust and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

4 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Rochester National Municipals

Internet Website

www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center,

225 Liberty Street, 11th Floor,

New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center,

225 Liberty Street, 11th Floor,

     New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALL OPP(225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

-

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

1234

PX0795.001.0909

OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)     Amended and Restated Declaration of Trust dated August 1, 2002: Previously filed with Registrant’s Post-Effective Amendment No. 27 (September 27, 2002), and incorporated herein by reference.

(b)     Amended and Restated By-Laws dated as of December 14, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 27 (September 27, 2002), and incorporated herein by reference.

(i) Amendment No. 1 to the By-Laws dated August 11, 2006: Previously filed with Registrant’s Post-Effective Amendment No. 36 (November 21, 2007), and incorporated herein by reference.

(c)     (i) Oppenheimer Pennsylvania Municipal Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(ii) Oppenheimer Pennsylvania Municipal Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(iii) Oppenheimer Pennsylvania Municipal Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(iv) Oppenheimer Rochester National Municipals Specimen Class A Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(v) Oppenheimer Rochester National Municipals Specimen Class B Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(vi) Oppenheimer Rochester National Municipals Specimen Class C Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(vii) Oppenheimer New Jersey Municipal Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(viii) Oppenheimer New Jersey Municipal Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(ix) Oppenheimer New Jersey Municipal Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(d)     (i)  Amended and Restated Investment Advisory Agreement for Oppenheimer Pennsylvania Municipal Fund dated January 1, 2005: Previously filed with Registrants Post-Effective Amendment No. 31 (September 28, 2005) and incorporated herein by reference.

         (ii) Amended and Restated Investment Advisory Agreement for Oppenheimer Rochester National Municipals, dated January 1, 2005: Previously filed with Registrants Post-Effective Amendment No. 31 (September 28, 2005) and incorporated herein by reference.

(iii) Amended and Restated Investment Advisory Agreement for Oppenheimer New Jersey Municipal Fund dated January 1, 2005: Previously filed with Registrants Post-Effective Amendment No. 31 (September 28, 2005) and incorporated herein by reference.

(e)     (i) General Distributor's Agreement dated August 19, 1993: Previously filed with Registrant's Post-Effective Amendment No. 12 (April 25, 1995), and incorporated herein by reference.

(ii) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), October 23, 2006, and incorporated herein by reference.

(iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(iv) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(v) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi) Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc.(Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(f)     (i) Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/01/05: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), 5/29/09, and incorporated herein by reference.

(ii) Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), 5/29/09, and incorporated by reference.

(g)     (i) Global Custodial Services Agreement dated July 15, 2003, as amended July 26, 2007: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Rochester Arizona Municipal Fund (Reg. No. 333-132778), 7/26/0 7, and incorporated herein by reference.

(ii) Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), 8/5/03, and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated September 15, 1989: Previously filed with Registrant's Pre-Effective Amendment No. 2 to Registrant's Registration Statement (September 18, 1989), re-filed with Registrant's Post-Effective Amendment No. 12, (April 25, 1995) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(j)     Independent Auditors’ Consent: To be filed by amendment.

(k)     Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated August 29, 1989: Previously filed with Registrant’s Post-Effective Amendment No. 3 (April 30, 1991), re-filed with Registrant's Post-Effective Amendment No. 12, (April 25, 1995) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(m)     (i) Amended and Restated Service Plan and Agreement for Class A shares of Oppenheimer Pennsylvania Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(ii) Amended and Restated Distribution and Service Plan and Agreement for Class B shares of Oppenheimer Pennsylvania Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(iii) Amended and Restated Distribution and Service Plan and Agreement for Class C shares of Oppenheimer Pennsylvania Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(iv) Amended and Restated Service Plan and Agreement for Class A shares of Oppenheimer Rochester National Municipals dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(v) Amended and Restated Distribution and Service Plan and Agreement for Class B shares of Oppenheimer Rochester National Municipals dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(vi) Amended and Restated Distribution and Service Plan and Agreement for Class C shares of Rochester National Municipals dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(vii) Amended and Restated Service Plan and Agreement for Class A shares of Oppenheimer New Jersey Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(viii) Amended and Restated Distribution and Service Plan and Agreement for Class B shares of Oppenheimer New Jersey Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(ix) Amended and Restated Distribution and Service Plan and Agreement for Class C shares of Oppenheimer New Jersey Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/20/08:  Previously filed with Post Effective Amendment No. 23 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-128848), 11/26/08, and incorporated herein by reference.

(o)     (i) Power of Attorney for all Trustees/Directors and Brian Wixted, with the exception of Mary Ann Tynan, dated February 14, 2008: Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Transition 2025 Fund (Reg. No. 333-147847), 0 2/21/08, and incorporated herein by reference.

(ii) Power of Attorney for Mary Ann Tynan, dated October 1, 2008: Previously filed with Post-Effective Amendment No. 43 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/08, and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), 9/14/07, and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Victor Alino, Vice President	Formerly Senior Manager at Bayer Healthcare Pharmaceuticals (April 2006 – December 2008).
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007- April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Emanuele Bergagnine, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Assistant Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Joy Budzinski, Vice President	None
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007).
Michael Camarella, Assistant Vice President	None
Dale Campbell. Assistant Vice President	None
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Assistant Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Cheryl Corrigan, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Assistant Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009) and Intermediate Research Analyst (February 2006 – February 2008)
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Donahue, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (2007 – June 2009).
Alicia Dopico, Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Peter Ellman, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Matthew Farkas, Vice President and Assistant Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President	Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.
Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chief Executive Officer	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Manind Govil, Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 - September 2009).
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	Formerly an Intermediate Trader at OppenheimerFunds, Inc (August 2005 – August 2007).
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Kenneth Herold, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)
Craig Holloway Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Audrey Kiszla, Vice President	None
Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	Formerly Managing Director of the Litigation and Regulatory Group at Bear, Stearns; Attorney at Cleary Gottlieb Steen & Hamilton.
Martin S. Korn, Senior Vice President	None
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 - May 2009).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (from October 2006 – May 2009).
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Young-Sup Lee, Vice President	Formerly a Vice President at Morgan Stanley (July 2006- July 2008).
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – Feb 2009) and Portfolio Manager (August 2006 – December 2007) at ING Investment Management.
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Vice President	None
Bill Levey, Assistant Vice President	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Aaron Magid, Assistant Vice President	None
Matthew Maley, Vice President	None
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
William T. Mazzafro, Vice President	None
Melissa Mazer, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
William McNamara, Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	Formerly Vice President at RNK Capital (June 2004 - September 2008).
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
John V. Murphy, Chairman & Director

Chief Executive Officer of OppenheimerFunds, Inc. (from June 2001 until December 2008); President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
John J. Okray, Vice President & Assistant Counsel	None
Kristina Olson, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kim Pascalau, Assistant Vice President	None
David P. Pellegrino, Senior Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Jeaneen Pisarra, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Christopher Proctor, Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President

Formerly a sector manager at RS Investment Management Co. LLC (October 2006-May 2009) and Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006 – October 2006).

Norma J. Rapini, Assistant Vice President: Rochester Division	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Richard Royce, Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	Formerly Legal Disclosure and Paralegal Manager at OppenheimerFunds, Inc.
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Jeffrey Schwartz, Assistant Secretary	Formerly Manager in Fund Operations at OppenheimerFunds, Inc. (Sept 2006 – May 2009).
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
William Sheppard, Vice President	Formerly an Investment Analyst (October 2004 – March 2008).
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999-2009).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Kevin Smith, Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).
Paul Snogren Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Astrid Yee-Sobraques, Vice President	Formerly a manager at GE Corporate (September 2005 – September 2008).
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Alice Stein, Vice President & Assistant Counsel	Director and Vice President at Morgan Stanley Investment Management from (2004 – 2008).
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.
Agata Strzelichowski, Assistant Vice President	Formerly an associate at Goldman, Sachs & Co. (December 2005 – July 2008).
Amy Sullivan, Assistant Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (January 2006-March 2008).
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 - May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 - May 2009)
The Oppenheimer Funds include the following:

Centennial Government Trust

Centennial Money Market Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal Protected Trust)
Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)
Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.
The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ
The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.
The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Broadsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Michael Camarella(3)	Assistant Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Kent Colwell(1)	Vice President	None
Rodney Constable(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Mark Demitry(3)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Paul Eck 3055 Forest Ridge Court Fairlawn, OH. 44333	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Marcus Franz(3)	Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite 515 N. Bemiston Ave. St. Louis, MO 63130	Vice President	None
William Gahagan(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Richard Knott(1)	President and Director	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Janet Oleary(2)	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Timothy O’Connell(2)	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Corry Read(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(2)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Pat. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(5)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of (the Securities Act and) the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 25th day of September, 2009.

                                                                                 Oppenheimer Multi-State Municipal Trust

                                                                                 By:     John V. Murphy*

                                                                                           John V. Murphy, President,

                                                                                           Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

Brian F. Wruble*	Chairman of the	September 25, 2009
Brian F. Wruble	Board of Trustees

John V. Murphy*	President, Principal	September 25, 2009
John V. Murphy	Executive Officer and Trustee

Brian W. Wixted*	Treasurer, Principal	September 25, 2009
Brian W. Wixted	Financial & Accounting Officer

David K. Downes*	Trustee	September 25, 2009
David K. Downes

Matthew P. Fink*	Trustee	September 25, 2009
Matthew P.Fink

Phillip A. Griffiths*	Trustee	September 25, 2009
Phillip A. Griffiths

Mary F. Miller*	Truste	September 25, 2009
Mary F. Miller

Joel W. Motley*	Trustee	September 25, 2009
Joel W. Motley

Russell S. Reynolds, Jr.*	Trustee	September 25, 2009
Russell S. Reynolds, Jr.

Mary Ann Tynan*	Trustee	September 25, 2009
Mary Ann Tynan

Joseph M. Wikler*	Trustee	September 25, 2009
Joseph M. Wikler

Peter I. Wold*	Trustee	September 25, 2009
Peter I. Wold

*By:     /s/ Kathleen T. Ives

            Kathleen T. Ives, Attorney-in-Fact